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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HMS Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HMS•Holdings•Corp.

401 Park Avenue South
New York, New York 10016
May 20, 2011

Dear Shareholder:

              On behalf of the Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders to be held on Wednesday, July 6, 2011, beginning at 10:00 a.m., Eastern Daylight Time, at the offices of HMS Holdings Corp., 401 Park Avenue South, 10th Floor, New York, NY 10016. The formal Notice of Annual Meeting is set forth in the enclosed material.

              Details regarding admission to the meeting and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement.

              This year, we are pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice instead of a paper copy of this Proxy Statement and our 2010 Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how shareholders who receive the notice can also request a paper copy of our proxy materials, including this Proxy Statement, our 2010 Form 10-K and a form of proxy card or voting instruction card. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

              It is important that your views be represented whether or not you are able to attend the Annual Meeting. You may vote in person at the Annual Meeting, by proxy over the Internet or by telephone, or if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

              We appreciate your investment in HMS Holdings Corp. and look forward to seeing you at the Annual Meeting.

Sincerely,

Walter D. Hosp
Chief Financial Officer

May 20, 2011

HMS•Holdings•Corp.

401 Park Avenue South
New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	10:00 a.m., local time, on Wednesday, July 6, 2011
Place:	401 Park Avenue South, 10th Floor, New York, NY 10016
Items of Business:	(1)
To elect as directors the four nominees named in the attached Proxy Statement for a term expiring on the date of our 2013 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.
(2)
To approve the amendment of the Company's Certificate of Incorporation, as amended, to increase the number of shares of common stock that the Company is authorized to issue from 45,000,000 shares to 125,000,000 shares.
	(3)	To approve the amendment of the Company's Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors.
	(4)	To approve the Fourth Amended and Restated 2006 Stock Plan which, among other changes, increases the number of shares of common stock that may be delivered under that plan by 2,000,000 shares.
	(5)	To approve the Company's Annual Incentive Plan.
	(6)	To approve an advisory vote on executive compensation.
	(7)	To hold an advisory vote on the frequency of future executive compensation advisory votes.
	(8)	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.
	(9)	To consider such other business as may properly come before the 2011 Annual Meeting of Shareholders (the "2011 Annual Meeting").
Adjournments and Postponements:
Any action on the items of business described above may be considered at the 2011 Annual Meeting at the time and on the date specified above or at any time and date to which the 2011 Annual Meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote only if you were a shareholder of the Company as of the close of business on May 17, 2011 (the "Record Date").

Meeting Admission:	You are entitled to attend the 2011 Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date or hold a valid proxy for the 2011 Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to May 17, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2011 Annual Meeting.
Directions to the meeting may be obtained by calling our office at (212) 857-5986 or by email to ir@hms.com.
Voting:
Your vote is very important. Whether or not you plan to attend the 2011 Annual Meeting, we encourage you to read the attached Proxy Statement and vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your vote by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by following the instructions on your proxy card or voting instruction card for voting over the Internet or by telephone. For specific instructions on how to vote, please refer to the "Questions and Answers" section beginning on page 1 of the Proxy Statement.

By the Order of the Board of Directors,

Walter D. Hosp
Chief Financial Officer
May 20, 2011

 HMS HOLDINGS CORP.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 6, 2011

QUESTIONS AND ANSWERS

PROXY MATERIALS

Q:          Why am I receiving these materials?

A:          The Board of Directors, or the Board, of HMS Holdings Corp., a New York corporation (which may be referred to in this Proxy Statement as "we," "us," "our," the "Company," or "HMS"), has made these proxy materials available to you over the Internet or has delivered paper copies of these materials to you in connection with our 2011 Annual Meeting of Shareholders, or the 2011 Annual Meeting, to be held at 10:00 a.m., local time, on Wednesday, July 6, 2011 at 401 Park Avenue South, 10th Floor, New York, NY 10016. As a shareholder, you are invited to attend the 2011 Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and the notice about the Internet availability of our proxy materials, as applicable, are being mailed on or about May 26, 2011 to shareholders entitled to vote at the 2011 Annual Meeting.

Q:          What information is contained in this Proxy Statement?

A:          The information included in this Proxy Statement relates to the proposals to be voted on at the 2011 Annual Meeting, the voting process, our Board and Board committees, the compensation of our directors and executive officers, beneficial ownership of the Company, and certain other required information.

Q:          Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:          This year, we are pleased to be using the U.S. Securities and Exchange Commission, or the SEC, rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or how to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may opt to receive future proxy materials in printed form by mail.

Q:          How can I access the proxy materials over the Internet?

A:          This Proxy Statement and our 2010 Annual Report are available at http://bnymellon.mobular.net/bnymellon/hmsy, which does not have "cookies" that identify visitors to the site.

              Your notice about the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials on the Internet.

Q:          What should I do if I receive more than one notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A:          You may receive more than one notice or more than one paper copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares, or, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one notice or more than one proxy card.

              To vote all of your shares by proxy, you must vote, over the Internet or by telephone, the shares represented by each notice that you receive, unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices, in which case, you must complete, sign, date and return each proxy card and voting instruction card that you receive or follow the directions to vote these shares over the Internet or by telephone.

Q:          How may I obtain a paper copy of the proxy materials?

A:          Shareholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

Q:          I share an address with another shareholder, and we received only one notice of Internet availability of the proxy statement or only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

              If you share an address with another shareholder, you may receive only one notice of Internet availability of the proxy statement or only one set of proxy materials, unless you have provided contrary instructions.

              If you are shareholder of record and wish to receive a separate set of proxy materials now, please request the additional copy by contacting our transfer agent, BNY Mellon at (U.S.) 1.800.522.6645 or (Int'l) 1.201.680.6578. Alternatively, you can write to BNY Mellon Shareowner Services at:

BNY Mellon
480 Washington Boulevard
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner/equityaccess

              If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials in the future, please call Broadridge Financial Solutions, Inc. at 1.800.542.1061.

              All shareholders may also write to us at the address below to request a separate copy of these materials:

HMS Holdings Corp.
Attn: Investor Relations
401 Park Avenue South
New York, NY 10016
Email: ir@hms.com
Telephone: 212.857.5986

Q:          How may I obtain a copy of HMS's 2010 Form 10-K and other financial information?

A:          Shareholders may request a free copy of our 2010 Form 10-K by contacting us at the address/phone number listed in the answer to the prior question. We also will furnish any exhibits to the 2010 Form 10-K if specifically requested.

              Alternatively, shareholders can access the 2010 Form 10-K and other financial information under the Investor Relations tab on our website at www.hms.com.

ANNUAL MEETING INFORMATION

Q:          How can I attend the 2011 Annual Meeting?

A:          You are entitled to attend the 2011 Annual Meeting only if you were a shareholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2011 Annual Meeting. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the 2011 Annual Meeting will be available for inspection at the 2011 Annual Meeting and for a period of ten days prior to the 2011 Annual Meeting, during regular business hours, at our principal executive office, which is located at 401 Park Avenue South, 10th Floor, New York, NY 10016.

              If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to May 17, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2011 Annual Meeting.

              The 2011 Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:30 a.m., local time, and you should allow ample time for the check-in procedures.

Q:          How many shares must be present or represented to conduct business at the 2011 Annual Meeting?

A:          The quorum requirement for holding the 2011 Annual Meeting and transacting business is that holders of a majority of shares of HMS's common stock entitled to vote must be present in person or represented by proxy at the 2011 Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Broker non-votes are shares held in "street name" by brokers who are present in person or represented by proxy at a meeting, but who have not received a voting instruction on a particular item or matter on behalf of the customers who actually own our shares and the item or matter is not within the broker's discretionary authority to vote. See "What if I am a beneficial shareholder and I do not give the nominee voting instructions?" on page 6 for more information.

Q:          What if a quorum is not present at the 2011 Annual Meeting?

A:          If a quorum is not present in person or represented by proxy at the 2011 Annual Meeting, the shareholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no shareholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2011 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting, in which case, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

VOTING INFORMATION

Q:          What are the voting rights of the Company's holders of common stock?

A:          Each outstanding share of the Company's common stock on the Record Date will be entitled to one vote on each matter considered at the meeting.

Q:          Who is entitled to vote at the 2011 Annual Meeting?

A:          Only shareholders of record at the close of business on May 17, 2011 are entitled to vote at the 2011 Annual Meeting. We refer to this date as our Record Date.

              You may vote all shares of HMS's common stock owned by you as of the Record Date, including (i) shares that are held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

              On the Record Date, we had 28,258,337 shares of common stock issued and outstanding.

Q:          What items of business will be voted on at the 2011 Annual Meeting?

A:          The items of business scheduled to be voted on at the 2011 Annual Meeting are:

    (1)
    To elect as directors the four nominees named in this Proxy Statement for a term expiring on the date of our 2013 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.

    (2)
    To approve the amendment of our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 45,000,000 shares to 125,000,000 shares.

    (3)
    To approve the amendment of our Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors.

    (4)
    To approve the Fourth Amended and Restated 2006 Stock Plan which, among other changes, increases the number of shares of common stock that may be delivered under that plan by 2,000,000 shares.

    (5)
    To approve the Company's Annual Incentive Plan.

    (6)
    To approve an advisory vote on executive compensation.

    (7)
    To hold an advisory vote on the frequency of future executive compensation advisory votes.

    (8)
    To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

We will also consider other business that properly comes before the 2011 Annual Meeting.

Q:          How does the Board recommend that I vote?

A:          Our Board recommends that you vote your shares "FOR" the nominees to the Board named in Proposal One; "FOR" the approval of an amendment to the Company's Certificate of Incorporation, as amended, to increase the Company's authorized common stock; "FOR" the approval of an amendment to the Company's Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors; "FOR" the approval of the Fourth Amended and Restated 2006 Stock Plan to increase the shares of common stock that may be delivered thereunder; "FOR" the approval of the Company's Annual Incentive Plan; "FOR" the approval of the advisory vote on executive compensation; "FOR" the Company to hold an advisory vote on executive compensation every THREE YEARS; and, "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 Fiscal Year.

Q:          Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

A:          The table below reflects the vote required in accordance with the laws of New York State and our Amended and Restated By-laws, as applicable.

Proposal Number	Matter	Vote required	Is broker discretionary voting allowed?
One	Elect Directors	Plurality of shares entitled to vote	No
Two	Amend our Certificate of Incorporation to increase our authorized common stock	Majority of shares entitled to vote	Yes
Three	Amend our Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors	Not less than 51% of shares entitled to vote	No
Four	Approve the Fourth Amended and Restated 2006 Stock Plan	Majority of votes cast	No
Five	Approve the our Annual Incentive Plan	Majority of votes cast	No
Six	Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No
Seven	Management Proposal on Frequency of Advisory Vote on Executive Compensation*	Majority of votes cast	No
Eight	Ratify the appointment of KPMG LLP	Majority of votes cast	Yes

*Advisory and non-binding. Please see pages 48-51 for more information regarding the effect of your vote on Proposals Six and Seven.

              With respect to Proposal One, the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required to elect the four nominees named in this Proxy Statement to the Board. In the election of the directors, the nominees receiving the highest number of "FOR" votes at the 2011 Annual Meeting will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to a nominee will not be voted with respect to that nominee, although it will be counted for purposes of determining whether there is a quorum.

Q:          Are abstentions and broker non-votes counted as "votes cast"?

A:          No. Under the laws of New York, our state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote determine the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered "votes cast" based on current state law requirements and our Amended and Restated By-laws. Therefore, with respect to Proposals Two and Three, abstentions and broker non-votes, if any, will have the same effect as a vote "against" these proposals. With respect to Proposals Four, Five, Six and Eight, abstentions and broker non-votes, if any, will not be counted either for or against these proposals. With respect to Proposal Seven, abstentions and broker non-votes, if any, will not be counted in favor of any frequency in the vote.

Q:          What happens if I elect to abstain from voting on certain proposals?

A:          Proposals Four through Eight require a "simple majority vote" under New York law. For example, each year, the ratification of the appointment of our independent public accounting firm is governed by "simple majority voting;" that is, the action will be approved if a majority of the votes cast approve it. Under New York law and our Amended and Restated By-laws, an abstention is not considered a "vote cast" and therefore, will have no effect on voting with respect to these proposals. On the other hand, Proposals Two and Three, which relate to amending our Certificate of Incorporation and By-laws, require the affirmative vote of a majority (or in the case of Proposal Three, not less than 51%) of our outstanding shares. As a result, because an abstention is not considered an affirmative vote, it will have the same effect as a vote "against" each of these proposals, making the threshold for approval more difficult to attain.

Q:          What if I sign and return my proxy without making any decisions?

A:          If you sign and return your proxy without making any selections, your shares will be voted "FOR" the four nominees to the Board, "FOR" Proposals Two-Six and Eight, and for "THREE YEARS" on Proposal Seven. If other matters properly come before the Annual Meeting, William C. Lucia, our President and Chief Executive Officer, and Walter D. Hosp, our Chief Financial Officer, the persons named as proxy holders, will have the authority to vote on those matters for you at their discretion. As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement.

Q:          What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:          If you are a beneficial shareholder and your shares are held in the name of a broker, the broker is bound by the rules of the New York Stock Exchange (NYSE) regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain "routine" matters. If the broker does not vote on a particular proposal because that broker does not have discretionary voting power, this is referred to as a "broker non-vote." Broker non-votes will be considered as present for purposes of determining a quorum.

              The election of directors (Proposal One), the approval of the amendment of our Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors (Proposal Three), the approval of the Fourth Amended and Restated 2006 Stock Plan (Proposal Four), the approval of our Annual Incentive Plan (Proposal Five), the approval of management's proposal on the advisory vote on executive compensation (Proposal Six), the approval of management's proposal on the frequency of the advisory vote on executive compensation (Proposal Seven) are all considered "non-routine" matters under the applicable rules of the NYSE, so your broker cannot vote on these matters without your voting instructions. Your broker is permitted to vote your shares on the amendment of our Certificate of Incorporation to increase our authorized common stock (Proposal Two) and on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011 (Proposal Eight), even if your broker does not receive voting instructions from you, because these matters are considered "routine" under the applicable rules of the NYSE.

Q:          What happens if a nominee is unable to stand for election?

A:          If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or substitute a nominee. If a substitute nominee is selected, the proxy holders, Messrs. Lucia and Hosp, will vote your shares for the substitute nominee, unless you have withheld authority.

Q:          What happens if additional matters are presented at the 2011 Annual Meeting?

A:          Other than the eight items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2011 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Lucia and Hosp, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2011 Annual Meeting.

Q:          What is the difference between holding shares as a shareholder of record and holding shares as a beneficial owner?

A:          Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a shareholder of record and being a beneficial owner.

    Shareholder of Record

    If your shares are registered directly in your name, or as a joint holder, with our transfer agent, BNY Mellon, you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2011 Annual Meeting.

    Beneficial Owner

    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2011 Annual Meeting.

    Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2011 Annual Meeting. Your broker, trustee or nominee has provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:          How can I vote?

A:          Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2011 Annual Meeting.

    By Internet: If you have received a notice of Internet availability of the proxy material by mail, you may submit your proxy over the Internet by following the instructions on the notice. If you received a paper copy of a proxy card or voting instruction card by mail, you may submit your proxy over the Internet by following instructions on the proxy card or voting instruction card.

    By Telephone: If you are a shareholder of record and you received a notice of Internet availability of proxy materials by mail you must have the control number that appears on the notice available when voting by telephone. If you are a shareholder of record and you received a paper copy of a proxy card and you live in the United States or Canada, you may submit your proxy by telephone by following the instructions included on the proxy card. You must have the control number that appears on your proxy card available when voting. If you vote by telephone, you do not have to mail in your proxy card. Telephone voting for shareholders of record is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. EDT on July 5, 2011. If your shares are held in street name in an account at a bank or brokerage firm that participates in a program that offers telephone voting options, upon your request, they will provide you with a voting instruction form that includes instructions on how to vote your shares by telephone.

    You may vote by mail: If you received a paper copy of a proxy card or voting instruction card, you may submit your proxy by completing, signing and dating the proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

    You may vote in person at the 2011 Annual Meeting:    Shares held in your name as the shareholder of record may be voted in person at the 2011 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2011 Annual Meeting, we recommend that you use one of the methods described above to submit your proxy so that your vote will be counted if you later decide not to attend the 2011 Annual Meeting.

                  Participants in the HMS Holdings Corp. 401(k) Plan:    In order to have Fidelity Investments vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on June 30, 2011, or otherwise ensure that your proxy card is signed, returned and received by such time and date. If instructions are not timely received over the Internet or by telephone, or if your signed proxy card is not returned and received by such time and date, your shares will be voted in accordance with the terms of the HMS Holdings 401(k) Plan.

Q:          Is my vote confidential?

A:          Proxy cards, ballots and voting instructions and tabulations that identify individual shareholders will be tabulated by BNY Mellon Investor Services LLC and will be handled in a manner that protects your voting privacy.

Q:          How are my votes cast when I submit my proxy over the Internet, by telephone or by mail?

A:          When you submit your proxy over the Internet, by telephone or by signing and returning the proxy card, you appoint Messrs. Lucia and Hosp as your representative at the 2011 Annual Meeting. Messrs. Lucia and Hosp will vote your shares at the 2011 Annual Meeting as you have instructed. They are also entitled to appoint a substitute to act on their behalf.

Q:          May I change my vote?

A:          Yes. You may change your vote at any time prior to the vote at the 2011 Annual Meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the 2011 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal executive offices no later than July 5, 2011. Attendance at the 2011 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2011 Annual Meeting and voting in person. If you are a shareholder of record or if your shares are held in street name and your bank or brokerage firm offers telephone and Internet voting options, you may also change your vote at any time prior to 11:59 p.m. EDT on July 5, 2011 by voting over the Internet or by telephone. If you change your vote, your latest telephone or Internet proxy is counted.

Q:          Who will serve as inspector of elections?

A:          BNY Mellon Investor Services LLC will tabulate votes and a representative of BNY Mellon will act as inspector of elections.

Q:          Who will bear the cost of soliciting votes for the 2011 Annual Meeting?

A:          HMS is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. HMS has also retained D.F. King & Co., Inc. a professional proxy solicitation firm, to aid in the solicitation of proxies. D.F. King may solicit proxies by personal interview, mail, telephone, facsimile, email, or otherwise. We will pay D.F. King & Co. a base fee of $9,500 plus customary costs and expenses for these services. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to shareholders.

Q:          Where can I find the voting results of the 2011 Annual Meeting?

A:          We intend to announce preliminary voting results at the 2011 Annual Meeting and publish final results on a Form 8-K within four business days of the 2011 Annual Meeting.

Q:          What if I have questions for HMS's transfer agent?

A:          Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

BNY Mellon
480 Washington Boulevard
Jersey City, NJ 07310-1900
(U.S.) 1.877.206.1131 or (Int'l) 1.201.680.6578

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Q:          What is the deadline for submitting proposals for inclusion in HMS's proxy statement for the 2012 Annual Meeting of Shareholders?

A:          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2012 Annual Meeting of Shareholders, or the 2012 Annual Meeting, by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than January 27, 2012 and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, HMS Holdings Corp., 401 Park Avenue South, New York, NY 10016.

              With regard to any proposal by a shareholder not seeking to have such proposal included in the Proxy Statement, but seeking to have such proposal considered at the 2012 Annual Meeting, in order for such proposal to be considered timely it must be received in writing by the Corporate Secretary at our principal executive offices between March 8, 2012 and April 7, 2012. If a shareholder fails to timely notify us of such proposal, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2012 Annual Meeting notwithstanding that shareholders have not been advised of the proposal in the Proxy Statement for the 2012 Annual Meeting. Any proposals submitted by shareholders must comply in all respects with (i) the rules and regulations of the SEC, (ii) the provisions of our Certificate of Incorporation, as amended and our Amended and Restated By-laws and (iii) applicable New York law.

Q:          How may I obtain a copy of HMS Holdings' By-law provisions regarding shareholder proposals and director nominations?

A:          You may contact the Corporate Secretary at our principal offices for a copy of the relevant By-law provisions regarding the requirements for making shareholder proposals and nominating director candidates. Our By-laws, as amended, are also available on our website under the "Investor Relations"/"Corporate Governance" tabs or at http://investor.hms.com/governance.cfm.

FURTHER QUESTIONS

Q:          Who can help answer my questions?

A:          If you have any questions about the 2011 Annual Meeting or how to vote or revoke your proxy, you should contact our Corporate Secretary at 212.857.5000. If you need additional copies of this Proxy Statement or voting materials, please contact our Investor Relations Department by telephone at 212.857.5986 or by email to ir@hms.com.

 CORPORATE GOVERNANCE

Board of Directors

              Our business affairs are managed under the direction of the Board of Directors in accordance with the New York Business Corporations Law, our Certificate of Incorporation, as amended, and our Amended and Restated By-laws.

Board Determination of Independence

              Under Rule 5605(a)(2) of the NASDAQ Stock Market, Inc. Marketplace Rules (the "NASDAQ Marketplace Rules"), a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

              Based on its review of the applicable independence standards and answers to annual questionnaires completed by the directors, our Board of Directors has determined that each of Ms. Rudnick, Dr. Stocker and Messrs. Kelly, Miller, Schwartz and Stowe is an "independent director" as defined under the NASDAQ Marketplace Rules. At the time they ceased to serve on our Board of Directors, Messrs. Powers and Neal were "independent directors" as defined under the NASDAQ Marketplace Rules.

              The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, Compliance Committee and Nominating Committee, each of which consists of independent directors, as defined under the NASDAQ Marketplace Rules.

Meetings of the Board of Directors

              The Board of Directors held four meetings during 2010. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of (a) the Board of Directors, and (b) the committees on which the director served.

              We do not have a policy with regard to directors' attendance at annual meetings. Messrs. Lucia and Holster attended our 2010 Annual Meeting.

Board Committees

              The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, Compliance Committee, and Nominating Committee, each of which operates pursuant to a separate charter that has been approved by the Board of Directors. A current copy of each charter is available on our website at www.hms.com, under the "Investor Relations"/ "Corporate Governance" tabs or at http://investor.hms.com/governance.cfm. Each committee periodically reviews the appropriateness of its charter.

              The Board of Directors makes committee and committee chair assignments annually at its meeting following the annual meeting of shareholders, although further changes to committee assignments are made from time to time as deemed appropriate by the Board of Directors. The Board of Directors and each committee retain the authority to engage its own advisors and consultants.

              The composition and primary responsibilities of each committee are summarized below.

Committee
Independent Director
	Audit	Compensation	Compliance	Nominating
James T. Kelly	✓	✓		✓
William F. Miller III	✓	✓		✓
Ellen A. Rudnick	✓*		✓	✓
Bart M. Schwartz			✓*	✓
Michael A. Stocker, M.D.			✓	✓*
Richard H. Stowe	✓	✓*		✓

*Committee Chair

              Audit Committee. The Audit Committee consists of Ms. Rudnick (Chair) and Messrs. Kelly, Miller (since January 2011) and Stowe. The Board of Directors has determined that each member of the Audit Committee is an independent director, as defined in the NASDAQ Marketplace Rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act and meets NASDAQ's financial knowledge and sophistication requirements. In addition, the Board has determined that Mr. Kelly qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

              As more fully described in its Charter, the Audit Committee's primary function is to assist the Board's oversight of our independent registered public accounting firm, KPMG LLP, and of our accounting and financial processes. Among other things, the Audit Committee reviews (i) our audited financial statements and our quarterly financial results, including our systems of internal controls, disclosure controls and procedures, (ii) KPMG's qualifications and independence, and (iii) KPMG's performance. The responsibilities of the Audit Committee include appointing the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, approving all professional services that they will be providing to us and approving all related compensation to be paid to them for such services. The Audit Committee held four meetings in 2010.

              Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the captions "Audit Committee Report" and "Proposal Eight -Ratification of the Selection of Independent Registered Public Accounting Firm."

              Compensation Committee. The Compensation Committee consists of Messrs. Stowe (Chair), Miller (since January 2011) and Kelly. The Board has determined that each member of the Compensation Committee is an independent director, as defined in the NASDAQ Marketplace Rules. Messrs. Stowe and Kelly are also "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, as amended, or the Code, and will make all compensation decisions intended to qualify under Section 162(m) of the Code.

              As more fully described in its Charter, the Compensation Committee's primary function is to oversee compensation programs that enable the Company to attract, develop, motivate, and retain talented executives to lead our business. Specific responsibilities within this overall mission include (i) annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of these goals and objectives and recommending to the Board of Directors the Chief Executive Officer's overall compensation levels based on this evaluation; (ii) reviewing and approving the annual compensation of our senior executives; (iii) reviewing and approving all other incentive awards and opportunities, employment agreements, severance and other agreements as they affect our Chief Executive Officer and senior executives; (iv) reviewing compensation for non-employee directors and making recommendations to the Board; and (v) administering our equity-based plans. The Compensation Committee held four meetings in 2010.

              The Compensation Committee determines and approves total executive remuneration based on its review and evaluation of proposals and recommendations presented by the Company's senior management. To establish total compensation levels, the Compensation Committee reviews data collected by the Company and by an independent compensation consulting firm retained by the Committee. The Company's philosophy is that executive compensation should be closely aligned with the performance of the Company. Annual performance goals, for the Company as a whole and for each executive, are proposed by management and approved by the Board of Directors at the end of each calendar year for the following year. Annual corporate goals target the achievement of specific strategic, operational and financial performance milestones. Annual individual goals focus on contributions that facilitate the achievement of the corporate goals.

              Under the terms of its Charter, the Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. In 2010, the Compensation Committee retained Frederic W. Cook & Co., Inc., or FWC, to assist the Compensation Committee in, among other matters, the design and development of the 2010 executive compensation and director compensation programs and the development of the Company's peer group to be used by the Compensation Committee in making compensation determinations for both groups. FWC provides services only to, and at the discretion of, the Compensation Committee and did not provide additional services to the Company in 2010. Representatives of FWC attended meetings of the Compensation Committee in 2010 to advise the Committee. Additional information regarding the Compensation Committee's processes and procedures relating to the consideration and determination of executive compensation is included in the section titled "Compensation Discussion and Analysis."

              The Committee periodically conducts a review of the Company's director compensation program. The last comprehensive review took place in July 2010. The Compensation Committee retained FWC to review and evaluate the Company's director compensation program and to provide recommendations based on peer group analyses and national survey data. Based on this review, the Board made several changes to its director compensation program, which are described in more detail in the section titled "Director Compensation."

              The Compensation Committee has delegated to our President and Chief Executive Officer the authority to grant equity awards to employees of the Company, other than executive officers. The Compensation Committee has established narrowly defined, pre-approved parameters regarding the terms and conditions of grants under the delegated authority, including the eligible employee groups, the maximum number of shares subject to the delegation, the determination of the exercise price and other terms and conditions of the awards.

              Additional information regarding compensation of executive officers and the role of FWC is provided in the section titled "Compensation Discussion and Analysis."

Compensation Committee Interlocks and Insider Participation

              During 2010, the members of our Compensation Committee were Richard H. Stowe, James T. Kelly and William W. Neal (through September 2010), none of whom has ever been an officer or employee of the Company and none of whom have had a related person transaction involving the Company. During 2010, none of our executive officers (i) served as a member of the board of directors or compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (ii) served as a member of the compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Board of Directors.

              Compliance Committee. The Compliance Committee consists of Mr. Schwartz (Chair), Ms. Rudnick and Dr. Stocker. The Board has determined that each member of the Compliance Committee is an independent director, as defined in the NASDAQ Marketplace Rules.

              As more fully described in its Charter, the Compliance Committee's primary function is to oversee the operation of the Company's Corporate Compliance Program providing for adherence to healthcare-related laws, regulations, and guidance. The Compliance Committee held four meetings in 2010.

              Nominating Committee. The Nominating Committee consists of Dr. Stocker (Chair), Ms. Rudnick, and Messrs. Kelly, Miller, Schwartz and Stowe. The Board has determined that each member of the Nominating Committee is an independent director, as defined in the NASDAQ Marketplace Rules.

              As more fully described in its Charter, the Nominating Committee's primary responsibilities are: (i) to identify individuals qualified to join the Board of Directors, and to recommend director nominees for election at the annual meeting of shareholders; (ii) to lead the Board of Directors in periodic performance reviews; and (iii) to recommend nominees for each committee to the Board of Directors. The processes and procedures followed by the Nominating Committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process." The Nominating Committee met once separately and reviewed all other matters falling within the scope of the Nominating Committee's responsibilities with the full Board at regularly scheduled Board meetings.

Board Leadership Structure and Role in Risk Oversight

              The structure of our Board of Directors provides strong oversight by the independent directors. The Board of Directors convenes quarterly and is comprised of more than a two-thirds majority of independent directors. Each of the standing committees of our Board of Directors is chaired by an independent director and is comprised entirely of independent directors. Following each Board meeting, our non-employee Board members meet in an executive session to review key decisions, discuss their observations and shape future Board agendas, all in a manner that is independent of management and where necessary, critical of management. The executive session is often led by our Non-Executive Chairman, Robert M. Holster. We believe that this structure creates an environment for increased engagement of the Board as a whole and that the independent majority of our directors provides an effective and independent oversight of management.

              Robert M. Holster, our Non-Executive Chairman since March 2009, has served as a member of our Board of Directors since 2005 and as the Chairman of our Board since 2006. Mr. Holster has been a member of HMS's management team and our predecessor, Health Management Systems, Inc.'s management team for an aggregate of over 20 years. Since 2001, Mr. Holster has held senior executive level positions with us, including serving as our Chief Executive Officer from 2005 to 2009 and as our President and Chief Operating Officer from 2001 to 2005. In March 2009, Mr. Holster stepped down as our Chief Executive Officer, but remained an employee of the Company through December 2010. Given his extensive history with the Company, Mr. Holster brings an unmatched depth of industry and company-specific experience to his role as our Non-Executive Chairman.

              Mr. Holster works closely with our President and Chief Executive Officer, William C. Lucia, providing guidance on matters such as the Company's risk profile, long-term strategy and potential growth opportunities. Through his role as Non-Executive Chairman, Mr. Holster is able to draw on the Board's input to establish a Board agenda that, based on his full understanding of the Company and its business, focuses on the Company's challenges, and ensures that the Board is presented with the necessary information required to fulfill its responsibilities. In addition, given his experience on both sides of a Board meeting, Mr. Holster is also able to advise our President and Chief Executive Officer as to the quality, quantity and timeliness of the flow of information from management, thereby ensuring productive and effective Board meetings. For example, immediately following each executive session, Mr. Holster discusses with Mr. Lucia the non-employee directors' assessments of the meeting, any desired agenda items for future meeting and any issues raised in the executive session.

              Our Board of Directors bears the responsibility for maintaining oversight over the Company's exposure to risk. The Board, itself and through its committees, regularly discusses our material risk exposures, the potential impact on the Company and the efforts of management it deems appropriate to deal with the risks that are identified. In 2010, the Board appointed an Enterprise Risk Management (ERM) Task Force that is led by members of the management team together with a consulting firm specializing in ERM. The ERM Task Force is responsible for implementing ERM across the Company and regularly reports to the Board on the progress of the implementation of the ERM program and its assessment of the key risks facing the Company. As part of the Board's general oversight function for risk management, the Audit Committee works with management and the independent registered public accounting firm to assess the quality and adequacy of the Company's processes and controls that could affect the Company's financial statements and financial reporting, including discussing significant financial risk exposure and the steps management has taken to monitor, control and report such exposure. In addition, the Compensation Committee, in connection with the performance of its duties, considers risks associated with the elements of the Company's compensation programs. The Compliance Committee also meets regularly with management to assess the Company's security programs and healthcare compliance policies and procedures and risks associated therewith. Lastly, the Nominating Committee, with guidance from outside counsel, considers the risks associated with corporate governance. Our Committees generally report to the Board at each regularly scheduled Board meeting.

              The Company has grown significantly over the past several years, both as a result of internal growth and through acquisitions. As a result, at this time of significant growth and expansion of the Company, we believe that this balance of leadership between the Non-Executive Chairman and the President and Chief Executive Officer strengthens both the ability of our Board to provide meaningful guidance to our management team and the ability of our management team to direct its focus and resources toward growing the Company and expanding the breadth of its business. In addition, we believe that this leadership structure is strengthened by a Board with a majority of independent directors that work together and in tandem through their various functional areas of expertise to ensure proper oversight of the Company.

Director Nomination Process

              The Board of Directors is responsible for recommending director candidates for election by the shareholders and for electing directors to fill vacancies or newly created directorships. The Board of Directors has delegated the screening and evaluation process of director candidates to the Nominating Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board of Directors.

              Shareholder Recommendations of Director Candidates. The Nominating Committee will consider director candidates suggested by our shareholders, provided that the recommendations are made in accordance with the procedures described in this Proxy Statement in the Q&A Section under the heading "Shareholder Proposals and Director Nominations." Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process and applying substantially the same criteria as it follows for candidates submitted by others.

              Criteria for Nomination to the Board. The Nominating Committee does not have a formal policy for evaluating director candidates, including with respect to considering diversity, but rather believes that each nominee, regardless of the source of the nomination, should be evaluated based on his or her individual merits, taking into account the needs and composition of the Board of Directors at the time. In evaluating prospective candidates, the Nominating Committee will consider the composition of the Board of Directors as a whole (including diversity of skills, background and experience), the characteristics of each candidate (including independence, diversity, age, skills and experience), and the performance and continued tenure of incumbent directors. The Nominating Committee has not established specific minimum qualifications for a candidate to be recommended for nomination to the Board of Directors.

              Process for Identifying and Evaluating Nominees. The members of the Nominating Committee initiate the process for identifying and evaluating nominees to the Board of Directors by identifying a slate of candidates who have the specific qualities or skills being sought, based on input from all members of the Board of Directors. In the past, the Committee has identified director nominees from various sources, including officers, directors and professional search consultants. The Nominating Committee members evaluate these candidates by reviewing their biographical information and qualifications and checking the candidates' references. Qualified nominees are initially interviewed by at least one member of the Nominating Committee. Appropriate candidates meet with a majority of the Nominating Committee, and based on the input from such interviews and the information obtained by them, the members of the Nominating Committee evaluate which of the prospective candidates is qualified to serve as a director and whether they should recommend to the Board of Directors that it nominate, or elect to fill a vacancy, with these final prospective candidates. Candidates recommended by the Nominating Committee are presented to the Board of Directors for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

Shareholder Communication with the Board of Directors

              Shareholders may communicate with the Board of Directors by sending a letter to HMS Holdings Corp. Board of Directors c/o Corporate Secretary, 401 Park Avenue South, New York, NY 10016. The Corporate Secretary will receive and review all correspondence and forward it to the Chairman of the Board, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate, or to take any other appropriate actions with respect to such communications.

Code of Ethics

              We have adopted a Code of Business Conduct For Designated Senior Financial Managers that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions and such other personnel of the Company or its wholly-owned subsidiaries as may be designated from time to time by the Chairman of the Company's Audit Committee. The Code of Business Conduct is posted on our website at www.hms.com under the "Investors Relations"/"Corporate Governance" tabs and can also be obtained free of charge by sending a request to our Corporate Secretary at 401 Park Avenue South, New York, New York 10016. Any changes to or waivers under the Code of Business Conduct as it relates to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

 DIRECTOR COMPENSATION

General

              A director who is one of our employees receives no additional cash compensation for his or her services as a director or as a member of a committee of our Board of Directors. A director who is not one of our employees (a non-employee director) receives cash compensation for his or her services as described below. All cash compensation, unless deferred, is paid at the end of each quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attendance at Board or committee meetings. In July 2010, our Board of Directors, with the guidance of FWC, reviewed the compensation paid to directors for Board and committee service and adopted a new compensation program which became effective for the third quarter of 2010.

Non-Employee Board Member Retainer

              Each non-employee director receives a quarterly retainer for service as a director, which is fixed from time to time by resolution of the Board. The quarterly retainer is currently $8,750 per quarter, or $35,000 annually. The quarterly retainer was not increased for 2010.

Committee Chair Retainer

              Through the second quarter of 2010, the Audit Committee Chair, Ms. Rudnick, received a quarterly retainer of $1,250. In July 2010, the Board increased the Audit Committee Chair quarterly retainer to $2,500, or $10,000 annually, effective for the third quarter of 2010.

              In addition, in July 2010, the Board approved a quarterly retainer of $2,500, or $10,000 annually, for each of our other committee Chairs. This retainer became effective for the third quarter of 2010.

Stock Option Grants

              Each of our non-employee directors is eligible to receive an annual award of stock options, the value of which is fixed from time to time by resolution of the Board. In July 2010, the Board approved the 2010 grant to each of our non-employee directors and to Mr. Holster of non-qualified stock options and restricted stock units (on an "equal number of units basis") with an aggregate value of $80,000, with the actual number of stock options and restricted stock units to be calculated based on the grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, guidance on stock-based compensation, except that no assumption for forfeitures would be included. On October 1, 2010, each of our non-employee directors and Mr. Holster was granted a stock option to purchase 933 shares of our common stock and 933 restricted stock units. Both of these grants vest quarterly over a one year period, with the first quarter vesting on December 31, 2010. Under the proposed Fourth Amended and Restated Stock Plan, grants for non-employee directors will be determined solely by the independent members of the Board of Directors as determined under NASDAQ's independence rules.

Non-Employee Chairman of the Board Retainer

              In July 2010, the Board approved the following compensation package for a non-employee Chairman of the Board: (i) annual cash retainer of $41,000 and (ii) equity compensation consisting of a grant of non-qualified stock options and restricted stock units (on an "equal number of units basis") with an aggregate value of $94,000, which would be granted on October 1 of each year and which would vest quarterly over a one year period commencing on the date of grant. The actual number of stock options and restricted stock units would be calculated based on the grant date fair value computed in accordance with FASB guidance on stock-based compensation, except that no assumption for forfeitures would be included.

Director Deferred Compensation Plan

              Each of our non-employee directors is eligible to participate in our Director Deferred Compensation Plan, under which the non-employee director may elect to defer all or part of his or her Board of Director fees and annual restricted stock unit grants until the termination of his or her service as a member of the Board for any reason. The amount of any cash compensation deferred by a non-employee director is converted into a number of stock units, based upon the closing price of our common stock on the NASDAQ Global Select Market on the date such fees would otherwise have been payable and is credited to a deferred compensation account maintained in his or her name. Deferred restricted stock unit grants are converted on a share-for-share basis on the date such restricted stock units would otherwise have been payable and also credited to the non-employee director's account. Whenever any cash dividends are declared on our common stock, the account will be credited on the date such dividend is paid with a number of additional stock units based on the number of stock units currently in the account, the per share amount of such dividend and the closing price of our common stock on the dividend date. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Compensation Committee will make appropriate adjustments to the number and kind of shares to be delivered in distributions under the plan. Upon a director's termination of service on our Board, the amounts accumulated in the deferred compensation account will be distributed in the form of common stock under the 2006 Stock Plan equal to the number of whole stock units in the account and cash in lieu of any fractional shares.

              The following table sets forth the deferred stock units held by our non-employee directors as of December 31, 2010 (assuming full vesting of the October 2010 restricted stock unit grant).

Name	Deferred Stock Units
Robert M. Holster	933
James T. Kelly	933
William F. Miller III	467
William S. Mosakowski	-
Ellen A. Rudnick	467
Bart M. Schwartz	553
Michael A. Stocker, M.D.	-
Richard H. Stowe	1,106

2010 Director Compensation

              The following table sets forth compensation earned and paid, as of December 31, 2010, to each of our non-employee directors and Mr. Holster, for service as a director during 2010.

Name(1)	Fees Earned or Paid in Cash		Stock Awards ($)(2)	Option Awards(3)	Total
Robert M. Holster	$474,508	(4)	$19,836	$55,346	$549,690
James T. Kelly	$35,000		$19,836	$55,346	$110,182
William F. Miller III	$35,000		$19,836	$55,346	$110,182
William S. Mosakowski	$35,000		$19,836	$55,346	$110,182
Ellen A. Rudnick	$42,500		$19,836	$55,346	$117,682
Bart M. Schwartz	$22,500	(5)	$19,836	$55,346	$97,682
Michael A. Stocker, M.D.	$40,000		$19,836	$55,346	$115,182
Richard H. Stowe	$40,000	(5)	$19,836	$55,346	$115,182
Former Directors
William W. Neal	$26,250		-	-	$26,250
Galen D. Powers	$17,500		-	-	$17,500

(1)
The number of unexercised stock options outstanding as of December 31, 2010 held by the directors and former directors named in the above table was as follows: Mr. Kelly (21,033), Mr. Miller (21,033), Mr. Mosakowski (19,783), Mr. Neal (0), Mr. Powers (0), Ms. Rudnick (66,033), Mr. Schwartz (933), Dr. Stocker (19,783) and Mr. Stowe (66,033). Each of the directors named in the above table had 933 restricted stock units outstanding as of December 31, 2010. See footnote 2 for information regarding the deferral of these restricted stock units by some of our directors.

(2)
On October 1, 2010, each non-employee director and Mr. Holster, was granted 933 restricted stock units. This grant vests quarterly, with the first quarter vesting on December 31, 2010. Pursuant to our 2010 Director Deferred Compensation Plan, Mr. Holster elected to defer 933 restricted stock units, Mr. Schwartz elected to defer 467 restricted stock units and Mr. Stowe elected to defer 933 restricted stock units. The restricted stock units vest quarterly, with the first quarter vesting on December 31, 2010. The amounts in this column represent the grant date fair value of the restricted stock units granted on October 1, 2010 computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards.

(3)
On October 1, 2010, each non-employee director and Mr. Holster, was granted a non-qualified stock option to purchase 933 shares of common stock. The stock options vest quarterly, with the first quarter vesting on December 31, 2010. The amounts in this column represent the grant date fair value of that stock option grant computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards.

(4)
In March 2009, in connection with Mr. Holster's resignation as our Chief Executive Officer, we amended and restated his employment agreement to reflect his continued employment with the Company as the Chairman of the Board of Directors. For his service under this agreement, Mr. Holster received an annualized base salary of $250,000 and was eligible to receive bonus compensation at a target of 65% of his base salary. Mr. Holster received a performance bonus of

  $219,700 for his 2010 service. Mr. Holster resigned as our employee effective December 31, 2010, but will continue as our non-employee Chairman of the Board of Directors.

(5)
These amounts include the value of fully vested deferred stock units received in lieu of all or a specified portion of the non-employee director's regular quarterly cash retainer based on the fair market value of the underlying shares on December 31, 2010, the date the quarterly cash retainer would otherwise have been paid. Based on his prior election, Mr. Stowe received 173 deferred stock units with a value of $11,250 in lieu of his fourth quarter 2010 retainer and Mr. Schwartz received 86 deferred stock units with a value of $5,625 in lieu of a portion of his fourth quarter 2010 retainer.

 PROPOSALS TO BE VOTED ON
PROPOSAL ONE: ELECTION OF DIRECTORS

              The Board of Directors currently consists of nine members, eight of whom are non-employee directors. Pursuant to our Amended and Restated By-laws, our Board of Directors is currently divided into two classes, with one class standing for election each year, for a term of two years.

              Our Board of Directors, based on the recommendation of our Nominating Committee, has nominated William F. Miller III, Ellen A. Rudnick, Michael A. Stocker and Richard H. Stowe for election as directors at the annual meeting. All of the nominees are current directors of the Company. If elected, each of the nominees will hold office for a two year term expiring at the annual meeting of shareholders in 2013. The terms of the other current directors listed below will expire at the 2012 annual meeting. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.

              Our Amended and Restated By-laws provide that directors are elected by a plurality of the votes cast by shareholders at a meeting at which a quorum is present. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the four nominees, to serve a two year term, and in each case until their successors are elected and qualified. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. The Board of Directors expects that each nominee named in the following table will be available for election.

Our Board of Directors

              The following table sets forth information with respect to our directors and nominees for election at the 2011 Annual Meeting.

Name	Age	Position	Committee Memberships
Robert H. Holster	64	Non-Executive Chairman & Director
James T. Kelly	64	Director	Audit, Compensation, Nominating
William C. Lucia	53	President, Chief Executive Officer & Director
William F. Miller III	61	Director Nominee	Audit, Compensation, Nominating
William S. Mosakowski.	57	Director
Ellen A. Rudnick.	60	Director Nominee	Audit*, Compliance, Nominating
Bart M. Schwartz	64	Director	Compliance*, Nominating
Michael A. Stocker, M.D.	69	Director Nominee	Compliance, Nominating*
Richard H. Stowe	67	Director Nominee	Audit, Compensation*, Nominating

*Committee Chair

              When an incumbent director is up for re-election, the Nominating Committee reviews the performance, skills and characteristics of such incumbent director before making a determination to recommend that the full Board nominate him or her for re-election.

              The Board of Directors believes that the combination of the business and professional experience of our directors and the diversity of their areas of expertise has been a contributing factor to its effectiveness and provides a valuable resource to management. With the exception of our President and Chief Executive Officer, Mr. Lucia, and the latest addition to our Board, Mr. Schwartz, each of our directors has served on our Board for more than three years and, in particular, Ms. Rudnick and Messrs. Miller and Stowe have each served on our Board for more than ten years. During their tenures, our directors have gained considerable institutional knowledge about the Company and its operations. Given the growth of our business and the rapidly changing healthcare environment, this continuity of service and development of institutional knowledge enables our Board to be more efficient and more effective in developing strategy and long-term plans for the Company.

              A description of the specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that each member of the Board of Directors should serve as a director follows the biographical information of each director below.

Directors Whose Terms Expire in 2011

              William F. Miller III has served as one of our directors since October 2000. Mr. Miller is a partner of Highlander Partners, a private equity group in Dallas, Texas focused on investments in healthcare products, services and technology. From October 2000 to April 2005, Mr. Miller served as our Chief Executive Officer and from December 2000 to April 2006, Mr. Miller served as our Chairman. From 1983 to 1999, Mr. Miller served as President and Chief Operating Officer of EmCare Holdings, Inc., a national healthcare services firm focused on the provision of emergency physician medical services. From 1980 to 1983, Mr. Miller served as Administrator/Chief Operating Officer of Vail Mountain Medical. Mr. Miller also serves as a director of Lincare Holdings, Inc. and several private companies. From 1999 to 2009, Mr. Miller served as a director of AMN Healthcare Services, Inc.

              Mr. Miller brings to the Board of Directors both a thorough understanding of our business and the healthcare industry and extensive experience in the financial markets. His significant operational experience, both at HMS and at EmCare Holdings, makes him well-positioned to provide the Company with insight on financial, operational and strategic issues and makes him a valuable member of our Audit, Compensation and Nominating Committees.

              Ellen A. Rudnick has served as one of our directors since 1997. Since 1999, Ms. Rudnick has served as Executive Director and Clinical Professor of the Polsky Center for Entrepreneurship, University of Chicago Booth School of Business. From 1993 until 1999, Ms. Rudnick served as Chairman of Pacific Biometrics, Inc., a publicly held healthcare biodiagnostics company and its predecessor, Bioquant, which she co-founded. From 1990 to 1992, she served as President and Chief Executive Officer of Healthcare Knowledge Resources (HKR), a privately held healthcare information technology corporation and subsequently served as President of HCIA, Inc. (HCIA) following the acquisition of HKR by HCIA. From 1975 to 1990, Ms. Rudnick served in various positions at Baxter Health Care Corporation, including Corporate Vice President of Baxter Healthcare and President and Founder of Baxter Management Services Division. From 1992 to 2003, Ms. Rudnick served as Chairman of CEO Advisors, Inc., a privately held consulting firm. Ms. Rudnick also serves as a director of Patterson Companies, Inc. and First Midwest Bancorp, Inc.

              Ms. Rudnick brings to the Board of Directors extensive business understanding and demonstrated management expertise, having served in key leadership positions at a number of healthcare companies. Ms. Rudnick has a comprehensive understanding of the operational, financial and strategic challenges facing companies and knows how to make businesses work effectively and efficiently. Her management experience has provided her with a thorough understanding of the financial and other issues facing large companies, making her particularly valuable as the Chairman of our Audit Committee and as a member of our Nominating and Compliance Committees.

              Michael A. Stocker, M.D. has served as one of our directors since January 2007. Since September 2008, Dr. Stocker has served as Chairman of the Board of the New York City Health and Hospitals Corporation (HHC), the largest municipal hospital and health care system in the country. From January 2006 to April 2007, Dr. Stocker served as President and Chief Executive Officer of WellPoint, Inc.'s East Region. Dr. Stocker served as President and Chief Executive Officer of Empire Blue Cross Blue Shield from 1994 until its acquisition by Wellpoint, Inc. in December 2005. Dr. Stocker has also held executive level positions with both CIGNA and US Healthcare. Dr. Stocker serves as a director of Coventry Health Care, Inc. He also serves on the Boards of the Arthur Ashe Institute for Urban Health, New York Stem Cell Funding Committee, SeeChange Health and Triveris, Inc. (part of the Psilos Group).

              Dr. Stocker brings a unique perspective to our Board of Directors given his background as a medical professional, his recognized expertise as a business leader, which is exemplified by his appointment as Chairman of HHC by New York's Mayor Bloomberg and his executive-level experience at some of the largest US health insurance companies. Dr. Stocker's background and experience make him well-positioned to serve as the Chairman of the Nominating Committee and as a member of the Compliance Committee.

              Richard H. Stowe has served as one of our directors since 1989. Mr. Stowe is a general partner of Health Enterprise Partners LLP, a private equity firm. From 1999 to 2005, Mr. Stowe was a private investor, a senior advisor to the predecessor funds to Health Enterprise Partners and a senior advisor to Capital Counsel LLC, an asset management firm. From 1979 to 1998, Mr. Stowe was a general partner of Welsh, Carson, Anderson & Stowe. Prior to 1979, he was a Vice President in the venture capital and corporate finance groups of New Court Securities Corporation (now Rothschild, Inc.). Mr. Stowe is also a director of several private and not-for-profit companies and educational institutions. From 1998 to 2007, Mr. Stowe served as a director of MedQuist, Inc.

              Mr. Stowe brings 40 years of financial, capital markets and investment experience to our Board of Directors. Mr. Stowe's background and experience make him well-positioned to serve as the Chairman of the Compensation Committee and as a member of the Audit and Nominating Committees.

Directors Whose Terms Expire in 2012

              Robert M. Holster has served as one of our directors since May 2005 and as the Chairman of our Board of Directors since April 2006 (in a non-employee capacity since January 2011). From May 2005 to February 2009, Mr. Holster served as our Chief Executive Officer and from April 2001 to May 2005, he served as President and Chief Operating Officer. Previously, Mr. Holster served as our Executive Vice President from 1982 to 1993 and as one of our directors from 1989 to 1996. Mr. Holster previously served in a number of executive positions including Chief Executive Officer of HHL Financial Services, Inc., Chief Financial Officer of Macmillan, Inc. and Controller of Pfizer Laboratories, a division of Pfizer, Inc.

              Mr. Holster has been a member of our management team and that of our predecessor, Health Management Systems, Inc. for an aggregate of over 20 years, including serving as our Chief Executive Officer for four years and as our President and Chief Operating Officer for four years. Given his extensive history with the Company, Mr. Holster brings an unmatched depth of industry and company-specific experience to his role as our Chairman.

              James T. Kelly has served as one of our directors since December 2001. Mr. Kelly is a private investor. From 1986 to 1996, Mr. Kelly served as the Chief Executive Officer of Lincare Holdings, Inc., a publicly traded company that provides respiratory care, infusion therapy and medical equipment to patients in the home. From 1994 to 2000, Mr. Kelly served as Chairman of the Board of Directors of Lincare Holdings. Prior to joining Lincare, Mr. Kelly spent 19 years in various management positions within the Mining and Metals Division of Union Carbide Corporation. Mr. Kelly also serves as a director of Emergency Medical Services Corporation and from 1997 to 2009 Mr. Kelly served as a director of American Dental Partners, Inc.

              Mr. Kelly brings over 20 years of public company experience to our Board of Directors, both through his board memberships and through his role as Chief Executive Officer of Lincare Holdings. Given his background and experiences, he provides the Company with valuable financial, operational and strategic expertise and his extensive experience with financial reporting rules and regulations in a public company environment make him well-positioned to serve as a member of the Audit Committee, as our Audit Committee Financial Expert and as a member of the Compensation Committee.

              William C. Lucia has served as our President and Chief Executive Officer since March 2009 and as one of our directors since May 2008. From May 2005 to March 2009, Mr. Lucia served as our President and Chief Operating Officer. Since joining us in 1996, Mr. Lucia has held several positions with us, including: President of our subsidiary, Health Management Systems, Inc. from 2002 to 2009; President of our Payor Services Division from 2001 to 2002; Vice President and General Manager of our Payor Services Division from 2000 to 2001; Vice President of our Business Office Services from 1999 to 2000; Chief Operating Officer of our former subsidiary Quality Medical Adjudication, Incorporated (QMA) and Vice President of West Coast Operations from 1998 to 1999; Vice President and General Manager of QMA from 1997 to 1998; and Director of Information Systems for QMA from 1996 to 1997. Prior to joining us, Mr. Lucia served in various executive positions including Senior Vice President, Operations and Chief Information Officer for Celtic Life Insurance Company and Senior Vice President, Insurance Operations for North American Company for Life and Health Insurance. Mr. Lucia is a Fellow of the Life Management Institute (FLMI) Program through LOMA, an international association through which insurance and financial services companies around the world engage in research and educational activities to improve company operations.

              With over 14 years' experience working across multiple divisions at HMS and his prior experience in the insurance industry, Mr. Lucia brings to our Board of Directors in-depth knowledge of the Company and the healthcare and insurance industries. In his prior role as our President and Chief Operating Officer, Mr. Lucia gained critical insights into managing and growing our business in our complex and dynamic healthcare environment, making him well-positioned to lead our management team and provide essential insight and guidance to the Board of Directors from an inside perspective.

              William S. Mosakowski has served as one of our directors since December 2006. Mr. Mosakowski is the President and Chief Executive Officer of Public Consulting Group, Inc. (PCG), a privately-held consulting firm serving state and local health and human services programs, which he founded in 1986. Prior to starting PCG, Mr. Mosakowski served as Assistant Revenue Director for the Massachusetts Department of Developmental Services (formerly the Department of Mental Health and Mental Retardation). He later served as Manager of Reimbursement for the Harvard Community Health Plan and was a senior consultant with Touche Ross & Company. Mr. Mosakowski is the Chairman of the Board of Trustees of Clark University and a founding benefactor of Clark University's Mosakowski Institute for Public Enterprise. Mr. Mosakowski serves on the Board of Directors of several private and not-for-profit companies.

              Given Mr. Mosakowski's experiences founding and growing PCG, he brings to our Board of Directors a deep understanding of the healthcare industry, the services that we provide, the markets that we serve and the potential for our continued growth.

              Bart M. Schwartz has served as one of our directors since July 2010. Mr. Schwartz currently serves as the Chairman and Chief Executive Officer of SolutionPoint International, LLC, which provides an integrated array of business intelligence, security and compliance, identity assurance and situational awareness solutions. In 2003, Mr. Schwartz founded his own law firm, which specializes in, among other areas, conducting independent investigations, monitoring and Independent Private Sector Inspector General engagements and developing, auditing and implementing compliance programs. From 1991 to 2003, Mr. Schwartz served as the Chief Executive Officer of Decision Strategies, an internationally recognized investigative and security firm, which was sold to SPX Corporation in 2001. Mr. Schwartz has over 30 years' experience managing domestic and international investigations, prosecutions and assessments for clients in both the public and private sectors.

              Mr. Schwartz brings extensive legal and compliance experience to our Board of Directors, which is particularly valuable as we continue to expand our business. Mr. Schwartz's background makes him well-positioned to serve as the Chairman of the Compliance Committee and a member of the Nominating Committee.

Vote Required:

              The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required to elect the four nominees to the Board. In the election of the directors, the nominees receiving the highest number of "FOR" votes at the 2011 Annual Meeting will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to a nominee will not be voted with respect to that nominee, although it will be counted for purposes of determining whether there is a quorum.

The Board of Directors recommends a vote "FOR" all four nominees named in Proposal One.

 PROPOSAL TWO: APPROVAL OF AMENDMENT OF CERTIFICATE OF
INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK

              In April 2011, our Board voted unanimously to approve, and to recommend to our shareholders that they approve, an amendment to Article Fourth of the Company's Certificate of Incorporation, as amended, to increase the number of shares of common stock that the Company is authorized to issue.

Proposed Amendment

              We propose that Article Fourth of our Certificate of Incorporation, as amended, be deleted in its entirety and replaced with the following (with additions indicated with italicized text and deletions indicated by strike-through text):

"FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue shall be ~~50,000,000~~ 130,000,000 shares, consisting of 5,000,000 shares of Preferred Stock with a par value of $.01 per share, and ~~45,000,000~~ 125,000,000 shares of Common Stock with a par value of $.01 per share."

Primary Purpose of the Amendment

              On April 28, 2011, the Board adopted resolutions conditionally approving a three-for-one forward stock split, or the Forward Stock Split, to be effected in the form of a stock dividend of two shares of common stock for each share of common stock outstanding on or about July 22, 2011, the proposed record date for the Forward Stock Split. The Forward Stock Split is conditioned upon approval by the shareholders of the proposed amendment.

              The proposed increase in the number of authorized shares of common stock will be necessary, as the current number of authorized shares of common stock that are not otherwise reserved or outstanding is insufficient to effect the Forward Stock Split and also maintain an adequate number of shares authorized for use in other future business purposes as the Board may deem necessary at a later date. As of the close of business on the Record Date, there were 28,258,337 shares of common stock issued and outstanding. In addition, as of March 31, 2011, 2,207,170 shares were subject to outstanding equity compensation awards such as stock options, restricted stock awards and restricted stock units. An additional 1,312,797 shares were reserved for issuance in connection with future awards available for grant under the Company's shareholder-approved 2006 Stock Plan and 1,662,846 were treasury shares. Therefore, of the additional 80,000,000 shares of common stock that will be authorized under the proposed amendment, 56,516,674 shares would be required to effect the Forward Stock Split.

              Shareholder approval of a stock split effected in the form of a stock dividend is not required under the laws of the State of New York or under the NASDAQ Marketplace Rules, is not being solicited by this Proxy Statement and will not be solicited in the future in order to effect the Forward Stock Split. However, due to the need for additional authorized shares of common stock to implement the Forward Stock Split, if Proposal Two is not approved by shareholders, the Forward Stock Split cannot be effected.

Objective of the Forward Stock Split

              The Board believes that the proposed Forward Stock Split will result in a market price that should be more attractive to a broader spectrum of investors. However, the effect of the Forward Stock Split on the market price for the Company's common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. The market price of the Company's common stock is also based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Other Business Purposes for the Increase in Authorized Common Stock

              Other than the Forward Stock Split, as of the date of this Proxy Statement, the Company has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purpose. However, the Company also reviews and evaluates potential capital raising activities, strategic transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and its shareholders and the additional shares authorized may be used for these purposes as the Board may deem necessary.

              The additional authorized shares after the Forward Stock Split may be used by the Company for business and financial purposes, such as raising capital through the sale of common stock; acquiring other companies, businesses, products or services in exchange for shares of common stock; attracting and retaining employees by the issuance of additional securities under the Company's equity compensation plan; and other transactions and corporate purposes, as determined by the Board from time to time to be necessary or desirable. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining future shareholder approval and holding a special shareholders' meeting before such issuance(s) could proceed, except as provided under New York law or under the NASDAQ Marketplace Rules. Whether and how to undertake any of these types of transactions, if at all, will depend in part on market conditions at the time and there can be no assurance that the Company will undertake any of these types of transactions even if the proposed amendment is approved by the shareholders.

              Although the Board will authorize the further issuance of common stock after the Forward Stock Split only when it considers such issuance to be in the best interests of the Company, shareholders should recognize that in some situations, the issuance of additional shares of common stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

Implementing the Forward Stock Split and the Effect on Current Shareholders

              Although the Board retains the right not to implement the Forward Stock Split even if the proposed amendment is approved by our shareholders, if our shareholders approve Proposal Two, we expect to file a Certificate of Amendment with the Secretary of State of the State of New York shortly after such approval. The proposed amendment will become effective upon the acceptance of the Certificate of Amendment by the State of New York.

              The holders of record of common stock as of the close of business on the Forward Stock Split record date, July 22, 2011, will receive, as a stock dividend, two additional shares of common stock for each share of common stock owned as of that date. The shareholders of the Company as of the Forward Stock Split record date will not pay, and the Company will not receive, any payment or other consideration for the additional shares that will be issued or the adjustments that will be made pursuant to the Forward Stock Split. A shareholder's equity interest in the Company will not increase as a result of the Forward Stock Split; however, any sale of the shares received as a result of the Forward Stock Split by a shareholder will reduce such shareholder's proportional equity in the Company.

              Upon the effectiveness of the Forward Stock Split, appropriate adjustments will be made to the equity compensation awards awarded and to be awarded under the Company's equity incentive plans. For example, the Forward Stock Split will have the effect of tripling the number of shares of common stock issuable upon exercise of options and other rights granted under the under the 2006 Stock Plan and of reducing, to one-third, the option price per share of such options and rights. The restricted stock awards and restricted stock units granted to Company employees and directors and common stock equivalents held by directors, officers and employees will also be tripled. The aggregate number of shares that may be issued under the 2006 Stock Plan, the number of shares covered by outstanding stock options, restricted stock awards and restricted stock units under the 2006 Stock Plan and the exercise price of such stock options will also be proportionately adjusted to reflect the Forward Stock Split.

              The Company has chosen to implement the Direct Registration System, or DRS, for shares issued as a result of the Forward Stock Split. The DRS is a book-entry form of stock ownership allowing shares to be owned, transferred or sold electronically without having a physical stock certificate issued. Under the DRS your traditional voting and other rights and benefits as a shareholder remain the same.

              The Company's transfer agent, BNY Mellon will manage the DRS. You will receive a statement showing your total number of shares registered with BNY Mellon following the Forward Stock Split, including shares held in both certificate and book-entry form. It is important that you retain this statement for your records. Additionally, do not destroy any Company stock certificates you currently hold. The certificates remain valid for the number of shares shown on them, and you should continue to carefully preserve them.

              If you would prefer to receive a certificate for your shares issued in the Forward Stock Split, instead of holding them in book-entry form, you may request a certificate from BNY Mellon at any time. You may also transfer shares from certificate form to book-entry form at any time.

IMPORTANT NOTE: CERTIFICATES REPRESENTING SHARES OF COMMON STOCK ISSUED PRIOR TO THE FORWARD STOCK SPLIT WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF COMMON STOCK AFTER THE EFFECTIVE DATE. THEREFORE, PLEASE DO NOT DESTROY OR RETURN YOUR EXISTING CERTIFICATES.

Other Effects of the Amendment, if Adopted

              Upon issuance, the additional shares of authorized common stock would have rights identical to the shares of common stock currently outstanding. Approval of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. The Forward Stock Split will reduce the Company's diluted earnings per share but would not affect voting rights of current shareholders, as each shareholder would continue to hold the same percentage interest in the Company, unless a shareholder elects to sell the shares received as a result of the Forward Stock Split. Because the Company's Certificate of Incorporation, as amended, does not confer to the Company's shareholders preemptive rights with respect to common stock, should the Board elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase these shares.

              As a result of the Forward Stock Split, and in accordance with New York law, an amount equal to the par value per share of common stock for each share issued in the Forward Stock Split will be transferred back to stated capital. There will be no change in the Company's total paid-in capital.

              The proposed amendment could, under certain circumstances, have an anti-takeover effect, although it is not the Company's intention with this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for the Company to impede the attempt by issuing shares of common stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for the Company's shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, as of the date of this Proxy Statement, the Board is not aware of any attempt to take control of the Company, and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Certain Federal Income Tax Consequences

              The following discussion summarizes certain United States federal income tax consequences of the Forward Stock Split to United States holders. This discussion is provided for general information purposes only, does not purport to address all aspects of the possible federal tax consequences of the Forward Stock Split, and is not intended as tax advice to any person. This discussion assumes that the shares of common stock are held as "capital assets" as defined in the Internal Revenue Code of 1986, as amended, or the Code. This discussion does not consider the federal income tax consequences to the Company's shareholders in light of their individual circumstances or to holders who may be subject to special treatment under the federal income tax laws, such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, tax-exempt entities, and persons who acquired their common stock as compensation. This discussion does not address the tax consequences of any transactions effectuated prior to or after the Forward Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock, and does not address the tax consequences of the Forward Stock Split to holders of options or other equity compensation awards. In addition, this discussion does not address any consequences of the Forward Stock Split under any state, local or foreign tax laws. Each shareholder is urged to consult his, her or its tax advisor with respect to the tax consequences of the Forward Stock Split in their particular circumstances.

              This discussion is based on the Code, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and subject to change at any time, possibly with retroactive effect, or to differing interpretation. This discussion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the tax consequences described herein.

              For purposes of this discussion, a "United States holder" is a shareholder that for United States federal income tax purposes is (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust, if it is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust (or it has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person).

              The Forward Stock Split should result in no gain or loss to a United States holder of our common stock. The aggregate adjusted tax basis of the existing shares of common stock held by a United States holder immediately before the Forward Stock Split must be allocated pro rata between the additional shares received in the Forward Stock Split and the holder's existing shares. The holder's holding period for the shares received in the Forward Stock Split will include the holding period of the holder's existing shares with respect to which the additional shares were issued.

              The foreign, state, and local tax consequences of the Forward Stock Split may vary as to each shareholder depending on the jurisdiction in which such stockholder resides. As a result, shareholders are urged to consult their own tax advisors. It is the responsibility of each shareholder to obtain and rely on advice from his, her or its own tax advisors as to, but not limited to, the following: (A) the effect of the Forward Stock Split on his, her or its tax situation, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (B) the effect of possible future legislation or regulations; and (C) the reporting of information required in connection with the Forward Stock Split on his, her or its own tax returns. It will be the responsibility of each shareholder to prepare and file all appropriate federal, state and local tax returns.

Vote Required

              The affirmative vote of a majority of the shares entitled to vote at the 2011 Annual Meeting is required to approve the proposal to amend our Certificate of Incorporation, as amended, to increase the Company's authorized shares of common stock.

The Board of Directors recommends a vote "FOR" the proposal to amend the Company's Certificate of Incorporation, as amended, to increase the Company's authorized shares of common stock.

 PROPOSAL THREE: APPROVAL OF AMENDMENT OF AMENDED AND RESTATED BY-LAWS TO IMPLEMENT A MAJORITY VOTE STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS

              In February 2011, our Board voted unanimously to approve, and to recommend to our shareholders that they approve, an amendment to our Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors, effective at the 2012 annual meeting of shareholders.

Proposed Amendment

              We propose that Section 2 of Article II of our Amended and Restated By-laws be amended as follows (with additions indicated with italicized text and deletions indicated by strike-through text):

    Section 2. Annual Meetings. The Annual Meetings of Shareholders shall be held on such dates and at such times as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the shareholders shall elect ~~by a plurality vote~~ a Board of Directors in accordance with Section 2 of Article III of these By-laws and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten (10) nor more than fifty (50) days before the date of the meeting.

              We also propose that Section 2 of Article III of our Amended and Restated By-laws be amended as follows (with additions indicated with italicized text and deletions indicated by strike-though text):

    Section 2. Classification and Election of Directors. The Board of Directors of the Corporation shall be divided into two classes which shall be designated Class I and Class II, and each class shall consist of as nearly equal a number of directors as possible, with Class I containing the unequal number of directors, if necessary. ~~Class I directors shall initially serve until serve until the next Annual Meeting of Shareholders after the adoption of these By Laws, and Class II directors shall initially serve until the next succeeding Annual Meeting of Shareholders.~~ In the case of each class, the directors shall serve until their respective successors are duly elected and qualified, or until their earlier resignation or removal. At each Annual Meeting of Shareholders after such initial classification, directors of the respective class whose term expires shall be elected to hold office for a term to expire at the second ensuing Annual Meeting of Shareholders after their election, and until their respective successors are duly elected and qualified. ~~Election shall be decided by a plurality vote.~~ A nominee for director shall be elected by the shareholders at such meeting if the votes cast "for" such nominee's election exceed the votes cast "against" such nominee's election (with "abstentions" and "broker non-votes" not counted as a vote either "for" or "against" that director's election); provided, that directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which (i) the secretary of the corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 9 of Article II of these By-Laws and (ii) such nomination has not been withdrawn by such shareholder on or before the tenth business day before the corporation first mails its notice of meeting to the shareholders. No amendment to these By-Laws shall alter, change or repeal any of the foregoing provisions of this Section 2 unless such proposed amendment shall receive the affirmative vote of the holders of not less than 51% of the outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

Rationale for a Majority Voting Standard

              Our Amended and Restated By-laws currently provide that our directors are elected by a plurality of the votes cast in the election of directors. Under this plurality vote standard, the director nominees who receive the highest number of affirmative votes cast are elected as directors. Accordingly, a director may be elected without receiving a majority of votes cast "For" his or her election and even if the number of "Withheld" votes exceeds the number of "For" votes.

              As part of the ongoing review of our corporate governance, our Board determined that it is in the best interest of our shareholders to implement a majority vote standard in uncontested director elections, while retaining the plurality standard for contested elections. The Board concluded that the adoption of a majority vote standard will reinforce the Board's accountability to our shareholders by requiring that a nominee must obtain more "For" than "Against" votes in order to be elected.

              The Board believes, however, that the plurality vote standard should continue to apply in contested director elections. If a majority vote standard is used in a contested election, fewer candidates could be elected to the Board than the number of authorized Board seats. Accordingly, we will retain plurality voting in contested elections.

              Concurrent with the Board's review, we received a shareholder proposal in December 2010 requesting that the Board initiate the process to amend the Company's governance documents to provide for majority voting in uncontested elections, with a plurality vote standard retained for contested director elections. As a result of the Board's decision to recommend that shareholders approve an amendment to our Amended and Restated By-laws to effect this change, the shareholder proposal was subsequently withdrawn.

Implementing the Majority Vote Standard

              If the proposed amendments to our Amended and Restated By-laws are approved by our shareholders, they will become immediately effective.

              Additionally, because we are incorporated in New York, our Board has also approved a Board Resignation Policy consistent with the majority vote standard. Under New York law, even if an incumbent director does not receive the vote required for re-election, that director will continue to serve as a "holdover director" until a successor is elected and qualified. The Board Resignation Policy requires each incumbent nominee to submit an irrevocable contingent resignation letter that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they face re-election and (ii) Board acceptance of such resignation. If the nominee fails to receive the required vote for re-election, our Nominating Committee will act on an expedited basis to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

              If our shareholders do not approve the amendments to our Amended and Restated By-laws, the proposed amendment and the corresponding Board Resignation Policy, described in the preceding paragraph, will not become effective and the Amended and Restated By-laws will continue as currently in effect.

Vote Required

              The affirmative vote of the holders of 51% of the outstanding shares of common stock of the Company is required to amend Section 2 of Article III of the Amended and Restated By-laws.

The Board of Directors recommends a vote "FOR" the proposal to amend the Company's Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors.

 PROPOSAL FOUR: APPROVAL OF FOURTH AMENDED
AND RESTATED 2006 STOCK PLAN

              In April 2011, our Board voted unanimously to approve and to recommend to our shareholders that they approve the fourth amendment and restatement of our 2006 Stock Plan, or the Amended Plan, that among other changes described below, increases the number of shares of common stock that may be delivered under the 2006 Stock Plan by 2,000,000 shares, which would provide an aggregate of 3,312,797 shares that may be delivered thereunder (any or all of which could be used for incentive stock options), after taking into account issuances through March 31, 2011.

Rationale for the Amended Plan

              The Compensation Committee of the Board reviewed our 2006 Stock Plan as currently constituted. Based on this review, the Compensation Committee determined that an insufficient number of shares are available under the 2006 Stock Plan to enable the Compensation Committee to provide future grants of stock options and other stock awards to our officers, directors and employees.

              As of March 31, 2011, awards to acquire 2,793,700 shares of common stock had been granted under the 2006 Stock Plan to officers, directors and employees, and approximately 1,312,797 shares remained available for future grants under the 2006 Stock Plan.

              The additional shares of common stock that would be authorized to be issued under the 2006 Stock Plan pursuant to the proposed amendment, or the Amendment, represent approximately 6.7% of the shares of common stock outstanding on March 31, 2011. Based on present and projected rates of grant, we expect this number to be sufficient for three years, absent some need to provide incentives in light of unexpected management turnover.

              As of March 31, 2011, we had a total of 1,988,430 stock options outstanding under the 2006 Stock Plan, our 1999 Long-Term Incentive Stock Plan (which plan was terminated in connection with the adoption of the 2006 Stock Plan) and inducement options issued outside of our plans. The weighted average exercise price of these options is $25.21 per share, and they have a weighted average term during which they may be exercised of 4.48 years. In addition, 95,940 restricted stock awards and 122,800 restricted stock units were outstanding on March 31, 2011.

              The Board believes that by allowing us to continue to offer our employees long-term, performance-based compensation through the proposed increase to the shares reserved for issuance under the 2006 Stock Plan, we will continue to be able to attract, motivate and retain experienced and highly qualified employees who will contribute to our financial success.

Proposed Changes in Amended Plan

              In addition to increasing the authorized shares for award under the 2006 Stock Plan, the Board also agreed to several other changes to the 2006 Stock Plan, which are designed to make it consistent with market-based best practices, and/or compliant with the Internal Revenue Code of 1986, as amended, or the Code. The change in control definition in the 2006 Stock Plan was amended, for new awards, to (i) increase the percentage of the Company's voting power that must be acquired to trigger a change in control from 35% to 50.01%, (ii) revise the exception to a merger or consolidation triggering a change in control such that it will not be triggered if the Company's stock is converted into stock of the successor organization representing more than 50% (decreased from 55%) of the voting power of all of the stock of the successor organization immediately after that merger or consolidation, and (iii) provide that a change in control triggered by a change in composition of our Board of Directors that is not approved by the continuing directors is measured on a year by year basis rather than over two years (a change in line with Section 409A of the Code). The maximum term for new awards of options and stock appreciation rights was increased from seven to ten years.

              Other significant changes made to the 2006 Stock Plan under the Amendment are the revised definition of "fair market value" (to track flexibility provided by Section 409A of the Code). The Amended Plan also eliminates some of the performance conditions that can be used for grants other than options and stock appreciation rights that are intended to satisfy the requirements of Section 162(m) of the Code and aligns them with the conditions in the Annual Incentive Plan.

              The Amended Plan clarifies the extent to which shares are removed from the Plan pool in connection with exercises of Stock Appreciation Rights (by providing that the reduction will be based on the pro rata portion of the right that is exercised, not on the typically smaller number of shares actually issued on exercise). It also removes references to tandem Stock Appreciation Rights and clarifies the timing and conditions for payment of dividends and dividend equivalents, making clear that they are subject to the vesting of the underlying awards. It makes clear that amendments to the 2006 Stock Plan that currently require shareholder approval under NASDAQ will still be required even if the NASDAQ requirements cease to be applicable and specifies that the awards for members of our Board will be granted solely by a committee all of the members of which are independent directors. The Amended Plan also extends the duration of the 2006 Plan to the 10th anniversary of the approval of the Amended Plan.

              Immediately following this proposal is a summary of the material provisions of the Amended Plan. This description is qualified in its entirety by the full text of the Fourth Amended and Restated 2006 Stock Plan, which is included as Appendix A to this Proxy Statement as filed electronically with the SEC. The full text of the 2006 Plan, as proposed to be amended, also includes additional, non-material changes. Shareholders may request a copy of the 2006 Plan, as proposed to be amended at the 2011 Annual Meeting, by sending a written request to HMS Holdings Corp., 401 Park Avenue South, New York, NY 10016, Attention: Corporate Secretary.

Implementing the Amended Plan

              If this proposal is approved at the Annual Meeting, the 2006 Stock Plan will be amended and restated, in the form attached hereto as Appendix A. If the proposal is not approved at the Annual Meeting, then the Amended Plan will not become effective and the 2006 Stock Plan will continue as currently in effect.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2011 Annual Meeting is required to approve the Amended Plan.

The Board of Directors recommends a vote "FOR" the proposal to approve the Fourth Amended and Restated 2006 Stock Plan.

Summary of the Amended Plan

Defined Terms	All terms used in this summary and not otherwise defined herein shall have the meanings ascribed to them in the Amended Plan, included as Appendix A to this Proxy Statement.
Plan Term
The 2006 Stock Plan will currently expire on June 6, 2016 but the term will be extended to the tenth anniversary of the 2011 annual meeting. However, the 2006 Stock Plan may be terminated earlier by the Board.
Eligibility for Grants
All employees of the Company and its subsidiaries as well as the Company's non-employee directors are eligible to participate in the 2006 Stock Plan and are referred to as Participants. As of April 28, 2011, there were 1,730 employees and eight non-employee directors eligible to participate in the 2006 Stock Plan.

From time to time, the Compensation Committee, or as to non-employee Directors, a committee of independent directors, will determine who will be granted Awards, and the number of shares subject to such Awards. To the extent necessary for compliance with Code deduction limits or Section 16 of the Exchange Act, the Compensation Committee may act through a subcommittee or members may recuse themselves or abstain from voting.
Awards Available	• Incentive and Nonqualified Stock Options (Stock Options);
• Stock Appreciation Rights (SARs);
• Restricted Stock Awards and Restricted Stock Unit Awards;
• Performance Shares and Performance Units (Performance Awards); and
• Other Share-Based Awards.
Shares Authorized	3,312,797 shares for Awards made after March 31, 2011, counted and subject to adjustments, as described below.
Share Counting Method	• Stock Options and SARs count as one share.
• Restricted Stock Awards, Restricted Stock Unit Awards, Performance Shares and Share Awards count as 1.85 shares.

•       The following shares shall not be added to the number of shares authorized: shares tendered or withheld in payment of the exercise price of a Stock Option; shares withheld to satisfy tax withholding obligations with respect to Stock Options and SARs; and, shares reacquired by the Company on the open market (or otherwise) using the cash proceeds of Stock Option exercises.

• All shares covered by a stock-settled SAR, proportionate to the extent exercised, are counted against the number of shares authorized, not just the net shares issued upon exercise.

•       Shares not purchased or awarded under a terminated, lapsed or forfeited Award and shares not issued under an SAR or other Award that is settled in cash may be used for further Awards under the 2006 Stock Plan; the shares will be added back for each such share as one share if they were subject to a Stock Option or an SAR, and as 1.85 shares if they were subject to a Restricted Stock Award, Restricted Stock Unit Award, Performance Share or Share Award.

•       Shares tendered or withheld to satisfy tax withholding obligations other than with respect to Awards other than Stock Options and SARs will be added back as 1.85 shares for each share tendered or withheld.

Individual Limitations	In any year, no individual may receive stock options, SARs and other Awards intended to comply with the performance-based exception of the Code covering more than 200,000 shares of common stock.
Repricing Prohibited
Unless approved by our shareholders or otherwise specifically provided under the 2006 Stock Plan, the Company may not, with respect to any outstanding Stock Option or SAR granted take any of the following actions:
• amend the Stock Option or SAR to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share;

•       cancel the Stock Option or SAR and grant in substitution new Awards under the 2006 Stock Plan covering the same or a different number of shares having an exercise or measurement price per share that is lower than the then-current exercise price or measurement price per share of the cancelled Stock Option or SAR;

• cancel for cash any Stock Options or SARs that have exercise or measurement prices per share above the then-current fair market value; or,
• take any other action that constitutes "repricing" within the meaning of the rules of the NASDAQ Stock Market.
Special Provisions for Stock Options
Number granted	Determined by the Compensation Committee.
Exercise Price	Not less than fair market value of a share of stock on grant date.

•       The fair market value is closing price of our common stock as reported on The NASDAQ Global Select Market on the grant date, provided that the Amended Plan also permits the use of other times of day to the extent appropriate because of exchange or market procedures or the use of weighted averages either on a daily basis or such longer period as complies with Section 409A of the Code.

Vesting and Exercise Periods	As determined by the Compensation Committee. However:
• If a grantee's employment or Board service is terminated for gross misconduct, as determined by the Company, all rights under the Stock Option expire immediately.
• The term of Stock Options may not exceed ten years.
Limits on Incentive Stock Options (ISOs)	In general, ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment. Therefore, among other requirements,

•       No employee may receive a grant of ISOs for stock that would have an aggregate fair market value in excess of $100,000 (or such other amount as the Internal Revenue Service may decide from time to time), determined when the ISO is granted, that would be exercisable for the first time during any calendar year.

• If any grant is made in excess of the limits provided in the Code, the grant automatically becomes a Nonqualified Stock Option.
Dividends/Dividend Equivalents	Dividends and dividend equivalents are neither paid nor accumulated on Stock Options.
Special Provisions for SARs	SARs may be paid in shares, cash or a combination of shares and cash.

Upon exercise of a SAR, the SAR grantee will receive an amount equal to the excess of the fair market value of the shares on the date the election to surrender is received by the Company, over the fair market value of the shares on the date of grant multiplied by the number of shares covered by the grant of the SAR.
Number granted	Determined by the Compensation Committee.
Dividends and Dividend Equivalents	Dividends and dividend equivalents are neither paid nor accumulated on SARs.
Vesting and Exercise Periods	As determined by the Compensation Committee. However, the term of SARs may not exceed ten years.
Special Provisions for Restricted Stock Awards and Restricted Stock Unit Awards	Restricted Stock Awards: actual shares of common stock may be granted subject to the terms and conditions as the Compensation Committee prescribes.

Restricted Stock Unit Awards: units valued by reference to shares of common stock may be granted subject to the terms and conditions as the Compensation Committee prescribes.
Number granted	Determined by the Compensation Committee.
Employment or Board membership required

Grantees generally must remain employed or serve as Board members during a period designated by the Compensation Committee (the Restricted Period) to vest in or receive the shares, cash or combination thereof under the Restricted Stock Award or Restricted Stock Unit Award.

If employment or Board membership ends before the Restricted Period ends, the Restricted Stock Award or Restricted Stock Unit Award will terminate.

However, the Compensation Committee may, at the time of the grant, provide for the employment or Board membership restriction to lapse with respect to a portion or portions of the Restricted Stock Award or Restricted Stock Unit Award at different times during the Restricted Period. The Compensation Committee may, in its discretion, also provide for complete or partial exceptions to the employment or Board membership restriction as it deems equitable, subject to the requirements described under "Vesting" below.
Lapse of Restrictions	All restrictions imposed under the Restricted Stock Award or Restricted Stock Unit Award lapse upon the expiration of the Restricted Period if the conditions described above have been met.
Form of Grant	Restricted Stock Awards are shares of common stock. Restricted Stock Unit Awards are units valued by reference to shares of common stock.

Restricted Stock Awards will be settled in shares of common stock. Payouts of Restricted Stock Unit Awards may be in the form of shares of common stock, cash or any combination of shares and cash as determined by the Compensation Committee.
Dividends and Dividend Equivalents	Restricted Stock Awards will accrue cash dividends and Restricted Stock Unit Awards may accrue dividend equivalents, with payment in each case subject to the vesting of the underlying awards.

Vesting	Restricted Stock Awards and Restricted Stock Unit Awards will have a vesting period over which they will vest of at least three years, subject to certain exceptions described below, including a one-year minimum vesting period for Restricted Stock Awards and Restricted Stock Unit Awards that vest based on the achievement of Performance Goals, except for Restricted Stock Awards or Restricted Stock Unit Awards awarded (i) to new hires to replace forfeited awards from a prior employer, (ii) to non-employee members of the Board or (iii) in payment of Performance Awards and other earned cash-based incentive compensation. Notwithstanding the preceding sentence, the Compensation Committee may, in its discretion, accelerate vesting in the event of the death, disability or retirement of a Participant or a Change in Control.
Special Provisions for Performance Awards

The Compensation Committee will determine the period for which a Performance Award is made, which is referred to as the Award Period, and the Performance Goals. The Award Period may not be less than one year. Recipients of Performance Awards must remain employees throughout the Award Period.

Number granted	Determined by the Compensation Committee.
Performance Goals
May include any or a combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and, client growth.

For a Performance Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, measures may include any other financial or other measurement established by the Compensation Committee.

For any Performance Award intended to constitute performance-based compensation" under Section 162(m) of the Code, revisions to the respective performance goals must be set forth in the related Award Agreement within the time period required by Section 162(m).
Performance Share Award Payouts	The Compensation Committee will establish the method of calculating the amount of payment to be made under a Performance Award if Performance Goals are met, including any maximum payment.

After the completion of an Award Period, the relevant performance will be measured against the Performance Goals, and the Compensation Committee will determine whether all, none or a portion of Performance Award is paid.
The Compensation Committee may elect to make payment in shares, cash or a combination of cash and shares.

The maximum amount that may be earned by any recipient for each fiscal year in an Award Period with respect to Performance Units that are intended to comply with the performance-based exception under Section 162 (m) is $1,500,000.
Dividends/Dividend Equivalents
The Compensation Committee may at the time of the grant, provide that any dividends declared during the Award Period, which would have been paid had the shares underlying the Performance Award been owned by the grantee, be (i) paid to the extent that the Performance Award is earned, (ii) accumulated and used to increase the number of shares underlying the Performance Award or (iii) not paid or accumulated.
Vesting	Performance Awards denominated in Performance Shares will have a minimum vesting period of one year.
Other Share-Based Awards
Actual shares of common stock or phantom shares of common stock may be granted in the amounts and on the terms and conditions as the Compensation Committee determines and subject to the limitations on vesting described above for restricted stock awards.

Other Information

              Administration of the 2006 Stock Plan. The 2006 Stock Plan is administered by the Compensation Committee of our Board of Directors. To the extent permitted by law, the Compensation Committee may delegate certain of its authority in accordance with the 2006 Stock Plan. The Compensation Committee has the authority to, among other things, determine eligibility for and grant awards; determine, modify or waive the terms and conditions of any award; and prescribe forms, rules and procedures for awards. Determinations of the Compensation Committee under the 2006 Stock Plan will be conclusive and bind all parties. To the extent compensation decisions are intended to qualify under Section 162(m) of the Code, such decisions will be made by Messrs. Stowe and Kelly, both of whom are "outside directors" within the meaning of Section 162(m) of the Code.

              Change in Control. Unless provided otherwise in the terms of a particular Award, in the event a Participant is involuntarily terminated without cause within 24 months following a change in control of the Company (as defined in the 2006 Stock Plan), Stock Options and SARs will become fully vested and immediately exercisable, unvested restricted stock will immediately vest and become free of restrictions, all Performance Awards will be considered to be earned and payable in full, based on the applicable performance criteria or, if not determinable, at the target level and any deferral or other restriction will lapse and the Performance Awards will be immediately settled or distributed, and the restrictions and other conditions applicable to other Awards shall lapse, and such Awards will become fully vested and transferable, to the extent of the original grant.

              Notwithstanding any other provision of the 2006 Stock Plan, in the event of a change in control the Compensation Committee or Board may provide that each Stock Option or SAR shall be cancelled in exchange for a cash payment in an amount equal to the amount by which the price paid to our shareholder in the change of control transaction exceeds the exercise price of the Stock Option or SAR multiplied by the number of shares granted thereunder.

Adjustments

              In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the 2006 Stock Plan; the individual award maximums and maximum share limits described in the 2006 Stock Plan; the number and exercise price of outstanding Stock Options and SARs; and the number and kind of shares subject to other awards granted under the 2006 Stock Plan.

Plan Amendment and Termination

              The Board may amend, suspend or terminate the 2006 Stock Plan or any portion thereof at any time provided that (i) to the extent required by Code Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable, until such amendment has been approved by the Company's shareholders; (ii) no amendment that would require shareholder approval under NASDAQ Marketplace Rules may be made effective until so approved by the Company's shareholders; and (iii) if NASDAQ Marketplace Rules amends its corporate governance rules so that such rules no longer require shareholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ Marketplace Rules, no amendment to the 2006 Stock Plan that materially increases the number of authorized shares under the 2006 Stock Plan (except as permitted by the 2006 Stock Plan), expands the types of Awards that may be granted thereunder, or materially expands the class of eligible Participants shall be effective, until the Company's shareholders approve such amendment. In addition, if at any time the approval of the Company's shareholders is required as to any other modification or amendment of Incentive Stock Options under the Code, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2006 Stock Plan shall apply to, and be binding on the holders of, all outstanding Awards at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the 2006 Stock Plan.

Nontransferability of Awards

              No Award under the 2006 Stock Plan is transferable other than by will or the laws of descent and distribution, except that the Compensation Committee may permit transfers of Stock Options (other than ISOs) solely as gifts during the grantee's lifetime, to members of the grantee's immediate family (i.e., spouse, parent, child, stepchild, grandchild and their spouses) or to trusts, family partnerships or similar entities for the benefit of immediate family members.

United States Income Tax Consequences

              The United States federal income tax consequences that will arise with respect to participation in the 2006 Stock Plan and with respect to the sale of common stock acquired under the 2006 Stock Plan are summarized in the following discussion. This summary is based on the tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The summary deals with general tax principles applicable to the 2006 Stock Plan and does not purport to be a complete description of the federal income tax consequences of awards made under the 2006 Stock Plan. The summary also does not cover federal employment tax or other federal tax consequences that may be associated with the 2006 Stock Plan, or state, local or non-U.S. taxes. Changes to these laws could alter the tax consequences described below.

              Incentive Stock Options (ISOs).    A Participant will not have income upon the grant of an ISO. Also, except as described below, a Participant will not have income upon exercise of an ISO if the Participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the Participant exercises the option. If the Participant has not been so employed during that time, then the Participant will be taxed as described below under "Nonqualified Stock Options." The exercise of an ISO may subject the Participant to the alternative minimum tax.

              A Participant will have income upon the sale of the stock acquired under an ISO at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the Participant sells the stock. If a Participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a Participant sells the stock prior to satisfying these waiting periods, then the Participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the Participant has held the stock for more than one year and otherwise will be short-term. If a Participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

              Nonqualified Stock Options (NSOs).    A Participant will not have income upon the grant of a NSO. A Participant will have compensation income upon the exercise of a NSO equal to the value of the stock on the day the Participant exercised the option less the exercise price. Upon sale of the stock, the Participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the Participant has held the stock for more than one year and otherwise will be short-term.

              Restricted Stock.    A Participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a Participant will have compensation income equal to the value of the stock on the date of grant less the purchase price. When the stock is sold, the Participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the Participant does not make an 83(b) election, then when the stock vests the

Participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the Participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

              Restricted Stock Units.    A Participant will not have income upon the grant of a restricted stock unit award. A Participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the Participant will have income on the date payment is made or shares are issued under the restricted stock unit in an amount equal to the fair market value of the stock on such date (or the amount of the cash paid). When the stock, if any, is sold, the Participant will have capital gain or loss equal to the sales proceeds less the value of the stock already taken into income. Any capital gain or loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

              Awards That Are Settled in Cash or in Shares That Are Not Subject to a Substantial Risk of Forfeiture.    With respect to other awards that are settled either in cash or in shares that are not subject to a substantial risk of forfeiture, the Participant will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any shares received (determined as of the date of settlement) over (b) the amount, if any, paid for the shares by the Participant.

              Tax Consequences to Us.    There will be no tax consequences to us except that we will be entitled to a deduction when a Participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Stock Price

              On April 28, 2011, the closing price of our common stock on The NASDAQ Global Select Market was $80.26.

New Plan Benefits

              The benefits and amounts that may be received in the future by persons eligible to participate in the 2006 Stock Plan are not currently determinable.

Benefits to Named Executive Officers and Others

              The following table shows the number of shares underlying grants of all types of awards under the 2006 Stock Plan during the last completed fiscal year to each executive officer named in the Summary Compensation Table in this Proxy Statement, all executive officers (including those not named in the Summary Compensation Table) at the end of the year as a group, all non-employee directors at the end of the year as a group, and all employees, including all current officers who are not executive officers, as a group:

Name and Principal Position	Total Number of Plan Awards Granted
William C. Lucia, President & Chief Executive Officer	20,000
Walter D. Hosp, Chief Financial Officer	16,000
Sean Curtin, Executive Vice President, Operations	16,000
Christina Dragonetti , Executive Vice President, Corporate Development	16,000
Maria Perrin, Executive Vice President, Government Markets	16,000
All executive officers as a group (9 people)	95,457
All non-employee directors as a group (8 people)	14,928	(1)
All employees (other than executive officers) as a group (106 people)	119,276

(1)
Includes grants to Mr. Holster and represents an aggregate of 7,464 non-qualified stock options and 7,464 restricted stock units.

Equity Compensation Plan Information

              The following table summarizes information about our equity compensation plans as of March 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders(1)	2,112,868	$27.33	1,312,797
Equity compensation plans not approved by shareholders(2)	94,302	$17.27	—

Total	2,207,170

(1)
This includes stock options to purchase common stock granted under our 1999 Long-Term Incentive Plan and the 2006 Stock Plan and restricted stock awards and restricted stock units granted under the 2006 Stock Plan.

(2)
Options outstanding under plans not approved by the shareholders include: (i) 47,916 options granted in September 2006 to four former senior executives of Benefits Practice Solutions Area in connection with their joining us and (ii) 60,000 options granted in July 2007 to Walter D. Hosp, our Chief Financial Officer, under the terms of his employment agreement.

 PROPOSAL FIVE: APPROVAL OF THE ANNUAL INCENTIVE PLAN

              In March 2011, our Board voted unanimously to approve, and to recommend to our shareholders that they approve, an Annual Incentive Plan, or the Incentive Plan, which, if approved, would allow incentive compensation paid under the Incentive Plan to covered employees to qualify as deductible "performance-based compensation" within the meaning of 162(m) of the Code.

Purpose of the Incentive Plan

              The Incentive Plan is designed so that the awards made in accordance with it will satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code. Under Section 162(m) of the Code, as discussed below, the Company will generally not be able deduct for federal income tax purposes the compensation paid to the Chief Executive Officer or any of the next three most highly compensated executive officers (other than the Chief Financial Officer) to the extent that the compensation exceeds a per person limit of $1.0 million in any year. However, compensation in excess of $1.0 million may be deducted if it qualifies as "performance-based compensation" under Section 162(m) of the Code.

              One of the requirements for compensation to be treated as "performance-based compensation" is that the material terms of the performance goals under which compensation may be paid are disclosed to and approved by the Company's shareholders. For purposes of Section 162(m) of the Code the material terms are (i) the employees eligible to receive compensation, (ii) a description of the criteria on which the performance goal will be based and (iii) the maximum amount of compensation that can be paid to an employee under the Incentive Plan. Shareholder approval of the Incentive Plan is intended to constitute approval of each of the material terms, which are discussed below.

Summary of the Annual Incentive Plan

              The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is included in this Proxy Statement as Appendix B as filed electronically with the SEC. Shareholders may request a copy of the Incentive Plan by sending a written request to HMS Holdings Corp., 401 Park Avenue South, New York, NY 10016, Attention: Corporate Secretary.

•
Administration and Amount of Awards. The Compensation Committee of the Board (or a subcommittee thereof) will administer the Incentive Plan. For the Incentive Plan, any decisions as administrator will be made solely by Messrs. Stowe and Kelly, both of whom are "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee will interpret and determine all questions relating to the Incentive Plan and take any action it deems necessary or advisable for its proper administration. All decisions of the Compensation Committee shall be final, conclusive and binding on the Company, Incentive Plan participants and any person who claims a benefit or right to an award under the Incentive Plan. Subject to the terms of the Incentive Plan, the Compensation Committee has the sole discretion to determine the amounts, terms and conditions of each award.

•
Maximum Award. The maximum dollar value of an award made to any participant under the Incentive Plan in any 12-month period is $2,000,000.

•
Eligibility. Eligible participants are the Company's Chief Executive Officer, any other executive officer of the Company or any other employee selected by the Compensation Committee to receive an award under the Incentive Plan for any year. The selection must generally occur within 90 days after the beginning of the Performance Period (as defined below) or, if the Performance Period is less than 12 months, prior to the expiration of 25% of the Performance

  Period, provided that the Compensation Committee may admit additional persons to the Incentive Plan after that date.

•
Performance Goals. Under the Incentive Plan, the Compensation Committee will determine the fiscal year or other performance period that will be used for measuring actual performance (each a "Performance Period"). The Compensation Committee will establish for each Performance Period (a) the performance goals based on business and financial criteria and (b) a formula for calculating a participant's award based on actual performance compared to the pre-established performance goals. The actions of the Compensation Committee described in the prior two sentences must take place within 90 days after the beginning of the Performance Period (or, if the Performance Period is less than 12 months, prior to the expiration of 25% of the Performance Period). Performance goals will be based on one or more of the following business and financial criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders' equity; operating efficiencies; and client growth.

    The performance goals may be based solely by reference to the Company's performance or the performance of one or more affiliates, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude under the terms of the performance awards, the impact of an event or occurrence that the Compensation Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

•
Payment of Awards. At the end of each Performance Period, the Compensation Committee will determine the extent to which the performance goals for participants were achieved. The Compensation Committee will determine the actual award (if any) for each participant based on the level of actual performance achieved and shall certify in writing the amount to be paid. However, the Compensation Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. The Compensation Committee may not waive achievement of performance goals, except in the case of death or disability of a participant or a change in control of the Company. Awards under the Incentive Plan will be payable in cash unless the Compensation Committee in its discretion decides to make payment in the form of a stock-based award to the extent permissible under the 2006 Stock Plan. Payment to each participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable Performance Period ends, unless payment is deferred pursuant to a plan or arrangement satisfying the requirements of Section 409A of the Code.

•
Amendment and Termination of the Annual Incentive Plan. The Board of Directors may amend or terminate the Incentive Plan at any time. In order to maintain the Incentive Plan's qualification under Section 162(m), material amendments of the Incentive Plan must be approved by the Company's shareholders. No amendment or termination may impair the rights of a participant under the terms of an award previously made to the participant without the participant's consent.

•
Federal Income Tax Consequences. Participants will realize ordinary income equal to the amount of any cash award paid to them in the year it is received. A stock-based award made under the 2006 Stock Plan may have different tax consequences depending on the type of award. Generally, the Company will be entitled to a deduction for the amount of ordinary income realized by each participant. However, if an award under the Incentive Plan to a participant, who is subject to the deduction limitation under Section 162(m) of the Code, fails to qualify as "performance-based compensation" under the requirements of Section 162(m) of the Code, the Company's compensation deduction with respect to such participant shall be limited to $1.0 million, including all other amounts paid to such participant in such year which also do not qualify as performance-based compensation.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2011 Annual Meeting is required to approve the Incentive Plan. No awards will be payable under the Incentive Plan for the 2011 fiscal year or thereafter if the Incentive Plan is not approved by shareholders.

The Board of Directors recommends a vote "FOR" the proposal to approve the Annual Incentive Plan.

 PROPOSAL SIX: ADVISORY VOTE ON EXECUTIVE COMPENSATION

              We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of Messrs. Lucia, Hosp and Curtin and Mses. Dragonetti and Perrin, who we refer to as our Named Executive Officers and whose compensation is disclosed in this Proxy Statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that shareholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal Seven of this Proxy Statement.

Proposed Resolution:

              Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:

    RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the proxy statement for the Company's 2011 Annual Meeting of Shareholders, is hereby approved.

Rationale

              Our executive compensation program is designed to attract, develop, motivate, and retain talented executives to lead our business. Under this program, our executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our shareholders.

              The "Executive Compensation" section of this Proxy Statement beginning on page 56, including "Compensation Discussion and Analysis," describes in detail our executive compensation program and the decisions made by the Compensation Committee with respect to the year ended December 31, 2010. The following highlights the Compensation Committee's key compensation decisions for 2010, as reported in the 2010 Summary Compensation Table:

  •
  In 2010, the Compensation Committee undertook a full review of our executive compensation program in connection with the expansion of our executive group. In recognition of the Company's performance, the integral role of the Named Executive Officers in achieving this performance and the Board's desire to retain this core executive group, the Compensation Committee established, as a general guideline for setting 2010 compensation, a total direct compensation package for the Named Executive Officers at between the median and the 75th percentile for our 2010 Peer Group (as defined on page 59 of this Proxy Statement) and increased base salaries for our Named Executive Officers accordingly.

  •
  Annual short term (cash) incentive compensation for the Named Executive Officers was determined in January 2011. The 2010 awards for the Named Executive Officers were paid at an average of 135.3% of target. The awards were based on predefined financial objectives, primarily consisting of achievement of net income, operating income and departmental operating income targets.

  •
  Regular annual long-term incentive awards were granted in October 2010. Our Named Executive Officers were granted stock options to purchase an aggregate of 84,000 shares of our common stock at an exercise price of $59.32 per share, the closing price of our common stock on the grant date. The stock options vest as follows: (i) 50% of each grant vests annually in one-third increments, with the first one-third vesting on December 31, 2011 and the remaining two-thirds vesting on December 31, 2012 and 2013, respectively, and (ii) 50% vests on December 31, 2013, to the extent that certain pre-defined earnings per share growth and service conditions are satisfied.

  •
  In February 2011, our Named Executive Officers were granted restricted stock units with an aggregate value on the date of grant of $4.95 million (but whose ultimate value will depend upon the share prices when the officers receive their shares). Our Named Executive Officers received an aggregate of 66,962 restricted stock units based on the closing price of our common stock on the date of grant. The restricted stock units vest in 25% increments, with the first 25% vesting on the second anniversary of the grant date and the remainder vesting ratably on the third, fourth and fifth anniversaries of the grant date.

              As we describe in the Compensation Discussion and Analysis, "pay for performance" is the underlying philosophy for our executive compensation program. The program is designed and administered to align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals; and to provide a balance of total compensation opportunities, including salary, bonus and longer-term cash and equity incentives that are competitive with similarly situated companies and reflective of our performance. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Effect of Your Vote on this Proposal

              As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal Seven overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2011 Annual Meeting is required to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as reported in this Proxy Statement.

The Board of Directors recommends a vote "FOR" the proposal to approve the 2010 compensation of our Named Executive Officers.

 PROPOSAL SEVEN: ADVISORY VOTE ON THE FREQUENCY OF
FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

              In Proposal Six, we are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal Seven, we are asking our shareholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two, or three years, or may abstain.

Proposed Frequency:

              After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, so that the next advisory vote would be held at our annual meeting of shareholders in 2014. Our Board of Directors therefore recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes.

Rationale For Triennial Advisory Vote

              The Board of Directors believes that a once every three years, or triennial, executive compensation advisory vote will allow our shareholders to evaluate executive compensation on a more thorough, long-term basis than a more frequent vote, is consistent with the long-term nature of our executive compensation program and provides the Compensation Committee and the Board with an opportunity to thoughtfully respond to and implement changes in response to shareholder input.

•
We believe a three year time horizon will provide shareholders with a long-term view of whether our executive compensation program is achieving its objectives and will give them an opportunity to measure three years of executive compensation information against our performance over that period, whereas a too-frequent executive compensation advisory vote may encourage short-term analysis of executive compensation without the benefit of time to determine the impact of positive or negative events affecting Company performance.

•
The multi-year and Company-performance based nature of our executive compensation program is described in more detail in the "Compensation Discussion and Analysis." As an example, like all of the equity granted to our executive officers, our annual long-term incentive awards vest over a multi-year period, in this case, a three year period. In addition, our long term incentive awards include a Company performance measure that rewards our Named Executive Officers based on our performance over the three year vesting period. As such, consistent with our view that our executive compensation program should serve as an incentive and retention tool, we encourage our shareholders to do the same and believe that a triennial advisory vote will provide our shareholders with sufficient time to evaluate the effectiveness of our executive compensation program.

•
A triennial vote will also give our Board of Directors sufficient time to engage with shareholders to better understand their views about executive compensation and respond effectively to their concerns. Importantly, the Company does not view this advisory vote as the only means for our shareholders to provide input on our executive compensation program and independent of the timing of the executive compensation advisory vote, we encourage shareholders to contact the Board of Directors at any time to provide feedback about corporate governance and executive compensation matters.

Effect of Your Vote on this Proposal

              As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal Six overrules any decision by the Company or the Board of

Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof).

              The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, since this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2011 Annual Meeting is required to approve, on an advisory, non-binding basis, a frequency of every three years for holding future executive compensation advisory votes.

              Therefore, the Board of Directors believes that holding the executive compensation advisory vote every three years is in the best interests of the Company and its shareholders and recommends voting for a frequency of every "THREE YEARS".

 PROPOSAL EIGHT: RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

              The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected, subject to ratification by shareholders, KPMG LLP (KPMG), an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2011. KPMG has audited our consolidated financial statements and the financial statements of our predecessor since 1981. Although shareholder ratification of the selection of KPMG is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the 2011 Annual Meeting, the Board of Directors may reconsider its selection of KPMG.

              Representatives of KPMG are expected to attend the 2011 Annual Meeting, where they will be available to respond to appropriate questions from shareholders, and make a statement, if they desire.

              In addition to retaining KPMG to audit our financial statements, from time to time, we engage KPMG to perform other services. The following table sets forth the aggregate fees billed by KPMG in connection with the services rendered during the past two fiscal years. All fees set forth below were approved by the Audit Committee of the Board of Directors.

Type of Fee	2010	2009
Audit Fees(1)	$580,000	$558,500
Audit-Related Fees	-	-
Tax Fees(2)	125,805	10,620
All Other Fees(3)	226,272	-

Total Fees for Services Provided	$932,077	$569,120

    (1)
    Audit fees represent fees for professional services rendered for the audit of our consolidated financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including registration statements.

    (2)
    Represents fees for tax services, including tax compliance, tax advice and tax planning provided during the ordinary course of operations and tax services related to our acquisition of the office building in Irving, Texas.

    (3)
    Represents fees related to a review of a data conversion project.

Audit Committee Pre-Approval Policies and Procedures

              In accordance with its Charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2011 Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of April 28, 2011 by (i) each of our non-employee directors, (ii) our Named Executive Officers (Messrs. Lucia, Hosp and Curtin, and Mses. Dragonetti and Perrin), (iii) all of our directors and current executive officers as a group and (iv) each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our common stock.

              Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. This information does not necessarily indicate beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which an entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of June 27, 2011 (60 days after April 28, 2011) through the exercise of stock options. Beneficial ownership includes all shares of restricted stock held by an entity or individual, whether or not vested, but excludes options or other rights vesting after June 27, 2011.

              Percentage of beneficial ownership is based on 29,820,352 shares of common stock outstanding as of April 28, 2011. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such entity or individual by the sum of the shares of common stock outstanding on April 28, 2011 and the number of shares of common stock that such entity or individual had the right to acquire as of June 27, 2011.

              Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person's spouse. Unless otherwise noted below, the address of each person listed on the table is c/o HMS Holdings Corp., 401 Park Avenue South, New York, NY 10016.

Name of Beneficial Owner	Shares Beneficially Owned*
	Numbers of Shares	Percent (%)
Directors
Robert M. Holster(1)	174,792	*
James T. Kelly(2)	21,034	*
William C. Lucia(3)	288,909	*
William F. Miller(4)	79,896	*
William S. Mosakowski(5)	19,784	*
Ellen A. Rudnick(6)	59,034	*
Bart M. Schwartz(7)	1,088	*
Michael A. Stocker M.D.(8)	19,784	*
Richard H. Stowe(9)	66,344	*
Named Executive Officers
Sean Curtin(10)	45,022	*
Christina Dragonetti(11)	162,738	*
Walter D. Hosp(12)	105,233	*
Maria Perrin(13)	50,819	*
All current directors and executive officers as a group (17 persons)(14)
Five Percent Shareholders
BlackRock, Inc.(15)	2,074,053	7.0
FMR, LLC(17)	2,132,450	7.1
William Blair & Co.(16)	1,597,220	5.4

*Represents less than 1%.

(1)
Includes 8,000 shares of common stock owned by Mr. Holster's spouse, 13,567 shares of common stock issuable to Mr. Holster upon the exercise of options scheduled to vest by June 27, 2011 and 467 shares of common stock deferred under the Director Deferred Compensation Plan

(2)
Consists of 20,567 shares of common stock issuable to Mr. Kelly upon the exercise of options scheduled to vest by June 27, 2011 and 467 shares of common stock deferred under the Director Deferred Compensation Plan.

(3)
Includes 225,334 shares of common stock issuable to Mr. Lucia upon the exercise of options scheduled to vest by June 27, 2010 and 23,985 shares of restricted stock, which vest in equal installments on February 19, 2012, 2013 and 2014.

(4)
Includes 4,000 shares of common stock owned by members of Mr. Miller's family, 13,917 shares of common stock issuable to Mr. Miller upon the exercise of options scheduled to vest by June 27, 2010 and 233 shares of common stock deferred under the Director Deferred Compensation Plan. Mr. Miller disclaims beneficial ownership of the shares of common stock held by his family.

(5)
Includes of 19,317 shares of common stock issuable to Mr. Mosakowski upon the exercise of options scheduled to vest by June 27, 2011.

(6)
Includes of 55,567 shares of common stock issuable to Ms. Rudnick upon the exercise of options scheduled to vest by June 27, 2011 and 233 shares of common stock deferred under the Director Deferred Compensation Plan.

(7)
Consists of 467 shares of common stock issuable to Mr. Schwartz upon the exercise of options scheduled to vest by June 27, 2011 and 389 shares of common stock deferred under the Director Deferred Compensation Plan.

(8)
Includes of 19,317 shares of common stock issuable to Dr. Stocker upon the exercise of options scheduled to vest by June 27, 2011.

(9)
Consists of 65,567 shares of common stock issuable to Mr. Stowe upon the exercise of options scheduled to vest by June 27, 2011 and 779 shares of common stock deferred under the Director Deferred Compensation Plan.

(10)
Consists of 25,836 shares of common stock issuable to Mr. Curtin upon the exercise of options scheduled to vest by June 27, 2011 and 14,390 shares of restricted stock, which vest in equal installments on February 19, 2012, 2013 and 2014.

(11)
Includes of 82,743 shares of common stock issuable to Ms. Dragonetti upon the exercise of options scheduled to vest by June 27, 2011 and 14,390 shares of restricted stock, which vest in equal installments on February 19, 2012, 2013 and 2014.

(12)
Includes 1,000 shares of common stock jointly owned by Mr. Hosp and his spouse, 71,000 shares of common stock issuable to Mr. Hosp upon the exercise of options scheduled to vest by June 27, 2011 and 19,188 shares of restricted stock, which vest in four equal installments on February 19, 2012, 2013 and 2014.

(13)
Consists of 26,834 shares of common stock issuable to Ms. Perrin upon the exercise of options scheduled to vest by June 27, 2011 and 23,985 shares of restricted stock, which vest in equal installments on February 19, 2012, 2013 and 2014.

(14)
Consists of: Mses. Dragonetti, Marshall, Nustad, Perrin and Rudnick and Dr. Stocker and Messrs. Curtin, Holster, Hosp, Kelly, Lucia, Miller, Mosakowski, Schmid, Schwartz, Singh and Stowe.

(15)
In a Schedule 13G filed with the SEC on February 4, 2011, BlackRock, Inc. reported it has sole voting and dispositive power over 2,074,503 shares of our common stock. BlackRock's principal business address is 40 East 52nd Street, New York, NY 10022.

(16)
In a Schedule 13G filed with the SEC on February 14, 2011, FMR, LLC reported that it beneficially owns 2,132,450 shares of our common stock, of which it has sole voting power over 41,750 shares and sole dispositive power over 2,132,450 shares. Fidelity Management & Research Company, or Fidelity, with its principal address at 82 Devonshire Street, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Fidelity is the beneficial owner of 2,093,150 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity and the funds each has sole power to dispose of the 2,093,150 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Pyramis Global Advisors, LLC, or PGALLC, with its principal address at 900 Salem Street, Smithfield, RI, 02917, is an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. PGALLC is the beneficial owner of 4,400 shares of our common stock as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 4,400 shares and sole power to vote or to direct the voting of 4,400 shares of our common stock owned by the institutional accounts or funds advised by PGALLC as reported above. FIL Limited, or FIL, with its principal address at Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL which is a qualified institution under section 240.13d-1(b)(1) (ii), is the beneficial owner of 34,900 shares of our common stock. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 39% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities and their Boards of Directors are generally composed of different individuals. FMR LLC and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the Exchange Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). Notwithstanding the foregoing, FMR LLC filed the Schedule 13G on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(17)
In a Schedule 13G filed with the SEC on February 8, 2011, William Blair & Co. reported it has sole voting and dispositive power over 1,597,220 shares of our common stock. William Blair's principal business address is 222 W. Adams, Chicago, IL 60606.

 EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE

              The Compensation Committee of the Board of Directors (the "Board") of HMS Holdings Corp. (the "Company") has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and Proxy Statement for the 2011 Annual Meeting.

By the Compensation Committee of the Board of Directors of HMS Holdings Corp.

Richard H. Stowe, Chair
James T. Kelly
William F. Miller III (as of January 2011)

              The information contained in the Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

 Compensation Discussion and Analysis

Introduction

              This Compensation Discussion and Analysis, or CD&A, describes HMS's 2010 executive compensation program and should be read in conjunction with the compensation tables and related narrative descriptions that follow those tables. We use this program to attract, motivate and retain the individuals who lead our business. In particular, this CD&A explains how the Compensation Committee of the Board of Directors (the "Board") made its compensation decisions for our Named Executive Officers for 2010.

              As of the end of the fiscal year ended December 31, 2010, our Named Executive Officers were:

  •
  William C. Lucia, President and Chief Executive Officer;

  •
  Walter D. Hosp, Chief Financial Officer;

  •
  Sean Curtin, Executive Vice President, Operations;

  •
  Christina Dragonetti, Executive Vice President, Commercial Markets; and

  •
  Maria Perrin, Executive Vice President, Government Markets.

Executive Summary

              The following is a brief overview of our executive compensation program and our financial performance in 2010.

  •
  The objectives of our executive compensation program are to attract, develop, motivate and retain talented executives and to align their interests with those of our shareholders.

  •
  Our executive compensation program is designed to provide a balance of total compensation opportunities that are competitive with similarly situated companies and reflective of our performance. Our executive compensation package consists of: cash in the form of base salary, annual short term (cash) incentive compensation and long-term incentive awards, primarily in the form of equity.

  •
  For the full year 2010, we reported revenue of $302.9 million, a 32.1% increase over 2009 revenue of $229.2 million. Also for the full year, we reported net income increased to $40.1 million, a 33.4% increase over 2009 net income of $30.0 million.

  •
  During 2010, we completed two strategic acquisitions: Allied Management Group—Special Investigations Unit and Chapman Kelly, Inc., further strengthening our products and services as we prepare our clients for addressing the requirements of the Patient Protection and Affordable Care Act, as amended.

              The following highlights the Compensation Committee's key compensation decisions for 2010, as reported in the 2010 Summary Compensation Table. These decisions were made with the advice of the Compensation Committee's independent consultant, Frederic W. Cook & Co., Inc., or FWC, (see "Role of Compensation Consultant" below) and are discussed in greater detail elsewhere in this CD&A.

  •
  In 2010, our executive group was expanded to include, among others, Mr. Curtin and Mses. Dragonetti and Perrin. Their inclusion in the executive team was based on their increased responsibilities under Mr. Lucia's stewardship of the Company and their contributions to its overall growth and performance. In connection with this expansion of the executive team, the Compensation Committee undertook, with the assistance of FWC, a full review of executive compensation. In recognition of the Company's performance, the integral role of the Named Executive Officers in achieving this performance and the Board's desire to maintain this core executive group, the Compensation Committee set, as a general guideline for setting 2010 compensation, a total direct compensation package for the Named Executive Officers at between the median and the 75th percentile for our 2010 Peer Group (as described below).

  •
  In July 2010, in connection with the expansion of our executive team, base salaries for our Named Executive Officers were increased to approximate between the median and the 75th percentile for our 2010 Peer Group.

  •
  Annual short term (cash) incentive compensation for the Named Executive Officers was determined in January 2011. The 2010 awards for the Named Executive Officers were paid at an average of 135.3% of target. The awards were based on predefined financial objectives, primarily consisting of achievement of net income, operating income and departmental operating income targets.

  •
  Regular annual long-term incentive awards were granted in October 2010.

  •
  In February 2011 the Board approved the grant, to our Named Executive Officers of restricted stock units with an aggregate value of $4.95 million. An aggregate of 66,962 restricted stock units were granted to our Named Executive Officers on February 18, 2011, based on the closing price of our common stock of $73.92 on the NASDAQ Global Select Market on that date. The restricted stock units vest in 25% increments, with the first 25% vesting on the second anniversary of the grant date and the remainder vesting ratably on the third, fourth and fifth anniversaries of the grant date.

Objectives and Philosophy of Our Executive Compensation Program

              Our mission is to be a significant provider of quality services in the markets we serve. To support this and other strategic objectives as approved by the Board and to provide adequate returns to shareholders, we must compete for, attract, develop, motivate and retain top quality executive talent at the corporate office and operating business units during periods of both favorable and unfavorable business conditions.

              Our executive compensation program is a critical management tool in achieving this goal. "Pay for performance" is the underlying philosophy for our executive compensation program. Consistent with this philosophy, the program has been carefully conceived and is independently administered by the Compensation Committee, which is comprised entirely of non-employee directors.

              The program is designed and administered to:

  •
  align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals; and

  •
  provide a balance of total compensation opportunities, including salary, bonus and longer-term cash and equity incentives that are competitive with similarly situated companies and reflective of our performance.

Role of Management

              Our President and Chief Executive Officer develops recommendations regarding executive compensation program design and individual compensation levels for our other Named Executive Officers and certain other highly compensated individuals. He also provides the Compensation Committee with a performance assessment for each Named Executive Officer as input to base salary and incentive award recommendations and provides financial information relevant to determining the achievement of our performance objectives and related annual cash incentive bonuses. In addition, our President and Chief Executive Officer and our Chief Financial Officer are involved in setting the financial objectives that, subject to the approval of the Board and the Compensation Committee, are used as the performance measures for the annual and long-term incentive plans.

Role of Compensation Consultant

              The Compensation Committee has retained FWC as its independent compensation consultant to provide executive compensation services to the Compensation Committee. FWC reports directly to the Compensation Committee and the Compensation Committee directly oversees the fees paid for FWC's services. The Compensation Committee utilizes FWC to review management's recommendations with the instruction that FWC is to advise the Compensation Committee independent of management and to provide such advice for the benefit of the Company and its shareholders. FWC does not provide any consulting services to the Company beyond its role as a consultant to the Compensation Committee.

              FWC provided the following services to the Compensation Committee in connection with its review of the Company's 2010 executive compensation programs:

  •
  assisted in the design and development of the 2010 executive compensation program;

  •
  provided competitive benchmarking and market data analysis;

  •
  provided analyses and industry trends relating to the compensation of our Chief Executive Officer and our other Named Executive Officers; and,

  •
  provided updates with regard to emerging trends and best practices in executive compensation.

Peer Group Compensation Analysis

              While our executive team is comprised of long-term employees of the Company, there has been a significant change in our Named Executive Officers in the last two years. Mr. Lucia became our President and Chief Executive Officer in 2009 and in 2010, Mr. Curtin and Mses. Dragonetti and Perrin became Named Executive Officers. As part of the development of the new executive team, the

Compensation Committee used benchmarking as a tool to set appropriate pay levels; however, the Compensation Committee may not perform such benchmarking on an annual basis.

              In determining 2010 executive compensation, the Compensation Committee compared our executive compensation against that paid by a peer group of public companies in the healthcare information services industry approved by the Compensation Committee, taking into account the recommendations of FWC. This peer group, which is periodically reviewed and updated by the Compensation Committee, consists of companies the Compensation Committee believes are generally comparable to us in size, financial profile and scope of operations and against which the Compensation Committee believes we compete for executive talent.

              Companies included in this peer group for purposes of establishing 2010 compensation levels were: Allscripts-Misys Healthcare Solutions Inc., AthenaHealth, Inc., Computer Programs & Systems Inc., Eclipsys Corporation, Emdeon Inc., Healthways, Inc., MAXIMUS, Inc., MedAssets, Inc., Phase Forward, Incorporated and Quality Systems, Inc. (collectively, the "2010 Peer Group"). This peer group reflects (relative to the Company's prior peer group) the removal of CorVel Corporation and eResearch Technology, Inc. because they are no longer an appropriate size for inclusion in the peer group.

              The chart below compares HMS's revenue, net income and market capitalization to the median revenue, net income and market capitalization for our 2010 Peer Group. Note that although HMS's revenue is below the median, its net income and market capitalization are above the median.

(in millions)(1)	HMS	2010 Peer Group Median
Revenue	$244	$440
Reported Net Income(2)	$32	$19
Market Capitalization(3)	$1,473	$1,073

    (1)
    Revenue and Net Income based on published earnings releases for the 12 month period ended March 31, 2010.

    (2)
    Before extraordinary items and discontinued operations

    (3)
    As of May 31, 2010

Components of our Executive Compensation Program

              The primary elements of our executive compensation program are as follows:

              Recognizing Skills/Experience/Responsibilities

        Base salary: fixed compensation for performing day-to-day responsibilities.

              Rewarding Short-Term Performance

        Annual short term (cash) incentive compensation: cash compensation program based on the achievement of short-term financial goals and other strategic objectives measured over the current year.

              Rewarding Long-Term Performance

        Long-Term Incentive Awards: annual awards, primarily in the form of equity, that are designed to build executive stock ownership, retain executives and align compensation with the achievement of HMS's long-term financial goals of creating shareholder value and achieving strategic objectives as measured over multi-year periods.

2010 Executive Compensation

              The Compensation Committee does not have a formal or informal policy or target for allocating compensation between cash and non-cash compensation, or among the different forms of non-cash compensation. However, certain components of executive compensation are paid based on predefined targets established in connection with a Named Executive Officer's employment. For example, annual short term (cash) incentive compensation is based on a predetermined financial performance objective and paid based on a pre-established bonus target percentage. In allocating compensation between cash and non-cash forms, the Compensation Committee, after reviewing information provided by FWC, determines what it believes in its business judgment to be the appropriate level of each of the various compensation components with an overall goal of setting total direct compensation between the median and the 75th percentile for our 2010 Peer Group.

Base Salary.

              Base salary is used to recognize the experience, skills, knowledge and responsibilities of our employees, including our Named Executive Officers. In determining the amount of compensation to be paid to our Named Executive Officers, the Compensation Committee adheres to long established compensation policies pursuant to which executive compensation is determined. Base salary determinants consist of the prevailing rate of compensation for positions of like responsibility and the level of the Named Executive Officer's compensation in relation to others with similar responsibilities and tenure. To ensure both competitiveness and appropriateness of base salaries, we retain independent compensation consultants on a periodic basis to update the job classification and pay scale structure pursuant to which individual Named Executive Officers are classified and the pay ranges with which their jobs are associated.

              Base salaries are reviewed at least annually by our Compensation Committee and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In 2010, in recognition of their increased responsibilities and contributions in light of HMS's significant growth, the Board designated Mr. Curtin, Mses. Dragonetti and Perrin, among others, as executive officers. In mid-2010, the Compensation Committee retained FWC to assist in the evaluation of the overall compensation packages of our Named Executive Officers. The compensation analysis was based on a review of the compensation of our Named Executive Officers to similarly situated executives in the 2010 Peer Group. Based on this analysis it was determined that the base salaries for the Named Executive Officers were generally below the median for the 2010 Peer Group. The Compensation Committee determined that, in light of (i) the Company's exemplary performance through July 2010, (ii) the integral role of the Named Executive Officers in achieving this performance and (iii) the Board's desire to maintain this core executive group, it would target base salaries for our Named Executive Officers between the median and the 75th percentile for the 2010 Peer Group for purposes of setting 2010 compensation.

    William C. Lucia, President & Chief Executive Officer

              In February 2010, following a review of Mr. Lucia's performance in his first year as President and Chief Executive Officer and taking into consideration the Company's past compensation practices for Chief Executive Officers and the salaries of Chief Executive Officers in the 2010 Peer Group, the Compensation Committee approved an increase in Mr. Lucia's annualized base salary from $400,000 to $525,000, effective March 1, 2010. In making this determination, the Compensation Committee also considered that the Company completed two acquisitions in 2009 and increased revenue and net income by more than 25% over the prior year.

              In July 2010, as part of the overall review of compensation packages for our Named Executive Officers, the Compensation Committee increased Mr. Lucia's base salary from $525,000 to $650,000, effective August 1, 2010, placing him within the median and the 75th percentile for the 2010 Peer Group

    Walter Hosp, Chief Financial Officer

              In July 2010, the Compensation Committee approved an increase in Mr. Hosp's base salary from $325,000 to $425,000. This was Mr. Hosp's first salary increase since he joined the Company in 2007 and places him at approximately the 75th percentile for the 2010 Peer Group.

    Sean Curtin, Executive Vice President, Operations

              In July 2010, in connection with his designation as an executive officer, the Compensation Committee set Mr. Curtin's base salary at $400,000, placing him at the median for his position for the 2010 Peer Group.

    Christina Dragonetti, Executive Vice President, Commercial Markets

              In July 2010, in connection with her designation as an executive officer, the Compensation Committee set Ms. Dragonetti's base salary at $400,000, placing her at the 75th percentile for her position for the 2010 Peer Group.

    Maria Perrin, Executive Vice President, Government Markets

              In July 2010, in connection with her designation as an executive officer, the Compensation Committee set Ms. Perrin's base salary at $400,000, placing her at the median for her position for the 2010 Peer Group.

Annual Short Term (Cash) Incentive Compensation.

              The Compensation Committee has the authority to award annual bonuses to our Named Executive Officers in accordance with specific performance criteria established each year and based on the extent to which those criteria were achieved. The Compensation Committee believes that the short term bonus plan promotes the Company's performance-based compensation philosophy by providing Named Executive Officers with direct financial incentives in the form of annual cash bonuses for achieving specific performance goals. Bonus criteria are established and bonuses are ultimately awarded, in a manner intended to reward both overall corporate performance and an individual's participation in attaining such performance. Our annual short term incentive bonus is paid in cash, ordinarily in a single installment in the first quarter following the completion of the fiscal year and is tied to the achievement of predetermined annual corporate financial and, in some cases, individual performance objectives. The targeted amount of annual performance bonus for 2010 was 65% of base salary for Mr. Lucia and 50% of base salary for Messrs. Hosp and Curtin and Mses. Dragonetti and Perrin.

              The primary factor that the Compensation Committee considers when determining short term (cash) incentive compensation for our Named Executive Officers is a predetermined financial performance objective. If the Company achieves its financial performance objective, the Named Executive Officers become entitled to short term cash incentive compensation. In addition, upon the Company's achievement of this objective, the Compensation Committee has the discretion to adjust short term cash incentive payments based upon its consideration of individual performance during the course of the year. There is no maximum on the bonus amount payable to our Named Executive Officers and the Compensation Committee may increase or decrease the annual bonus paid based on the attainment of goals relating to strategic objectives or to account equitably for items impacting the predetermined performance objectives that are non-recurring in nature.

              The financial objective established for 2010 for Messrs. Lucia and Hosp was the achievement by the Company of a specific net income target. The Company uses net income because it is a primary reporting metric and is based on generally accepted accounting principles. Net income includes all income and expense items and all gains and losses, whether they are considered recurring or non-recurring. As illustrated in the chart below, the applicable percentage of the bonus target to be paid varies with the percentage of the Company's attainment of its net income target. The net income target for 2010 was $38.1 million.

Net Income Target (in millions)	Percent of Target Achieved	Bonus Multiple
$32.3	85%	-
$35.2	92.5%	0.5
$38.1	100%	1.0
$41.9	110%	1.5
$45.7	120%	2.0
$49.5	130%	2.5
$53.3	140%	3.0

              As illustrated in the chart, upon the achievement of 100% of the Company's net income target, Messrs. Lucia and Hosp would be entitled to 100% of their respective bonus targets. The threshold for payment of any amount under the incentive plan for 2010 was attainment of more than 85% of the Company's net income target. The achievement of 92.5% of the Company's net income target would result in payment to Messrs. Lucia and Hosp of 50% of the bonus target.

              Given the roles of Mr. Curtin and Mses. Dragonetti and Perrin as leaders of specific functional areas, the Committee, upon the advice of Mr. Lucia and FWC, determined that a more appropriate financial objective for these Named Executive Officers should include the achievement by the Company of a specified operating income target. Mr. Curtin's annual (cash) incentive bonus, as the Executive Vice President of Operations, is based entirely on the Company's achievement of a specified operating income target. In the case of Mses. Dragonetti and Perrin, their annual bonus will be determined as follows: (i) 25% will be based upon the Company's achievement of a specified operating income target and (ii) 75% will be based on their department's achievement of a specified departmental operating income target. The Company's operating income target for 2010 was $63.1 million. Ms. Dragonetti's department operating income target was $47.2 million and Ms. Perrin's department operating income target was $67.4 million.

Company Operating Income Target (in millions)	Percent of Target Achieved	Bonus Multiple
$53.6	85%	-
$58.3	92.5%	0.5
$63.1	100%	1.0
$69.4	110%	1.5
$75.7	120%	2.0
$82.0	130%	2.5
$88.3	140%	3.0

              As illustrated in the chart, upon the achievement of 100% of the Company's operating income target, Mr. Curtin and Mses. Dragonetti and Perrin would be entitled to 100% of their respective bonus targets. The threshold for payment of any amount under the incentive plan for 2010 was attainment of more than 85% of the Company's operating income target. The achievement of 92.5% of the Company's operating income target would result in payment to Mr. Curtin and Mses. Dragonetti and Perrin of 50% of the bonus target.

              Specific individual goals are not set for each Named Executive Officer; rather, following completion of the fiscal year, the Compensation Committee assesses each Named Executive Officer's overall contributions to helping the Company achieve its financial objective by (i) improving revenue, net income, cash flow, operating margins, earnings per share and return on shareholders' equity, (ii) developing competitive advantages, (iii) dealing effectively with the growing complexity of our business, (iv) developing business strategies, managing costs and improving the quality of our services as well as customer satisfaction, (v) successfully executing divestitures, acquisitions and strategic partnerships, (vi) implementing operating efficiencies and (vii) general performance of individual job responsibilities. However, with the exception of awarding Mr. Curtin a one-time discretionary bonus for 2010, the Compensation Committee did not adjust bonuses for 2010 based on performance.

              In February 2011, the Compensation Committee approved the cash bonus amounts to be paid to Messrs. Lucia and Hosp for services performed in 2010 based on the Company's net income for 2010 of $40.5 million, which was 6.5% over the targeted net income amount for 2010. The bonus amounts awarded to Messrs. Hosp and Lucia were 32.6% above their 2010 bonus target, or $497,632 and $243,219, respectively.

              The Compensation Committee also approved the 2010 cash bonus amounts to be paid to Mr. Curtin based on the Company's operating income for 2010 of $67.5 million, which was 7.1% over the targeted operating income amount for 2010. The bonus amount awarded to Mr. Curtin was 35.5% above his 2010 bonus target, or $231,537. In addition, the Compensation Committee awarded Mr. Curtin a one-time discretionary bonus of $37,500 in recognition of his key role in leading the integration of the four companies that we acquired since September 2009.

              Ms. Dragonetti's department's operating income for 2010 was 3.3% over the targeted operating income amount for 2010 for her department. Based on these results and the Company's achievement of its operating income target, the Compensation Committee awarded Ms. Dragonetti a bonus of $183,045, which was 17.1% above her 2010 bonus target.

              Ms. Perrin's department's operating income for 2010 was 11.9% over the targeted operating income amount for 2010 for her department. Based on these results and the Company's achievement of its operating income target, the Compensation Committee awarded Ms. Perrin a bonus of $236,827, which was 38.6% above her 2010 bonus target.

Long Term Incentive Compensation.

              The longer-term component of our executive compensation program has generally consisted of stock options and in 2009 was expanded to include restricted stock awards. We believe that equity grants provide our Named Executive Officers with a strong link to our long-term performance create an ownership culture and help to align their interests with those of our shareholders.

              Typically, during the fourth quarter of each year, the dates for the upcoming years' meetings of the Compensation Committee are scheduled. The award determination takes place at the regularly scheduled meeting of the Compensation Committee held following the second quarter of each year. Equity awards are typically granted to our executives annually on October 1. Equity awards are granted upon the recommendation of management and approval of the Compensation Committee based upon its subjective evaluation of the appropriate grant depending upon the level of responsibility of each Named Executive Officer. In accordance with the Third Amended and Restated 2006 Stock Plan, or the 2006 Stock Plan, we set the exercise price of all stock options equal to the closing price of our common stock on the NASDAQ Global Select Market on the day of the grant. Stock options generally become exercisable in installments over the period specified by the Compensation Committee. Accordingly, a stock option grant will provide a return to the executive officer only if the executive officer remains employed during the vesting period and then only if the market price of our common stock appreciates from the option's exercise price. As a result, stock options strongly support our objective of ensuring that pay is aligned with changes in shareholder value. We have granted restricted stock to support the goal of retaining key Named Executive Officers. Restricted stock is issued to executives at par value ($0.01 per share) and generally vests in installments over the period specified by the Compensation Committee. Accordingly, a restricted stock grant will provide a return to the executive officer only if the executive officer remains employed during the vesting period. The value of the restricted stock to the executive increases as the market price of our common stock increases, but because no specific amount of market price appreciation is necessary for a return to be provided to the executive, the number of shares underlying a restricted stock grant is lower relative to the number of shares underlying a stock option grant.

              For the 2010 fiscal year, the Compensation Committee considered the individual contributions of the Named Executive Officers discussed above under "Annual Short Term (Cash) Incentive Compensation" in making its determinations with respect to granting long term incentives, in addition to several more objective factors, including comparative share ownership of similarly-situated executives, the Company's financial performance, the amount of equity previously awarded, the vesting of such awards, the retention value of the award and FWC's recommendations. In determining amounts of long term incentive compensation to be awarded, no fixed or specific mathematical weighting was applied to the subjective or the objective assessment of the Named Executive Officers' individual achievements.

              In September 2010, the Board approved the grant, on October 1, 2010, of non-qualified stock options to our executives. These stock options are exercisable over seven years and contain a performance vesting component. The performance vesting component ensures that stock option compensation is also tied to the achievement of multi-year performance objectives. The stock options vest as follows: 50% of the grant vests in one-third increments on December 31, 2011, 2012 and 2013 and the remaining 50% cliff vests on December 31, 2013 to the extent that pre-defined earnings per share (EPS) growth and service conditions are satisfied. In order for a Named Executive Officer to vest 100% of his stock option grant, (i) he must be an employee of the Company on December 31, 2013 and (ii) the Company's EPS for the fiscal year ending December 31, 2011 must be at least 15% higher than its EPS for the fiscal year ending December 31, 2010 and its EPS for the fiscal year ending December 31, 2012 must be at least 40% higher than its EPS for the fiscal year ended December 31, 2010. In October 2010, the Compensation Committee granted Messrs. Lucia stock options to purchase 20,000 shares of our common stock and Messrs. Hosp and Curtin and Mses. Dragonetti and Perrin stock options to purchase 16,000 shares of our common stock. The exercise price for these stock options was $59.32 per share and the vesting schedule was as described above.

              In connection with its executive compensation review in July 2010, the Compensation Committee recommended that the Board approve a retention grant in February 2011 of restricted stock units to each of the Named Executive Officers. In February 2011, the Board approved the grant of restricted stock units with an aggregate value of $4.95 million. An aggregate of 66,962 restricted stock units were granted to our Named Executive Officers on February 18, 2011, based on the closing price of our common stock of $73.92 on the NASDAQ Global Select Market on that date. The restricted stock units vest in 25% increments, with the first 25% vesting on the second anniversary of the grant date and the remainder vesting ratably on the third, fourth and fifth anniversaries of the grant date.

Benefits and Other Compensation.

              We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. The Company matches 100% of participant contributions to our 401(k) plan up to 3% of their eligible compensation, and 50% of the next 2% of their eligible compensation contributed to the 401(k) plan, up to a maximum of $9,800 per annum.

Severance and Change-in-Control Benefits.

              Pursuant to employment agreements we have entered into with our Named Executive Officers and under the terms of our 2006 Stock Plan, our Named Executive Officers are entitled to certain benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our Company. We have provided detailed information about these benefits, along with estimates of their value under various circumstances, under the caption "Potential Payments upon Termination of Employment or Change-in-Control" below.

              We believe providing these benefits helps us compete for executive talent, promote stability and continuity of senior management and provide reasonable assurance so that they are not distracted from their duties during the uncertainty that may accompany a possible change in control.

Tax Considerations

              Section 162(m) of the Internal Revenue Code prohibits us from deducting any compensation in excess of $1 million paid to our Chief Executive Officer and the three other most highly compensated Named Executive Officers employed at the end of the year (other than our Chief Financial Officer), except to the extent that such compensation is paid pursuant to a shareholder approved plan upon the attainment of specified performance objectives. The Compensation Committee believes that tax deductibility is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee periodically reviews the potential consequences of Section 162(m) and generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m). However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Summary Compensation Table

              The following table sets forth the cash and non-cash compensation awarded to or earned by our Named Executive Officers for the fiscal years ended December 31, 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total Compensation ($)
William C. Lucia	2010	553,846	-	-	425,200(3)	497,632	9,800	1,486,478
President and Chief	2009	406,923	-	1,000,000(5)	289,600(6)	442,060	18,300(7)	2,156,883
Executive Officer(4)	2008	343,846	-	-	240,274	290,137	9,200	883,457
Walter D. Hosp	2010	367,308	-	-	340,160(3)	243,219	9,800	960,487
Chief Financial Officer	2009	337,500	-	800,000(5)	231,700(6)	221,030	9,800	1,600,030
	2008	325,000	-	-	142,668	161,200	7,015	635,883
Sean Curtin(8)	2010	340,384	37,500(9)	-	340,160(3)	231,537	-	949,581
Executive Vice President,
Operations
Christina Dragonetti(8).	2010	310,577	-	-	340,160(3)	183,045	9,800	843,582
Executive Vice President,
Corporate Development
Maria Perrin(8).	2010	340,384	-	-	340,160(3)	236,827	9,800	927,171
Executive Vice President,
Government Markets

(1)
The amounts in this column represent the grant date fair value of each stock option grant computed in accordance with FASB guidance on stock-based compensation, assuming all service and performance conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K.

(2)
Except as described in footnote 7 below, the amounts in this column reflect 401(k) employer matching contributions.

(3)
In October 2010, Messrs. Lucia, Hosp and Curtin and Mses. Dragonetti and Perrin were each granted non-qualified stock options to purchase shares of our common stock at a purchase price per share of $59.32. Mr. Lucia was granted 20,000 non-qualified stock options and the other Named Executive Officers were each granted 16,000 non-qualified stock options. The amounts in this column represent the grant date fair value of the service/performance-based option grants computed in accordance with FASB guidance on stock-based compensation, assuming all service and performance conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K. The grant date fair value of service/performance-based stock options is determined based on the number of shares granted and the fair value of our common stock on the grant date, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date.

(4)
Mr. Lucia became our Chief Executive Officer effective March 1, 2009. Prior to that date, Mr. Lucia served as our President and Chief Operating Officer.

(5)
In February 2009, Messrs. Lucia and Hosp were granted 31,980 and 25,584 shares of restricted stock, respectively. Subject to Messrs. Lucia's and Hosp's continued employment with the Company, these restricted stock awards will vest in 25% increments in February 2011, 2012, 2013 and 2014. The amounts in this column represent the grant date fair value of the service-based restricted stock award computed in accordance with FASB guidance on stock-based compensation, assuming all service conditions are met. The relevant assumptions made in the valuations may be found in Note 11 of the Notes to Consolidated Financial Statements in our 2009 Annual Report on Form 10-K. The grant date fair value of service-based restricted stock is determined based on the number of shares granted and the fair value of our common stock on the grant date, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date, less the consideration paid by the recipient for the award. Under our 2006 Stock Plan, restricted stock award recipients pay us the par value for the stock ($0.01 per share).

(6)
In October 2009, Messrs. Lucia and Hosp were granted non-qualified stock options to purchase shares of our common stock at an exercise price per share of $37.82. Mr. Lucia was granted 20,000 non-qualified stock options and Mr. Hosp was granted 16,000 non-qualified stock options. The amounts in this column represent the grant date fair value of the service/performance-based option grants computed in accordance with FASB guidance on stock-based compensation, assuming all service and performance conditions are met. The relevant assumptions made in the valuations may be found in Note 11 of the Notes to Consolidated Financial Statements in our 2009 Annual Report. The grant date fair value of service/performance—based stock options is determined based on the number of shares granted and the fair value of our common stock on the grant date, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date.

(7)
Represents $8,500 in relocation allowance and $9,800 in 401(k) employer matching contributions.

(8)
Mr. Curtin and Mses. Dragonetti and Perrin were appointed as executive officers in July 2010.

(9)
In January 2010, the Compensation Committee awarded Mr. Curtin a discretionary bonus based upon performance in 2010.

Narrative Discussion of Summary Compensation Table

Salary

              The salaries of our Named Executive Officers for fiscal 2010 reflect mid-year changes that were approved by the Compensation Committee in 2010.

Bonus

              This column represents one-time discretionary bonuses by our Compensation Committee or Board of Directors.

Stock Awards

              We granted restricted stock awards to our Named Executive Officers in 2009.

              See "Potential Payments upon Employment Termination or Change-in-Control" for additional information regarding matters that could affect the vesting of such awards.

Option Awards

              In 2009 and 2010, we granted non-qualified stock options to our Named Executive Officers which vest as follows: (i) 50% of the grant vests annually in one-third increments, with the first one-third vesting on December 31 of the year after the grant date and the remaining two-thirds vesting on December 31 of the second and third year and (ii) 50% vests on December 31 of the third year to the extent that certain pre-defined earnings per share growth and service conditions are satisfied.

              See "Grants of Plan Based Awards, for the year ended December 31, 2010" for information regarding the options granted in 2010 and "Potential Payments upon Employment Termination and Change-in-Control" for additional information regarding matters that could affect the vesting of such options.

Non-Equity Incentive Plan Compensation

              The amounts set forth in this column reflect the amounts paid to our Named Executive Officers as part of their annual short term (cash) incentive compensation, as discussed in the Compensation Discussion and Analysis, which precedes the Summary Compensation Table. These amounts are based on a percentage of the individual's base salary for the fiscal year.

 Grants of Plan-Based Awards For the Year Ended December 31, 2010

					Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)
							Exercise Price of Option Awards ($/sh)(2)
Name	Grant Date	Board Approval Date	Threshold ($)	Target ($)	Target (#)
William C. Lucia
	10/1/10	09/15/10	17,063	341,250	10,000(5)	10,000(4)	$59.32	425,200
Walter D. Hosp
	10/1/10	09/15/10	8,125	162,500	8,000(5)	8,000(4)	$59.32	340,160
Sean Curtin
	10/1/10	09/15/10	7,500	150,000	8,000(5)	8,000(4)	$59.32	340,160
Christina Dragonetti
	10/1/10	09/15/10	6,250	125,000	8,000(5)	8,000(4)	$59.32	340,160
Maria Perrin
	10/1/10	09/15/10	7,500	150,000	8,000(5)	8,000(4)	$59.32	340,160

(1)
Amounts represent the threshold and target that could be earned by the Named Executive Officers. The threshold amount shown is 5% of the individual's bonus target amount, which would be payable if the Company achieved 86% of the applicable targeted financial measure for 2010. The target amount shown is 100% of the individual bonus target amount. Actual incentives paid for 2010 are shown in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column. Our short-term (cash) incentive plan is described in the Compensation Discussion and Analysis, under the heading "Annual Short Term (Cash) Incentive Compensation." Mr. Lucia's bonus target for 2010 was 65% of base salary and the bonus target for our other Named Executive Officers was 50% of base salary. Mr. Lucia's bonus target is higher than that of the other Named Executive Officers due to his overall responsibility for the operations and success of the Company. There is no maximum on the bonus amount payable to our Named Executive Officers.

(2)
The exercise price equals the closing price of our Common Stock on the date of the grant.

(3)
The amounts in this column represent the grant date fair value of each stock option grant computed in accordance with FASB guidance on stock-based compensation, assuming all performance conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2010 Annual Report on Form 10-K.

(4)
Amounts represent the portion of the non-qualified stock option grant made to the Named Executive Officers in 2010 that is conditioned on continued service. These non-qualified stock option grants are described in the Compensation Discussion and Analysis under the heading "Long Term Incentive Compensation." The vesting terms for these grants are described in the Narrative Discussion to the Summary Compensation Table.

(5)
Amounts represent the portion of the non-qualified stock option grant made to the Named Executive Officers in 2010 that is conditioned on performance. These non-qualified stock option grants are described in the Compensation Discussion and Analysis under the heading "Long Term Incentive Plan." The vesting terms for these grants are described in the Narrative Discussion to the Summary Compensation Table.

 Outstanding Equity Awards at December 31, 2010

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlyingv Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested	Market Value of Shares of Stock that Have Not Vested ($)(1)
William C. Lucia						31,980(2)	2,071,344
	48,000	-	-	$6.95	4/14/2015
	68,665	-	-	$9.44	5/4/2016
	101,355	-	-	$10.98	6/26/2016
	20,000	-	-	$25.45	9/30/2012
	10,000	5,000(3)	15,000(3)	$23.99	9/30/2015
	3,334	6,666(4)	10,000(4)	$37.82	10/1/2016
	-	10,000(5)	10,000(5)	$59.32	9/30/2017
Walter D. Hosp						25,584(2)	1,657,076
	45,000	15,000(6)	-	$19.12	7/2/2017
	15,000	-	-	$25.45	9/30/2012
	8,333	4,167(3)	12,500(3)	$23.99	9/30/2015
	2,667	5,333(4)	8,000(4)	$37.82	10/1/2016
	-	8,000(5)	8,000(5)	$59.32	9/30/2017
Sean Curtin						19,187(2)	1,242,742
	11,668	-	-	$14.04	9/13/16
	20,000	10,000(6)	-	$25.45	9/30/12
	10,000	20,000(6)	-	$23.99	9/30/15
	10,000	30,000(6)	-	$37.82	10/01/16
	-	8,000(5)	8,000(5)	$59.32	9/30/17
Christina Dragonetti						19,187(2)	1,242,742
	10,000			$2.92	11/04/13
	10,474	-	-	$9.44	5/4/16
	42,935	-	-	$10.98	6/26/16
	12,000	-	-	$25.45	9/30/12
	5,000	2,500(3)	7,500(3)	$23.99	9/30/15
	2,334	4,666(4)	7,000(4)	$37.82	10/1/16
	-	8,000(5)	8,000(5)	$59.32	9/30/17
Maria Perrin						31,980(2)	2,071,345
	-	12,500(6)		$22.29	4/30/17
	6,667	-	-	$25.45	9/30/12
	5,000	5,000(3)	15,000(3)	$23.99	9/30/15
	2,667	5,333(4)	8,000(4)	$37.82	10/1/16
	-	8,000(5)	8,000(5)	$59.32	9/30/17

(1)
Market value is calculated by multiplying the closing sales price per share of our common stock on the NASDAQ Global Select Market ($64.77) on December 31, 2010 by the number of shares of stock that have not vested.

(2)
Service-based restricted stock awards vest in 25% increments, with the first 25% vesting on February 19, 2011 and the remainder vesting ratably on February 19, 2012, 2013 and 2014.

(3)
Stock options vest as follows: 50% vests in one-third increments on December 31, 2009, 2010 and 2011. The remaining 50% vests on December 31, 2011 to the extent that certain pre-defined performance and service conditions are satisfied.

(4)
Stock options vest as follows: 50% vests in one-third increments on December 31, 2010, 2011 and 2012. The remaining 50% vests on December 31, 2012 to the extent that certain pre-defined performance and service conditions are satisfied.

(5)
Stock options vest as follows: 50% vests in one-third increments on December 31, 2011, 2012 and 2013. The remaining 50% vests on December 31, 2013 to the extent that certain pre-defined performance and service conditions are satisfied.

(6)
Stock options vest in 25% increments, with the first 25% vesting on the first anniversary of the grant date and the remainder vesting ratably on the second, third and fourth anniversaries of the grant date (Grant dates: (i) Mr. Curtin: October 1, 2007, October 1, 2008 and October 1, 2009, respectively; (ii) Mr. Hosp: July 2, 2007; and, (iii) Ms. Perrin: April 30, 2007).

2010 Option Exercises

              The following table sets forth certain information concerning the exercise of stock options by our Named Executive Officers. Although certain of our Named Executive Officers have received service-based restricted stock awards, as of December 31, 2010 none of those awards had commenced vesting; hence, the table below does not include information relating to those restricted stock awards.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
William C. Lucia	104,000	$4,908,338
Sean Curtin	25,832	1,209,425
Maria Perrin	19,166	554,924

(1)
The value realized on the exercise of stock options is based on the difference between the exercise price and the market price (used for tax purposes) of our common stock on the date of exercise.

Potential Payments Upon Termination of Employment or Change in Control

              The following information and table set forth the additional amounts payable to each of our Named Executive Officers in the event of a termination of employment as a result of involuntary termination, resignation for Good Reason (as defined below), resignation for Good Reason upon a Change in Control (as defined below) and involuntary termination following a Change in Control.

              On March 1, 2011, we entered into a new employment agreement with Mr. Lucia; therefore, the following table presents the amounts payable to Mr. Lucia under the terms of his new agreement, rather than his prior agreement, which expired on February 28, 2011.

Assumptions and General Principles

              The following assumptions and general principles apply with respect to the following table and any termination of employment of a Named Executive Officer:

  •
  The amounts shown in the table assume that each Named Executive Officer was terminated on December 31, 2010, but presents the amounts payable to Mr. Lucia as if his new agreement were in place at that time. Accordingly, the table reflects amounts earned as of December 31, 2010 and includes estimates of amounts that would be paid to the Named Executive Officer upon the occurrence of a termination or change in control. The actual amounts to be paid to a Named Executive Officer can only be determined at the time of the termination or change in control.

  •
  Regardless of the manner in which the Named Executive Officer's employment is terminated, a Named Executive Officer is entitled to receive (i) any earned but unpaid salary and accrued but unused paid time off through the date of termination and (ii) in general, any earned but unpaid bonus for the calendar year preceding the calendar year in which his/her employment ends. Amounts due for unused paid time off for 2010 are not shown in the table.

  •
  Under the terms of our 2006 Stock Plan, upon a Named Executive Officer's termination of employment (for any reason other than gross misconduct), stock option exercises shall be limited to the stock options that were immediately exercisable at the date of such termination. The amounts shown in the table do not include the value of such immediately exercisable stock options.

  •
  Under the terms of our Restricted Stock Award Agreements, upon a Named Executive Officer's termination of employment for any reason other than as a result of his/her death, disability or involuntarily by the Company (i) for "cause" or (ii) for "cause" within 24 months following a Change in Control, the unvested shares underlying his/her restricted stock award shall be forfeited effective as of his/her termination date. As of December 31, 2010, none of the restricted stock awards granted to our Named Executive Officers had commenced vesting.

  •
  Under the terms of our Restricted Stock Unit Agreements, upon a Named Executive Officer's termination of employment for any reason other than as a result of his/her death, disability or involuntarily by the Company without "cause" within 24 months following a Change in Control, any restricted stock units which are not then vested shall be forfeited effective as of his/her termination date. If the Named Executive Officer ceases to be employed by the Company by reason of his/her retirement, the restricted stock units shall continue to vest as if the Named Executive Officer had continued to be employed until the expiration of two years after his/her retirement.

  •
  The amounts in the table assume that each of the Named Executive Officers would have been entitled to receive his/her target annual bonus payment for 2010 and not the amount that the Compensation Committee determined to pay based upon the level of attainment of the Company performance objectives. Therefore, the bonus payment amount set forth in the table is the target bonus for each Named Executive Officer, not the amount that was actually paid and shown as Non-Equity Incentive Plan Compensation in the Summary Compensation Table.

  •
  Under our Restricted Stock Award, Restricted Stock Unit and Stock Option Agreements, "cause" means a termination with "cause" under the terms of the Named Executive Officer's employment agreement. If there is no such employment agreement in effect, a termination with "cause" as determined by the Board, shall mean a termination on account of deliberate gross misconduct or the violation, after any such termination, of the terms of a Restrictive Covenant and Confidentiality/Non-Disclosure Agreement with the Company.

  •
  Under the terms of the 2006 Stock Plan, a "Change of Control" shall mean the occurrence of any of the following events: (i) at least a majority of the Board shall cease to consist of directors of the Company who served in such capacity at the time the 2006 Stock Plan was adopted or during each subsequent renewal term or were approved by a then majority of continuing directors for addition to Board; (ii) any "person" or "group" shall have acquired beneficial ownership (as defined in Regulation 13d-3) of shares having 30% or more of the voting power of all outstanding shares, unless such acquisition is preapproved by the Board; (iii) a merger or consolidation occurs in which the outstanding shares are converted into shares of another company, or other securities, or cash or other property and the pre-transaction shareholders cease to hold at least 55% of the post-change voting power, (iv) the sale of all, or substantially all, of the Company's assets occurs; or (v) the Company's shareholders approve a plan of complete liquidation of the Company, with the definition subject to further limitations if necessary to conform to Section 409A of the Code.

Definitions Applicable to Mr. Lucia

  •
  "Cause" means: (i) fraud with respect to the Company or any of its subsidiaries and affiliates; (ii) material misrepresentation to any regulatory agency, governmental authority, outside or internal auditors, internal or external Company counsel, or the Board concerning the operation or financial status of the Company or of any of its subsidiaries and affiliates; (iii) theft or embezzlement of assets of the Company or any of its subsidiaries or affiliates; (iv) conviction, or plea of guilty or nolo contendere to any felony (or to a felony charge reduced to a misdemeanor), or, with respect to the Mr. Lucia's employment, to any misdemeanor (other than a traffic violation); (v) material failure to follow the Company's conduct and ethics policies that have been provided or made available to Mr. Lucia; (vi) a material breach of his employment agreement; and/or (vii) continued failure to attempt in good faith to perform his duties as reasonably assigned by the Board. Certain of the foregoing definitions permit Mr. Lucia to attempt to cure the grounds for cause.

  •
  "Good Reason" means, the occurrence, without Mr. Lucia's prior written consent, of any of the following events: (i) a material diminution in his authority, duties or responsibilities; (ii) a requirement that he report to an officer rather than to the Board; (iii) a material reduction in his base salary; (iv) the Company's requiring him to perform his principal services primarily in a geographic area more than 50 miles from both the Company's offices in Dallas, Texas and its principal headquarters in New York, New York (or such other place of primary employment for Mr. Lucia to which Mr. Lucia has moved after March 1, 2011); or (v) a material breach by the Company of any material provision of his employment agreement. Good Reason is also subject to certain timing restrictions and our ability to cure the proposed Good Reason.

  •
  "Change in Control" means:

  -
  the acquisition by an individual, entity or group (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50.01% or more of either (x) the then-outstanding shares of Company common stock or (y) the combined voting power of the then-outstanding Company securities entitled to vote in the election of directors ; provided, however, that an acquisition from the Company or pursuant to a Business Combination (as defined below) that complies with subclauses (x) and (y) of clause (ii) will not be a Change in Control;

    -
    the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all (i.e., in excess of 85%), of its assets (a "Business Combination"), unless, immediately thereafter (x) all or substantially all of the beneficial owners immediately prior to such Business Combination beneficially own more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote in the election of directors, respectively, of the resulting or acquiring corporation in substantially the same proportions as their initial ownership and (y) no Person beneficially owns 50.01%, or more, of the then-outstanding shares of common stock of the acquiring corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote in the election of directors (except if such ownership existed prior to the Business Combination); or

    -
    a change in the composition of the Board that results, during any one year period, in the current directors (including directors subsequently elected by at least a majority of the Board, but excluding directors whose initial assumption of office occurred as a result of an actual or threatened election contest or similar circumstance) no longer constituting a majority of the Board, or the Board of a successor corporation.

Named Executive Officer and Type of Payment	Involuntary Termination	Resignation For Good Reason	Resignation For Good Reason Upon a Change of Control	Involuntary Termination Upon a Change of Control
William C. Lucia, President & Chief Executive Officer(1)(2)
Cash severance	$1,300,000	$1,300,000	$1,300,000	$1,300,000
Bonus payment	$845,000	$845,000	$845,000	$845,000
Continued health insurance coverage	$12,478	$12,478	$12,478	$12,478
Restricted Stock(3)	-	-	$2,071,345	$2,071,345
Stock Options(4)	-	-	$3,670,257	$3,670,257
Total	$2,157,478	$2,157,478	$7,899,080	$7,899,080
Walter D. Hosp, Chief Financial Officer(5)
Cash severance	$425,000	-	-	$425,000
Continued health insurance coverage	$20,016	-	-	$20,016
Restricted Stock(3)	-	-	-	$1,657,076
Stock Options(4)	-	-	-	$3,950,970
Total	$445,016	-	-	$6,053,062
Sean Curtin, Executive Vice President of Operations(6)
Cash severance	$400,000	-	-	$400,000
Continued health insurance coverage	$20,100	-	-	$20,100
Restricted Stock(3)	-	-	-	$1,242,742
Stock Options(4)	-	-	-	$4,922,520
Total	$420,100	-	-	$6,585,362
Christina Dragonetti, Executive Vice President of Corporate Development(7)
Cash severance	$200,000	-	-	$200,000
Continued health insurance coverage	$10,050	-	-	$10,500
Restricted Stock(3)	-	-	-	$1,242,742
Stock Options(4)	-	-	-	$2,439,627
		-	-
Total	$210,050	-	-	$3,902,469
Maria Perrin, Executive Vice President of Government Markets(8)
Cash severance	$200,000	-	-	$200,000
Continued health insurance coverage	$10,050	-	-	$10,050
Restricted Stock(3)	-	-	-	$2,071,345
Stock Options(4)	-	-	-	$4,004,923
		-	-
Total	$210,050	-	-	$6,286,318

(1)
If we terminate Mr. Lucia's employment without Cause or if his employment ceases because of his death or disability or if he terminates his employment with Good Reason, then provided Mr. Lucia executes a separation agreement and release and complies with certain restrictive covenants (as described below) and confidentiality provisions contained in his employment agreement, he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period, (ii) twice a bonus component that will vary depending upon whether the bonus for the year of termination is intended to be "performance-based" compensation and the performance is satisfied, in which case it will be paid when bonuses are paid to the Company's executive officers, or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (i) above, and (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier. For the 24 months following Mr. Lucia's termination, he is prohibited from: (i) directly or indirectly engaging in competition with or owning any interest in, performing any services for, participating in, or being connected with any business that is competitive with the business of the Company and its subsidiaries, (ii) directly or indirectly inducing or attempting to induce any employee of the Company or its subsidiaries to leave the employ of the Company and (iii) directly or indirectly hiring, engaging or working with any supplier, contractor or other business relation of the Company or its subsidiaries if such action would be known by him to have a material adverse effect on the Company's business or materially interfere with the Company's relationship with that person/entity.

(2)
If within 24 months following a Change in Control, Mr. Lucia's employment is terminated without Cause or he resigns for Good Reason, provided he executes a separation agreement and release and complies with certain restrictive covenants and confidentiality provisions contained in his employment agreement (as described above), he will receive the amounts set forth in (1)(i) and (1)(ii) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

(3)
Under the terms of our Restricted Stock Agreements, in the event a Named Executive Officer ceases to be employed by the Company by reason of death, disability or involuntarily by the Company (other than (i) for "cause" and (ii) for "cause" within 24 months of a Change of Control), the restricted stock awards held by such Named Executive Officer shall vest in full. In addition, the Compensation Committee has the discretion to accelerate vesting of the restricted stock in the event of a Change of Control. Under the terms of our Restricted Stock Unit Agreements, in the event a Named Executive Officer ceases to be employed by the Company by reason of death, disability or involuntarily by the Company other than for "cause" within 24 months following a Change in Control, all of the restricted stock units held by such Named Executive Officer shall become fully vested. The amounts presented in the table represent the market value of outstanding restricted stock awards and restricted stock units, which is determined based on the number of shares/units granted and the fair value of our common stock on December 31, 2010, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date ($64.77), less the consideration paid by the recipient for the award ($0.01 per share).

(4)
Under the 2006 Stock Plan (assuming no contrary provisions in the award agreements/the 2006 Stock Plan), if a Named Executive Officer ceases to be employed by the Company by reason of involuntary termination without "cause" by the Company during the 24-month period following a Change of Control, the Named Executive Officer's outstanding options, which are not then exercisable and vested, shall become fully vested and exercisable. The numbers included in the table represent the value of the unvested portion of the Named Executive Officer's stock options, assuming accelerated vesting (calculated based on the excess of the closing market price of our common stock on December 31, 2010, over the exercise prices of such options).

(5)
In the event Mr. Hosp is involuntarily terminated or involuntarily terminated upon a Change of Control, provided he executes and does not revoke a severance agreement and release, he will be entitled to salary and benefits continuation for 12 months.

(6)
In the event Mr. Curtin is involuntarily terminated and he executes and does not revoke a severance agreement and release, he will be entitled to his base salary for 12 months from the date of termination and the Company shall, for up to 12 months, continue to pay its share of the premium for COBRA coverage for Mr. Curtin.

(7)
In the event Ms. Dragonetti is involuntarily terminated, she may be eligible to receive salary and benefits continuation for up to six months.

(8)
In the event Ms. Perrin is involuntarily terminated and provided she executes and does not revoke a separation agreement and general release, she will be entitled to six months of salary and benefits continuation.

Executive Employment Agreements

              See "Potential Payments Upon Termination of Employment or Change in Control" above for definitions of capitalized terms used below.

William C. Lucia — President and Chief Executive Officer

              On March 1, 2011, we entered into a new employment agreement with Mr. Lucia. Unless earlier terminated, this agreement will terminate on February 28, 2013. In August 2010, Mr. Lucia's annualized base salary was increased from $525,000 to $650,000. Mr. Lucia is eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of his employment, in each case as may be determined by our Compensation Committee in its sole discretion on the basis of performance or such other criteria as may be established from time to time by the Compensation Committee in its sole discretion. Mr. Lucia's target bonus is 65% of his base salary.

              If we terminate Mr. Lucia's employment without Cause, in connection with a Change in Control or otherwise, or if his employment ceases because of his death or disability or if he terminates his employment with Good Reason, then provided Mr. Lucia executes and does not revoke a separation agreement and release and complies with certain restrictive covenants (as described above) and confidentiality provisions contained in his employment agreement, he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period, (ii) twice a bonus component that will vary depending upon whether the bonus for the year of termination is intended to be "performance-based" compensation and the performance is satisfied or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (i) above, and (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier.

Walter D. Hosp — Chief Financial Officer

              We have an employment letter agreement with Mr. Hosp that has an unspecified term. In August 2010, Mr. Hosp's annualized base salary was increased from $325,000 to $425,000. Mr. Hosp is also eligible to receive an annual performance bonus, which depends on our performance and his individual performance, in each case as determined by our Compensation Committee. In February 2010, the Compensation Committee increased Mr. Hosp's target bonus to 50% of his base salary.

              In the event Mr. Hosp is involuntarily terminated or involuntarily terminated upon a Change of Control of the Company, provided he executes and does not revoke a severance agreement and release, he will be entitled to receive salary and benefits continuation for 12 months.

Sean Curtin — Executive Vice President of Operations

              We have an employment letter agreement with Mr. Curtin that has an unspecified term. Mr. Curtin's current annualized base salary, as approved by the Compensation Committee, is $400,000. He is also eligible to receive an annual performance bonus, which will be determined based on actual performance with no minimum bonus and no cap on the maximum bonus, provided that he meets certain predefined targets or objectives and the Company exceeds its fiscal year performance targets. Mr. Curtin's target bonus is 50% of his base salary.

              In the event Mr. Curtin is involuntarily terminated and he executes and does not revoke a severance agreement and release, he will be entitled to receive his base salary for 12 months from the date of termination and the Company shall, for up to 12 months, continue to pay its share of the premium for COBRA coverage for Mr. Curtin.

Christina Dragonetti — Executive Vice President of Corporate Development

              We do not have an employment letter agreement with Ms. Dragonetti. Ms. Dragonetti's current annualized base salary, as approved by the Compensation Committee, is $400,000. She is also eligible to receive an annual performance bonus, which depends on our performance and her individual and department performance, in each case as determined by our Compensation Committee. Ms. Dragonetti's target bonus is 50% of her base salary.

              In the event Ms. Dragonetti is involuntarily terminated, she may be eligible to receive salary and benefits continuation for up to six months.

Maria Perrin — Executive Vice President of Government Markets

              We have an employment letter agreement with Ms. Perrin that has an unspecified term. Ms. Perrin's current annualized base salary, as approved by the Compensation Committee, is $400,000. She is also eligible to receive an annual performance bonus, which depends on our performance and her individual and department performance, in each case as determined by our Compensation Committee. Ms. Perrin's target bonus is 50% of her base salary.

              In the event Ms. Perrin is involuntarily terminated and provided she executes and does not revoke a separation agreement and general release, she will be entitled to receive six months of salary and benefits continuation.

 REPORT OF AUDIT COMMITTEE

              In accordance with its Charter, the Audit Committee of the Board of Directors (the "Board") of HMS Holdings Corp. (the "Company"), among its other duties, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. During 2010, the Audit Committee met four times.

              In discharging its oversight responsibility as to financial reporting process, the Audit Committee reviewed and discussed our audited financial statements as of and for the fiscal year ended December 31, 2010 with management. Management has the responsibility for the preparation of our financial statements and the Company's independent registered public accounting firm, KPMG LLP (KPMG) has the responsibility for the examination of those statements.

              The Audit Committee discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees."

              The Audit Committee has received from KPMG a formal written statement describing all relationships between KPMG and the Company that might bear on KPMG's independence, as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with KPMG any relationships that may impact its objectivity and independence. The Audit Committee has also considered whether the provision of non-audit services by KPMG is compatible with its independence. Based on the foregoing, the Audit Committee has concluded that KPMG is independent from the Company and its management.

              Based on the above-mentioned review and discussions with management and KPMG, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of HMS Holdings Corp.

Ellen A. Rudnick, Chair
James T. Kelly
William F. Miller II (as of January 2011)
Richard H. Stowe

              The information contained in the Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

              William S. Mosakowski, a member of our Board of Directors, is the President, Chief Executive Officer, controlling shareholder and a member of the Board of Directors of PCG. Since our acquisition of the Benefits Services Practice Area (BSPA) from PCG in 2006, we have entered into subcontractor agreements with PCG, pursuant to which we provide cost containment services. For the year ended December 31, 2010, we recognized $0.1 million as revenue under subcontractor agreements with PCG and had $2.4 million in outstanding accounts receivable related to these subcontractor agreements.

              In addition, as part of the acquisition of BSPA in 2006, we entered into an office sublease agreement with PCG that expired in January 2010. For the years ended December 31, 2010, 2009, 2008, we recognized $5,500, $110,000 and $110,000, respectively, as expense under the sublease agreement with PCG. In connection with the BSPA acquisition, we entered into an Intercompany Services Agreement (ISA) with PCG to allow each party to perform services for the other, such as information technology support and contractual transition services. Services performed under the ISA are billed at pre-determined rates specified in the ISA. For the year ended December 31, 2010 services rendered by PCG under the ISA were valued at approximately $360,000 and our services rendered to PCG were valued at approximately $112,000.

              Since the BSPA acquisition, amounts collected by or paid on our behalf by PCG are reimbursed to PCG at cost. At December 31, 2010 we owed $0.1 million to PCG.

              One of our former directors, Galen D. Powers, was a senior partner in the law firm Powers Pyles Sutter & Verville PC, which we began using in 1984. For the year ended December 31, 2010, we incurred $0.2 million in legal fees for services rendered to us by Powers Pyles Sutters & Verville.

              The Audit Committee has reviewed and approved these transactions.

Review and Approval of Related Person Transactions

              The Audit Committee's Charter provides that the Audit Committee shall review all related person transactions on an ongoing basis and that all such transactions must be approved by the Audit Committee.

              Our Audit Committee has not adopted any written policies or procedures governing the review, approval or ratification of related person transactions. The Audit Committee's practice is to evaluate whether a related person (as defined in Item 404 of Regulation S-K) will have a direct or indirect interest in a transaction in which the Company may be a party. Where the Audit Committee determines that such proposed transaction involves a related person, the Audit Committee reviews any and all information it deems necessary and appropriate to evaluate the fairness of the transaction to us and our shareholders (other than the interested person involved in such transaction), and may consider among other things, the following factors: the related person's relationship to us and direct or indirect interest in the transaction, both objective (for example, the dollar amount of the related person's interest) and subjective (for example, any personal benefit not capable of quantification); whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; if applicable, the availability of other sources of comparable products or services; the benefits to us of the proposed interested transaction; and the impact on a director's independence in the event the related person is a director, an "associated person" of a director or an entity in which a director is a partner, member, shareholder or officer.

              If the Audit Committee decides not to approve a transaction, the Audit Committee will notify our President and Chief Executive Officer and Chief Financial Officer, who will ensure that the transaction is not consummated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC and NASDAQ reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to us.

              Based solely on review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that during fiscal year 2010, all of our executive officers and directors complied with the requirements of Section 16(a), except that due to administrative error, (i) Mr. Lucia, our President and Chief Executive Officer and a director, filed one late Form 4 reporting the exercise of a stock option and the sale of the underlying shares of common stock pursuant to his 10b5-1 plan, (ii) Mr. Holster, our Chairman of the Board filed one late Form 4 reporting the exercise of a stock option and the sale of the underlying shares of common stock, (iii) Mr. Schwartz, one of our directors, filed one late Form 3, (iv) Ms. Dragonetti, our Executive Vice President of Corporate Development filed an amended Form 3 to reflect her direct common stock holdings and (v) Mr. Miller, one of our directors, did not timely file a Form 4 to report the sale of shares of our common stock; however, this transaction was subsequently reported on a Form 5.

 OTHER BUSINESS

              As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the 2011 Annual Meeting other than as set forth herein. If other matters properly come before the 2011 Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

ANNUAL REPORT

              Our 2010 Annual Report on Form 10-K is concurrently being mailed to shareholders. The Annual Report contains our consolidated financial statements and the report thereon of KPMG LLP, independent registered public accounting firm. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        Walter D. Hosp
                        Chief Financial Officer and
                        Corporate Secretary

Dated: May 20, 2011

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

HMS HOLDINGS CORP.

FOURTH AMENDED AND RESTATED

2006 STOCK PLAN

SECTION 1.           Purpose

The purpose of the HMS Holdings Corp. Fourth Amended and Restated 2006 Stock Plan (the “Stock Plan”) is to furnish a material incentive to employees and non-employee Directors of the Company and its subsidiaries by making available to them the benefits of a larger common stock ownership in the Company through stock options and awards. It is believed that these increased incentives stimulate the efforts of employees and non-employee Directors towards the continued success of the Company and its affiliates, as well as assist in the recruitment of new employees and non-employee Directors.

SECTION 2.           Definitions

As used in the Stock Plan, the following terms shall have the meanings set forth below:

(a)   “Affiliate” shall mean any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Share, Performance Unit, Dividend Equivalent or any other right, interest or option relating to Shares granted pursuant to the provisions of the Stock Plan.

(c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, which in the sole and absolute discretion of the Committee may, but need not, be signed or acknowledged by the Company and the Participant.

(d)   “Award Period” shall have the meaning set forth in Section 9 of the Stock Plan.

(e)   “Board” shall mean the Board of Directors of the Company.

(f)    “Change in Control” shall mean the occurrence of any of the following events with respect to grants made after the Restatement Effective Date: For the purpose of the Stock Plan, “Change in Control” means:

(i)            the acquisition by a Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person or group beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50.01% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A) any acquisition directly from the Company will not be a Change in Control, nor will any acquisition by any individual, entity, or group pursuant to a Business Combination (as defined below) that complies with subclauses (x) and (y) of clause (ii) of this definition;

(ii)           the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all (i.e., in excess of 85%) of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person beneficially owns, directly or indirectly, 50.01% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

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(iii)          a change in the composition of the Board that results, during any one year period, in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the Effective Date or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office after the Effective Date occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

provided that, where required by Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A” of the “Code”), the event that occurs is also a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” as defined in Treasury Reg. § 1.409A-3(i)(5).

(g)   “Change in Control Price” means, with respect to a Share, (A) if the Change in Control is the result of a tender or exchange offer or a corporate transaction, the price per such Share paid in such tender or exchange offer or corporate transaction; or (B) if the Change in Control is not the result of a tender or exchange offer or a corporate transaction, the Fair Market Value per Share on the date of the Change in Control. To the extent the consideration paid in any such transaction described above consists in full or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

(h)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i)    “Committee” shall mean the Compensation Committee of the Board or such other persons or committee or subcommittee to which it has delegated any authority, as may be appropriate.

(j)    “Company” shall mean HMS Holdings Corp., a New York corporation.

(k)   “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(l)    “Director” shall mean a member of the Board.

(m)  “Dividend Equivalent” shall mean an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Shares.

(n)   “Effective Date” shall mean June 6, 2006, the date this Stock Plan is effective.

(o)   “Employee” shall mean any employee of the Company or any Affiliate. For any and all purposes under this Stock Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Committee, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Stock Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Stock Plan, an Employee shall be considered to have terminated employment or services and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

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(p)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q)   “Fair Market Value” shall mean, with respect to Shares, as of any date, the closing price of the Shares as reported on the NASDAQ Global Select Market for that date or, if no such prices are reported for that date, the closing price on the next preceding date for which such prices were reported, unless otherwise determined by the Committee.  The Board or the Committee can substitute a particular time of day or other measure of “closing sale price” if appropriate because of  exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A.

(r)    “Incentive Stock Option” shall mean an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(s)   “Nonqualified Stock Option” shall mean either an Option granted under Section 6 that is not intended to be an Incentive Stock Option or an Incentive Stock Option that has been disqualified.

(t)    “Option” shall mean any right granted to a Participant under the Stock Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

(u)   “Participant” shall mean an Employee or a non-employee member of the Board who is selected by the Committee or the Board from time to time in their sole discretion to receive an Award under the Stock Plan.

(v)   “Performance Award” shall have the meaning set forth in Section 9 of the Stock Plan.

(w)  “Performance Goals” shall have the meaning set forth in Section 9 of the Stock Plan.

(x)    “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(y)   “Performance Shares” shall have the meaning set forth in Section 9 of the Stock Plan.

(z)    “Performance Units” shall have the meaning set forth in Section 9 of the Stock Plan.

(aa) “Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(bb) “Restatement Effective Date” shall mean the 2011 annual meeting of the shareholders of the Company.

(cc) “Restricted Period” shall have the meaning set forth in Section 8 of the Stock Plan.

(dd) “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ee) “Restricted Stock Award” shall mean an award of Restricted Stock under Section 8.

(ff)   “Restricted Stock Unit” shall mean a unit that is valued by reference to a Share, which value may be paid to the Participant by delivery of cash, Shares or such other property as the Committee shall determine and with such restrictions as the Committee, in its sole discretion, may impose and which may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(gg) “Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under Section 8.

(hh) “Section 16 Participant” shall have the meaning set forth in Section 16 of the Stock Plan.

(ii)   “Shares” shall mean the shares of common stock of the Company.

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(jj)   “Spread” shall have the meaning set forth in Section 7 of the Stock Plan.

(kk) “Stock Appreciation Right” shall have the meaning set forth in Section 7 of the Stock Plan.

SECTION 3.           Administration

The Stock Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Stock Plan as may from time to time be adopted by the Board or the Committee, to (a) select the Employees and directors of the Company and its Affiliates to whom Awards may from time to time be granted hereunder; (b) determine the type or types of Award to be granted to each Participant hereunder; (c) determine the number of Shares to be covered by or relating to each Award granted hereunder; (d) determine the terms and conditions, not inconsistent with the provisions of the Stock Plan, of any Award granted hereunder; (e) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (f) determine whether, to what extent, and under what circumstances payment of cash, Shares, other property and other amounts payable with respect to an Award made under the Stock Plan shall be deferred either automatically or at the election of the Participant in a manner consistent with Section 409A of the Code; (g) interpret and administer the Stock Plan and any instrument or agreement entered into under the Stock Plan; (h) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Stock Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Stock Plan. The Committee may, in its sole and absolute discretion, and subject to the provisions of the Stock Plan, from time to time delegate any or all of its authority to administer the Stock Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of the Stock Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Stock Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Stock Plan and Awards under the Stock Plan, including the right to construe disputed or doubtful Stock Plan or Award terms and provisions, and any such determination shall be conclusive and binding on all persons, except as otherwise provided by law. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

Except as provided in Section 12, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Stock Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Stock Plan as it shall deem appropriate.

Awards to non-employee directors may be granted and administered only by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Marketplace Rules.

SECTION 4.           Shares Subject to the Stock Plan

(a)   Subject to adjustment as provided in Section 4(c), a total of 3,312,797 Shares shall be authorized for Awards granted under the Stock Plan after March 31, 2011. Any Shares subject to Options and Stock Appreciation Rights granted after March 31, 2011 shall be counted against the 3,312,797 limit described above as one Share for every one Share subject to such Award or by which the Award is valued by reference. Any Shares subject to Awards granted after March 31, 2011 (other than Options and Stock Appreciation Rights) shall be counted against the 3,312,797 limit described above as 1.85 Shares for every one Share subject to such Award or by which the Award is valued by reference. No Participant under this Stock Plan shall be granted Options, Stock Appreciation Rights or other Awards intended to comply with the performance-based exception of Section 162(m) of the Code in any calendar year covering more than 200,000 Shares. If an Award is subject to a performance period greater than one fiscal year, the maximum numbers set forth above will equal the maximum times the number of years in the performance period.

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The foregoing sentence will be construed in a manner consistent with Section 162(m) of the Code.

(b)   Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

(c)   In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, special cash dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, the equitable adjustments and other substitutions shall be made to the Stock Plan and to Awards as the Committee, in its sole discretion, deems necessary, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered under the Stock Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Stock Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an Incentive Stock Option which would constitute a modification within the meaning of Section 424(h)(3) of the Code.

(d)   Any Shares that, after March 31, 2011, are not purchased or awarded under an Award that has terminated or lapsed or has been forfeited, either by its terms or pursuant to the exercise, in whole or in part, of an Award granted under the Stock Plan (other than Shares not issued in connection with the settlement in Shares of a Stock Appreciation Right) and any Shares that after March 31, 2011 are withheld by the Company to satisfy the tax withholding obligation for Awards other than Options or Stock Appreciation Rights may be used for the further grant of Awards. In addition, if Shares under an Award are not issued because the Award is settled in cash, the Shares may be used for the further grant of Awards. In the case of the exercise of a Stock Appreciation Right for Shares, the number of Shares counted against the Shares available under the Stock Plan shall be the full number of Shares subject to the Stock Appreciation Right multiplied by the percentage of the Stock Appreciation Right actually exercised, regardless of the number of Shares actually used to settle such Stock Appreciation Right upon exercise.  Shares under this paragraph that may be used for the further grant of Awards shall be added back as one (1) Share if the Shares were subject to Options or Stock Appreciation Rights, and (ii) as 1.85 Shares if the Shares were subject to Awards other than Options or Stock Appreciation Rights.

(e)   Notwithstanding anything to the contrary the following Shares shall not be added to the maximum share limitations described above: (a) Shares tendered or withheld by the Company in payment of the exercise price of an Option; (b) Shares withheld by the Company to satisfy the tax withholding obligations for Options or Stock Appreciation Rights and (c) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.

(f)    With respect to Stock Appreciation Rights that may be settled in stock, the number of Shares available for Awards under the Stock Plan will be reduced by the total number of Stock Appreciation Rights so granted; provided, however, that to the extent the Stock Appreciation Rights are settled in cash the Shares not issued may be used for the further grant of Awards as provided in paragraph (d) of this Section. Stock Appreciation Rights that may only be settled in cash will not reduce the number of Shares available for award under the Stock Plan.

(g)   To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder with respect to Shares available for Incentive Stock Options, and with other applicable legal requirements (including applicable stock exchange requirements), Shares issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of Shares available for Awards under the Stock Plan.

SECTION 5.           Eligibility

Any Employee or non-employee Director shall be eligible to be selected as a Participant; provided, however, that Incentive Stock Options shall only be awarded to Employees of the Company, or a parent or subsidiary, within the meaning of Section 422 of the Code.

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SECTION 6.           Stock Options

Options may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Stock Plan and shall be subject to the following terms and conditions:

(a)   Option Price.  The option price per Share shall be not less than the Fair Market Value of the Shares on the date the Option is granted.

(b)   Period of Stock Option.  The period of each Option shall be fixed by the Committee, provided that the period for all Options shall not exceed ten years from the grant date. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the extended term exceed ten years from the original grant date.

(c)   Exercise of Option and Payment Therefore.  No Shares shall be issued until full payment of the option price has been made. The option price may be paid in cash or, if the Committee determines, by the Participant tendering Shares or by the Company withholding Shares otherwise issuable in connection with the exercise of the Option, a combination of cash and Shares, or through a cashless exercise procedure that allows Participants to sell immediately some or all of the Shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the option price. If the Committee approves the use of Shares as a payment method, the Committee shall establish such conditions as it deems appropriate for the use of common stock to exercise an Option. Options awarded under the Stock Plan shall be exercised through such procedure or program as the Committee may establish or define from time to time, which may include a designated broker that must be used in exercising such Options.

(d)   First Exercisable Date.  The Committee shall determine how and when Shares covered by an Option may be purchased. The Committee may establish waiting periods, the dates on which Options become exercisable or “vested” and, subject to paragraph (b) of this section, exercise periods. The Committee may accelerate the exercisability of any Option or portion thereof.

(e)   Termination of Participant’s Employment or Service.  Unless determined otherwise by the Committee, upon the termination of a Participant’s employment or service (for any reason other than gross misconduct), Option exercise privileges shall be limited to the Shares that were immediately exercisable at the date of such termination. The Committee, however, in its discretion, may provide that any Options outstanding but not yet exercisable upon the termination of a Participant’s employment or service may become exercisable in accordance with a schedule determined by the Committee. Such Option exercise privileges shall expire unless exercised within such period of time after the date of termination of employment or service as may be established by the Committee, but in no event later than the expiration date of the Option.

(f)    Termination Due to Misconduct.  If a Participant’s employment or Board service is terminated for gross misconduct, as determined by the Company, all rights under his or her Options shall expire upon the date of such termination.

(g)   Limits on Incentive Stock Options.  Except as may otherwise be permitted by the Code, an Employee may not receive a grant of Incentive Stock Options for Shares that would have an aggregate Fair Market Value in excess of $100,000 (or such other amount as the Internal Revenue Service may decide from time to time), determined as of the time that the Incentive Stock Option is granted, that would be exercisable for the first time by such person during any calendar year. If any grant is made in excess of the limits provided in the Code, such grant shall automatically become a Nonqualified Stock Option. In no event will Incentive Stock Options be granted to any Participant who owns more than ten percent of the stock of the Company within the meaning of Section 422 of the Code . Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Stock Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Stock Plan shall be 3,312,797 Shares as of March 31, 2011, subject to adjustment as provided in Section 4(c) and (g) (and shareholder approval of the amendment to the Stock Plan) to the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and reduced by one for each Share subject to an Award granted after March 31, 2011.

(h)   No Dividend Equivalents.  Anything in the Stock Plan to the contrary notwithstanding, no dividends or Dividend Equivalents may be paid on Options.

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SECTION 7.           Stock Appreciation Rights

The Committee may, in its discretion, grant a right to receive the appreciation in the Fair Market Value of Shares (“Stock Appreciation Right”). Such Stock Appreciation Right shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)   Time and Period of Grant.   The period for exercise of the Stock Appreciation Right shall be set by the Committee. The period of each Stock Appreciation Right shall be fixed by the Committee, provided that the period for all Stock Appreciation Rights shall not exceed ten years from the grant date.

(b)   Value of Stock Appreciation Right.  A Participant who is granted a Stock Appreciation Right will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the Fair Market Value of the Shares on the date the election to surrender such Stock Appreciation Right is received by the Company, in accordance with exercise procedures established by the Company, over the Fair Market Value of the Shares on the date of grant multiplied by the number of Shares covered by the grant of the Stock Appreciation Right. Notwithstanding the foregoing, in its sole discretion the Committee at the time it grants a Stock Appreciation Right may provide that the Spread covered by such Stock Appreciation Right may not exceed a specified amount.

(c)   Payment of Stock Appreciation Right.  Payment of a Stock Appreciation Right shall be in the form of Shares, cash or any combination of Shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

(d)   No Dividend Equivalents.  Anything in the Stock Plan to the contrary notwithstanding, no dividends or Dividend Equivalents may be paid on Stock Appreciation Rights.

SECTION 8.           Restricted Stock Awards and Restricted Stock Unit Awards

The Committee may make Restricted Stock Awards and Restricted Stock Unit Awards to a Participant, which Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)   Requirement of Employment or Board Membership.  A Participant who is granted a Restricted Stock Award or Restricted Stock Unit Award must remain an Employee or a Director of the Company during a period designated by the Committee (“Restricted Period”) in order to vest in or receive the Shares, cash or combination thereof under the Restricted Stock Award or Restricted Stock Unit Award. If the Participant ceases being an Employee or a Director of the Company prior to the end of the Restricted Period, the Restricted Stock Award or Restricted Stock Unit Award shall terminate and any Shares subject to a Restricted Stock Award shall be returned immediately to the Company, provided that the Committee may, at the time of the grant, provide for the employment or Board membership restriction to lapse with respect to a portion or portions of the Restricted Stock Award or Restricted Stock Unit Award at different times during the Restricted Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment or Board membership restriction as it deems equitable.

(b)   Restrictions on Transfer and Legend on Stock Certificates.  During the Restricted Period, the Participant may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Stock Award or Restricted Stock Unit Award, including but not limited to any Shares. Any certificate for Shares issued hereunder shall contain a legend giving appropriate notice of the restrictions in the Award.

(c)   Escrow Agreement.  The Committee may require the Participant to enter into an escrow agreement providing that any certificates representing the Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(d)   Lapse of Restrictions.  All restrictions imposed under the Restricted Stock Award or Restricted Stock Unit Award shall lapse upon the expiration of the Restricted Period if the conditions as to employment or Board membership set forth above have been met. The Participant shall then be entitled to have the legend removed from any certificates for Restricted Stock. Restricted Stock Awards and Restricted Stock Unit Awards may be paid in the form of Shares, cash or any combination of Shares and cash as determined by the Committee.

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The Committee may establish rules and procedures to permit a Participant to defer recognition of income upon the expiration of the Restricted Period.

(e)   Dividends and Dividend Equivalents.  Restricted Stock will accrue ordinary cash dividends, unless the Board or the Committee determines otherwise and applicable law permits such nonaccrual. Participants holding shares of Restricted Stock will only be entitled to such cash dividends if specifically provided in the Restricted Stock agreement, will only receive the dividends if and when the Restricted Stock vests, and will then receive dividends only prospectively unless the Board, Committee, or the Restricted Stock agreement provides for the payment of prior dividends upon or after vesting. Any dividend payment will be made no later than the latest of the end of the calendar year in which the dividends are paid to shareholders of that class of stock, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock, or the 15th day of the third month following the date on which the Restricted Stock to which the dividends pertain vests. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.  To the extent provided by the Board or the Committee, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to Dividend Equivalents.  Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board or the Committee in its sole discretion. Any Dividend Equivalent payments will be made no later than the latest of the end of the calendar year in which the dividends are paid to shareholders of the class of stock underlying the Restricted Stock Units, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock, or the 15th day of the third month following the date on which the Restricted Stock Unit to which the dividends pertain vests, absent a further deferral that complies with Section 409A of the Code.

(f)    Performance Goals.  The Committee may designate whether any Restricted Stock Award or Restricted Stock Unit Award is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Restricted Stock Award or Restricted Stock Unit Award designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals (as defined in Section 9(a)), to the extent required by Section 162(m).

(g)   Vesting.  The restrictions on each Restricted Stock Award or Restricted Stock Unit Award will lapse at such time or times, and on such conditions, as the Committee may specify. However, Restricted Stock Awards or Restricted Stock Unit Awards shall vest over at least three years from the date of grant if the vesting of such Restricted Stock Award or Restricted Stock Unit Award is subject only to continued service with the Company or a subsidiary, except for Restricted Stock Awards or Restricted Stock Unit Awards awarded (i) to new hires to replace forfeited awards from a prior employer, (ii) to non-employee members of the Board or (iii) in payment of Performance Awards and other earned cash-based incentive compensation. The foregoing limitation shall not apply to Performance Awards under Section 9 of the Stock Plan, which will have a minimum vesting period of one year. Notwithstanding the preceding two sentences, the Committee may, in its discretion, accelerate vesting in the event of the death, disability or retirement of a Participant or a Change in Control.

SECTION 9.           Performance Awards

The Committee may grant Awards denominated in Shares (“Performance Shares”), or denominated in dollars (“Performance Units”) if the performance of the Company or its subsidiaries during the Award Period (as defined below) meets certain goals established by the Committee (“Performance Awards”). The maximum amount that may be earned by any Participant for each fiscal year in an Award Period with respect to Performance Units that are intended to comply with the performance-based exception under Code Section 162(m) is $1,500,000. Performance Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)   Award Period and Performance Goals.  The Committee shall determine and include in a Performance Award grant the period of time for which a Performance Award is made (“Award Period”), subject to a one-year minimum vesting requirement for a Performance Award denominated in Performance Shares. The Committee also shall establish performance objectives (“Performance Goals”) to be met by the Company or its subsidiary during the Award Period as a condition to payment of the Performance Award.

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The Performance Goals  shall mean net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and client growth.

Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

For a Performance Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, Performance Goals may include any other financial or other measurement established by the Committee.

(b)   Payment of Performance Awards.  The Committee shall establish the method of calculating the amount of payment to be made under a Performance Award if the Performance Goals are met, including the fixing of a maximum payment. After the completion of an Award Period, the performance of the Company or its subsidiary shall be measured against the Performance Goals, and the Committee shall determine, in accordance with the terms of such Performance Award, whether all, none or any portion of a Performance Award shall be paid. The Committee, in its discretion, may elect to make payment in Shares, cash or a combination of Shares and cash. Any cash payment shall be based on the Fair Market Value of Shares on, or as soon as practicable prior to, the date of payment. The Committee may establish rules and procedures to permit a Participant to defer recognition of income upon the attainment of a Performance Award.

(c)   Revision of Performance Goals.  As to any Performance Award not intended to constitute performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of an Award Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company or its subsidiary and which, in the judgment of the Committee, make the application of the Performance Goals unfair unless a revision is made. For any Performance Award intended to constitute “performance-based compensation” under Section 162(m) of the Code, such revisions must be set forth in the Award Agreement within the time period required by Section 162(m).

(d)   Requirement of Employment.  A Participant who is granted a Performance Award must remain an Employee of the Company or its subsidiaries until the completion of the Award Period in order to be entitled to payment under the Performance Award; provided that the Committee may, in its discretion, provide for a full or partial payment where such an exception is deemed equitable.

(e)   Dividends.  The Committee may, in its discretion, at the time of the granting of a Performance Award, provide that any dividends declared on the Shares during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a Participant, be (i) paid to the Participant to the extent that the Performance Shares are earned, (ii) accumulated for the benefit of the Participant and used to increase the number of Performance Shares of the Participant or (iii) not paid or accumulated.

SECTION 10.         Other Share-Based Awards

(a)   Other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares, may be granted hereunder to Participants (“Other Share-Based-Awards”), including without limitation Awards entitling recipients to receive Shares to be delivered in the future. Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Stock Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.

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Other Share-Based Awards may be paid in Shares or cash, as the Board or the Committee shall determine.

(b)   Terms and Conditions.  Subject to the provisions of the Stock Plan, the Board or the Committee shall determine the terms and conditions of each Other Share-Based Award, including any conditions for vesting and repurchase (or forfeiture) and purchase price applicable thereto (applying principles like those set forth in Section 8(g) above and with the same carveouts).

SECTION 11.         Change in Control Provisions

(a) Unless provided otherwise in the terms of a particular Award, and notwithstanding any other provision of the Stock Plan to the contrary, in the event a Participant’s employment or service is involuntarily terminated without cause (as determined by the Committee or Board in its sole discretion) during the 24-month period following a Change in Control:

(i) any Options and Stock Appreciation Rights outstanding, which are not then exercisable and vested, shall become immediately fully vested and exercisable;

(ii) the restrictions and deferral limitations applicable to any Restricted Stock Award or Restricted Stock Unit Award shall lapse, and such Restricted Stock and Restricted Stock Units shall immediately become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(iii) all Performance Awards shall be considered to be earned and payable in full, based on the applicable performance criteria or, if not determinable, at the target level and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed; and

(iv) the restrictions and deferral limitations and other conditions applicable to any other Awards shall immediately lapse, and any such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(b) Change in Control Cash Out.  Notwithstanding any other provision of the Stock Plan, in the event of a Change in Control the Committee or Board may, in its discretion, provide that each Option or Stock Appreciation Right shall, upon the occurrence of a Change in Control, be cancelled in exchange for a cash payment to be made within 60 days of the Change in Control in an amount equal to the amount by which the Change in Control Price per Share exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right.

(c) Compliance with Section 409A of the Code.  In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Committee.

SECTION 12.         Amendments and Termination

(a)   The Board may amend, suspend or terminate the Stock Plan or any portion thereof at any time provided that (i) to the extent required by Code Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s shareholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require shareholder approval under the rules of NASDAQ may be made effective unless and until the Company’s shareholders approve such amendment; and (iii) if NASDAQ amends its corporate governance rules so that such rules no longer require shareholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Stock Plan that (A) materially increasing the number of shares authorized under the Stock Plan (other than pursuant to Section 4(g) or 11), (B) expanding the types of Awards that may be granted under the Stock Plan, or (C) materially expanding the class of participants eligible to participate in the Stock Plan shall be effective unless and until the Company’s shareholders approve such amendment.

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In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Stock Plan adopted in accordance with this Section 12 shall apply to, and be binding on the holders of, all Awards outstanding under the Stock Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Stock Plan. Notwithstanding the foregoing, without consent of affected Participants, Awards may be amended, revised or revoked when necessary to avoid penalties under Section 409A of the Code.

(b)   Unless such action is approved by the Company’s shareholders, the Company may not, with respect to any outstanding Option or SAR granted under the Stock Plan (except as provided for under Section 11): (1) amend any Option or Stock Appreciation Right to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding Option or Stock Appreciation Right, (2) cancel any Option or Stock Appreciation Right and grant in substitution therefor new Awards under the Stock Plan covering the same or a different number of Shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or stock appreciation right, (3) cancel for cash any Options or Stock Appreciation Rights that have exercise prices or measurement prices per share above the then-current Fair Market Value, other than under Section 11, or (4) take any other action that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

SECTION 13.         Transferability

Each Incentive Stock Option granted under the Stock Plan shall not be transferable other than by will or the laws of descent and distribution; each other Award granted under the Stock Plan will not be transferable or assignable by the recipient, and may not be made subject to execution, attachment or similar procedures, other than by will or the laws of descent and distribution or as determined by the Committee in accordance with the Exchange Act or any other applicable law or regulation. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee’s lifetime, of Options (other than Incentive Stock Options) to members of a Participant’s immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the

Participant’s spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

SECTION 14.        General Provisions

(a)   Nothing in the Stock Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Stock Plan.

(b)   Nothing in the Stock Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 12, to limit the right or power of the Company or its subsidiaries to take any action which such entity deems to be necessary or appropriate.

(c)   The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages.  If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.

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Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or, if the Company so requires, at the same time as payment of the exercise or purchase price, unless the Company determines otherwise.  If provided for in an Award or approved by the Board or the Committee in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board or the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements

(d)   Any proceeds received by the Company under the Stock Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board or the Committee shall direct.

(e)   Nothing in the Stock Plan or any Award granted under the Stock Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Employee or Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate an Employee’s employment or Participant’s service at any time, with or without cause.

(f)    All certificates for Shares delivered under the Stock Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)   No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(h)   Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof or the issuance of shares thereunder would constitute a violation of any federal or state law or listing requirements of the NASDAQ National Market for such shares or a violation of any foreign jurisdiction where Awards are or will be granted under the Stock Plan.

(i)    The Board may from time to time establish one or more sub-plans under the Stock Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to the Stock Plan containing (i) such limitations on the Board’s discretion under the Stock Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Stock Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Stock Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(j)    The provisions of the Stock Plan shall be construed, regulated and administered according to the laws of the State of New York without giving effect to principles of conflicts of law, except to the extent superseded by any controlling federal statute.

(k)   If any provision of the Stock Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Stock Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Stock Plan, it shall be stricken and the remainder of the Stock Plan shall remain in full force and effect.

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(l)    If approved by the Committee in its sole discretion, an Employee’s absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Stock Plan.

(m)  Anything to the contrary in the Stock Plan notwithstanding, the Committee may (i) offset any Award by amounts reasonably believed to be owed to the Company by the Participant and (ii) disallow an Award to be exercised or otherwise payable during a time when the Company is investigating reasonably reliable allegations of gross misconduct by the Participant.

(n)   Awards under the Stock Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

SECTION 15.         Term of Stock Plan

The Stock Plan shall terminate on the tenth anniversary of the Restatement Effective Date, unless sooner terminated by the Board pursuant to Section 12.

SECTION 16.         Compliance with Section 16 of the Exchange Act

With respect to Participants subject to Section 16 of the Exchange Act (“Section 16 Participants”), transactions under the Stock Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Stock Plan provision applicable solely to such Section 16 Participants that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Section 16 Participant in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Stock Plan or action by the Committee involving such Section 16 Participants is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Section 16 Participants, to the extent permitted by law and deemed advisable by the Committee.

SECTION 17.         Limitations on Liability

Notwithstanding any other provisions of the Stock Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Stock Plan, nor will such individual be personally liable with respect to the Stock Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company.  The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Stock Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s or the Committee’s approval) arising out of any act or omission to act concerning the Stock Plan unless arising out of such person’s own fraud or bad faith.

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HMS HOLDINGS CORP.

ANNUAL INCENTIVE COMPENSATION PLAN

HMS Holdings Corp. (the “Company”), a New York corporation, hereby establishes and adopts the Annual Incentive Compensation Plan (the “Plan”) to provide incentive awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1.             PURPOSES OF THE PLAN

The purposes of the Plan are to advance the interests of the Company and its shareholders and assist the Company in attracting and retaining executive officers of the Company and its Affiliates who, because of the extent of their responsibilities can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers.

2.             DEFINITIONS

2.1.         “Affiliate” shall mean any corporation, partnership or other organization of which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests.

2.2.           “Award” shall mean any amount granted to a Participant under the Plan.

2.3.         “Board” shall mean the board of directors of the Company.

2.4.         “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.5.         “Committee” shall mean the Compensation Committee of the Board or any subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. For purposes of satisfying the requirements of Section 162(m) of the Code and the regulations thereunder, the Committee is intended to consist solely of “outside directors” as such term is defined in Section 162(m) of the Code.

2.6.         “Disability” means any physical or mental condition of a Participant that in the opinion of the Committee renders the Participant incapable of continuing to be an employee of the Company and its Affiliates.

2.7.         “Participant” shall have the meaning set forth in Section 4.1.

2.8.         “Performance Criteria” shall mean net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and, client growth.

2.9.         “Performance Period” shall mean the Company’s fiscal year or such other period that the Committee, in its sole discretion, may establish.

3.             ELIGIBILITY AND ADMINISTRATION

3.1.         Eligibility.  The individuals eligible to participate in the Plan shall be the Company’s Chief Executive Officer and any other executive officer of the Company or any other person selected by the Committee to participate in the Plan (each, a “Participant”).  Where the Committee determines it appropriate, a Performance Period can have one or can have more than one Participant.

3.2.         Administration.

(a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of each Award; (iii) determine the time when Awards will be granted and paid and the Performance Period to which they relate; (iv) determine the performance goals for Awards for each Participant in respect of each Performance Period based on the Performance Criteria and certify the calculation of the amount of the Award payable to each Participant in respect of each Performance Period; (v) determine whether payment of Awards may be deferred by Participants in a manner consistent with Section 409A of the Code; (vi) interpret and administer the Plan and any instrument or agreement entered into in connection with the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.  The Committee may delegate any ministerial matters to officers or employees of the Company but may not delegate authority or responsibilities described in the preceding sentence except to the extent ministerial.

(b)           Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Affiliate, any Participant and any person claiming any benefit or right under an Award or under the Plan.

4.             AWARDS

4.1.         Performance Period; Performance Goals.

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(a)  Not later than the earlier of (i) 90 days after the commencement of a Performance  Period and (ii) the expiration of 25% of the Performance Period, the Committee shall, in writing, designate (x) the Participants for the Performance Period and (y) the performance goals for determining the Award for each Participant for each Performance Period based on attainment of specified levels of one or any combination of the Performance Criteria.  Within such time period the Committee shall also specify the exclusion for charges related to an event or occurrence that the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles.

(b)  If a person becomes eligible to participate in the Plan after the Committee has made its initial designation of Participants, such individual may become a Participant if so designated in writing by the Committee.  The performance goals designated by the Committee may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  Such performance goals shall otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

4.2.         Certification.  At such time as it shall determine appropriate following the conclusion of each Performance Period, the Committee shall certify, in writing, the amount of the Award for each Participant for such Performance Period.

4.3.         Payment of Awards.  The amount of the Award actually paid to a Participant may, in the sole discretion of the Committee, be less than the amount otherwise payable to the Participant based on attainment of the performance goals for the Performance Period as determined in accordance with Section 4.1.  The Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or a change in control of the Company.  The actual amount of the Award determined by the Committee for a Performance Period shall be paid in the Committee’s discretion in cash or, to the extent permissible under a shareholder-approved stock plan of the Company, stock based awards under such plan. Payment to each Participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable Performance Period ends, unless payment is deferred pursuant to a plan or arrangement satisfying the requirements of Section 409A of the Code.

4.4.         Maximum Award.  The maximum dollar value of an Award made to any Participant in any 12-month period is [$  ,000,000].

5.             MISCELLANEOUS

5.1.         Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including Section 162(m) of the Code, or by the NASDAQ Stock Market (or such other principal securities market on which the Company’s securities are listed or qualified for trading).  No amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

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5.2.         Section 162(m) of the Code.  Unless otherwise determined by the Committee, the provisions of this Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of Awards.

5.3.         Tax Withholding.  The Company or an Affiliate shall have the right to make all payments or distributions pursuant to the Plan to a Participant, net of any applicable federal, state and local taxes required to be paid or withheld.  The Company or an Affiliate shall have the right to withhold from wages, Awards or other amounts otherwise payable to such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes.  If the Participant shall fail to make such tax payments as are required, the Company or an Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.

5.4.         Right of Discharge Reserved; Claims to Awards.  Nothing in this Plan shall provide any Participant a right to receive any Award or payment under the Plan with respect to a Performance Period.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Participant the right to continue in the employment of the Company or an Affiliate or affect any right that the Company or an Affiliate may have to terminate the employment of (or to demote or to exclude from future Awards under the Plan) any such Participant at any time for any reason.  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of the termination of employment of any Participant.  No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants under the Plan.

5.5.         Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or an Affiliate, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or an Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

5.6.         Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

5.7.         Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

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5.8.         Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

5.9.         Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

5.10.       Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York without reference to principles of conflict of laws that might result in the application of the laws of another jurisdiction, and shall be construed accordingly.

5.11.       Effective Date of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of the then outstanding securities of the Company entitled to vote generally in the election of directors.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

5.12.       Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

5

Please mark your votes as indicated in this example X Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 5. Approval of the Company’s Annual Incentive Plan. FOR ALL WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. Approval of the Fourth Amended and Restated 2006 Stock Plan. 3. Approval of the amendment of the Company’s Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors. 2. Approval of the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock that the Company is authorized to issue from 45,000,000 to 125,000,000. 6. Approval, by a non-binding vote, of 2010 compensation for the Company’s named executive officers. 7. Advisory vote on the frequency of future executive compensation advisory votes. 8. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. 9. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. 2 YEARS 1 YEAR ABSTAIN 3 YEARS NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day. INTERNET http://www.proxyvoting.com/hmsy Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone (from the U.S. or Canada) to call toll-free to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. WO# Fulfillment# 99177 99178 OR FOLD AND DETACH HERE HMS Holdings Corp. 1. Election of Directors Nominees: The Board of Directors recommends a vote FOR the listed nominees. 01 William F. Miller III 02 Ellen A. Rudnick 03 Michael A. Stocker 04 Richard H. Stowe The Board of Directors recommends a vote FOR Proposals 2 -6 and 8. The Board of Directors recommends a vote for every 3 YEARS for Proposal 7.

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# Fulfillment# 99177 99178 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/hmsy HMS HOLDINGS CORP. Annual Meeting of Shareholders July 6, 2011 401 Park Avenue South 10th Floor New York, NY 10016 HMS HOLDINGS CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints William C. Lucia and Walter D. Hosp, and any one of them, as proxies, to vote all shares of common stock of HMS Holdings Corp. (the “Company”) held of record by the undersigned as of May 17, 2011, the record date with respect to this solicitation, at the Annual Meeting of Shareholders of the Company to be held at 401 Park Avenue South, 10th Floor, New York, New York 10016 on Wednesday, July 6, 2011, at 10:00 A.M. and any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS RECOMMENED BY THE BOARD OF DIRECTORS: “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2-6 AND PROPOSAL 8, AND FOR EVERY 3 YEARS FOR PROPOSAL 7. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO FIDELITY INVESTMENTS FOR ANY SHARES OF THE COMPANY’S COMMON STOCK HELD IN THE COMPANY’S 401(K) PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2011 ANNUAL MEETING AND PROXY STATEMENT. (Continued and to be signed on the reverse side)